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 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
  __________________________________

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AppFolio, Inc.
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Notice of 2024 Annual Meeting of Stockholders

Date & Time	Record Date	Location

June 14, 2024, 9:00 a.m. PT	April 17, 2024	www.virtualshareholdermeeting.com/APPF2024
To Our Stockholders:
Notice is hereby given that AppFolio, Inc. will hold its 2024 Annual Meeting of Stockholders (the "Annual Meeting") virtually on June 14, 2024, at 9:00 a.m. Pacific Daylight Time, via a live webcast, which can be accessed on the Internet by visiting www.virtualshareholdermeeting.com/APPF2024.
To access the Annual Meeting, you will need a 16-digit control number. The control number is provided on the Notice of Internet Availability of Proxy Materials you received in the mail, on your proxy card (if you requested to receive printed proxy materials), or through your broker or other nominee if you hold your shares in "street name."
Stockholders will be able to attend, vote and submit questions virtually during the Annual Meeting.
We are holding the Annual Meeting for the following purposes:

1	To elect three Class III directors to a three-year term to hold office until our 2027 annual meeting of stockholders, or until the date on which their successors are duly elected and qualified;
2	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
3	To approve, on a non-binding, advisory basis, the compensation of our named executive officers;
4	To approve the AppFolio, Inc. 2025 Omnibus Incentive Plan;
5	To approve the AppFolio, Inc. 2025 Employee Stock Purchase Plan; and
6	To transact such other business as may properly be brought before the Annual Meeting, or any adjournment or postponement thereof.
Our Board of Directors (our "Board") recommends that you vote FOR the election of each of the director nominees; FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm; FOR the advisory approval of the compensation of our named executive officers; FOR the approval of the AppFolio, Inc. 2025 Omnibus Incentive Plan; and FOR the approval of the 2025 Employee Stock Purchase Plan of AppFolio, Inc.
On or about April 29, 2024, we mailed to our stockholders a Notice Regarding the Availability of Proxy Materials (the "Notice") containing instructions for how to access this proxy statement relating to the Annual Meeting (this "Proxy Statement"), and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the "2023 Annual Report"). As described in the Notice, the Proxy Statement and 2023 Annual Report can be accessed by visiting www.proxyvote.com and using the control number located on the Notice. The Notice also provides instructions on how to vote your shares electronically at the Annual Meeting, by Internet or by telephone, as well as how to receive a paper copy of the Proxy Statement and 2023 Annual Report and vote your shares by mail using a proxy card.

Notice of Annual Meeting of Stockholders
Your interest in the Company and your vote truly matter to us. It is important that all stockholders participate in the affairs of the Company, regardless of the number of shares owned. Accordingly, we encourage you to read the proxy materials and vote your shares as soon as possible.
Only owners of shares of our Class A Common Stock and Class B Common Stock at the close of business on April 17, 2024 (the "Record Date"), are entitled to notice of the Annual Meeting. You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting.
On behalf of the Company and our Board, I would like to express our appreciation for your ongoing interest in AppFolio.
By Order of our Board,

Shane Trigg
President and Chief Executive Officer
Santa Barbara, California
April 29, 2024

General Information

Date & Time	Record Date	Location

June 14, 2024, 9:00 a.m. PT	April 17, 2024	www.virtualshareholdermeeting.com/APPF2024
Our Board is soliciting proxies for the Annual Meeting, and any adjournment or postponement thereof. In this Proxy Statement, the terms the "Company," “AppFolio,” "APPF," “we,” “us,” and “our” refer to AppFolio, Inc. and our subsidiaries.
Please carefully review the following, which is intended to provide general information about the Annual Meeting, including the date and time of the Annual Meeting, the quorum requirement, the proposals to be voted upon, the methods available for voting your shares, and the votes required to adopt the proposals. This information is also intended to provide you with the specific information that is required to be provided under the rules and regulations of the United States Securities and Exchange Commission (the "SEC").
If you have questions about the information provided, or would like to request additional information about the Annual Meeting or the proposals to be voted upon, please see the information under the heading “Request for Additional Information” below.
Virtual Meeting
The Annual Meeting will be held virtually via a live webcast, which can be accessed on the Internet by visiting www.virtualshareholdermeeting.com/APPF2024.
To access the Annual Meeting, you will need a 16-digit control number. The control number is provided on the Notice you received in the mail, on your proxy card (if you requested to receive printed proxy materials), or through your broker or other nominee if you hold your shares in "street name."
Stockholders will be able to attend, vote and submit questions virtually during the Annual Meeting.
Quorum Requirement
A quorum exists when at least a majority of the combined voting power of the outstanding shares of our Class A Common Stock and Class B Common Stock entitled to vote as of the Record Date is present virtually or represented by proxy at the Annual Meeting.
Shares Outstanding and Entitled to Vote at the Annual Meeting
22,326,649 shares of Class A Common Stock and 13,886,648 shares of Class B Common Stock outstanding as of the Record Date.
Notice of Internet Availability of Proxy Materials
In accordance with SEC rules and regulations, we have elected to furnish our proxy materials, including this Proxy Statement and our 2023 Annual Report, primarily via the Internet. Accordingly, on or about April 29, 2024, we mailed to our stockholders the Notice, which contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals to be voted upon at the Annual Meeting, and how to request paper copies of this Proxy Statement and the 2023 Annual Report. Stockholders may request to receive all future proxy materials from us in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our Annual Meeting.

1	2024 Proxy Statement

General Information
Proposals to be Voted Upon

Proposal		Board Vote Recommendation	Page Reference

1	To elect three Class III directors, Timothy Bliss, Shane Trigg and Winifred Webb, to a three-year term to hold office until our 2027 annual meeting of stockholders, or until the date on which their successors are duly elected and qualified.	FOR	6
2	To ratify the appointment of PricewaterhouseCoopers LLP ("PwC") as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	FOR	13
3	To approve, on a non-binding, advisory basis, the compensation of our named executive officers.	FOR	15
4	To approve the AppFolio, Inc. 2025 Omnibus Incentive Plan.	FOR	16
5	To approve the AppFolio, Inc. 2025 Employee Stock Purchase Plan.	FOR	22
Voting our Common Stock
Each share of our Class A Common Stock outstanding on the Record Date is entitled to one vote on any proposal presented at the Annual Meeting. Each share of our Class B Common Stock outstanding on the Record Date is entitled to ten votes on any proposal presented at the Annual Meeting.
Votes Required to Adopt Proposals

Proposal 1: Class III directors will be elected by a plurality of the combined voting power of the outstanding shares of our Class A Common Stock and Class B Common Stock present virtually or represented by proxy and entitled to vote on the election of directors at the Annual Meeting. This means that the director nominees for Class III director who receive the most FOR votes will be elected as directors.

Proposal 2: The ratification of the appointment of PwC requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our Class A Common Stock and Class B Common Stock present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting.

Proposal 3: The approval, on a non-binding, advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our Class A Common Stock and Class B Common Stock present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting.

Proposal 4: The approval of the AppFolio, Inc. 2025 Omnibus Incentive Plan requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our Class A Common Stock and Class B Common Stock present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting.

Proposal 5: The approval of the AppFolio, Inc. 2025 Employee Stock Purchase Plan requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our Class A Common Stock and Class B Common Stock present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting.

Definitions of Stockholder of Record and Beneficial Owner
You are considered to be a stockholder of record if your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, on the record date.
If, however, your shares are held in a brokerage account or by a bank, broker or other nominee, and not in your name, you are considered to be the "beneficial owner" of shares held in "street name."

2	2024 Proxy Statement

General Information
Voting Methods - Stockholder of Record
If you are a stockholder of record, you can vote your shares using any of the following methods:

By Internet	By Toll-free Telephone	By Mail	By Webcast

at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern time on June 13, 2024 (please have the Notice in hand when you visit the website);	at 1-800-690-6903, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 13, 2024 (please have the Notice in hand when you call);	If you requested a paper copy of this Proxy Statement, by completing and mailing the proxy card provided with this Proxy Statement in the postage-paid envelope we have provided, or return it to Vote Processing c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717; or	Electronically via live webcast at the Annual Meeting.
Voting Methods - Beneficial Owner
If you are the beneficial owner of shares held in “street name” through a broker, trustee or other nominee, please follow the voting instructions provided to you by that nominee in order to vote your shares.
Revoking Your Proxy
If you are a stockholder of record, you may revoke your proxy by (i) voting again using the Internet or telephone before the cutoff time (your latest Internet or telephone proxy is the one that will be counted), (ii) attending the Annual Meeting and voting electronically via live webcast, or (iii) sending a written notice that you are revoking your proxy to AppFolio, Inc., 70 Castilian Drive, Santa Barbara, California 93117, Attn: Chief Legal Officer, and/or by sending an email to stockholdervoting@appfolio.com. If you send a written notice of revocation, please make sure to do so with enough time for it to arrive by mail prior to the Annual Meeting.
If you are a beneficial owner, please follow the instructions provided to you by your broker, trustee or other nominee in order to revoke your proxy.
Broker Non-Votes
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, trustee or other nominee holding the shares as to how to vote on matters that are deemed to be “non-routine” under applicable rules. Generally speaking, the beneficial owner of the shares is entitled to give voting instructions to the broker, trustee or other nominee holding the shares, and the nominee will vote those shares in accordance with the instructions. If the beneficial owner does not provide voting instructions, the broker, trustee or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to matters that are considered “non-routine.” In the event that a broker, trustee or other nominee votes shares on the “routine” matters, but is not provided with voting instructions with respect to the “non-routine” matters, those shares will be treated as broker non-votes with respect to the “non-routine” matters.

Proposal 1 is considered to be a "non-routine" matter under applicable rules. Accordingly, any shares held in "street name" through a broker, trustee or other nominee will not be voted on Proposal 1 unless the beneficial owner affirmatively provides the nominee instructions for how to vote.

Proposal 2 is considered to be a "routine" matter under applicable rules. Accordingly, any shares held in "street name" through a broker, trustee or other nominee may be voted by the nominee on Proposal 2 even if the beneficial owner does not provide the nominee with instructions for how to vote.

Proposal 3 is considered to be a "non-routine" matter under applicable rules. Accordingly, any shares held in "street name" through a broker, trustee or other nominee will not be voted on Proposal 3 unless the beneficial owner affirmatively provides the nominee instructions for how to vote.

Proposal 4 is considered to be a "non-routine" matter under applicable rules. Accordingly, any shares held in "street name" through a broker, trustee or other nominee will not be voted on Proposal 4 unless the beneficial owner affirmatively provides the nominee instructions for how to vote.

Proposal 5 is considered to be a "non-routine" matter under applicable rules. Accordingly, any shares held in "street name" through a broker, trustee or other nominee will not be voted on Proposal 5 unless the beneficial owner affirmatively provides the nominee instructions for how to vote.

If you are the beneficial owner of shares held in "street name" through a broker, trustee or other nominee, please be sure to instruct your nominee regarding how to vote your shares to ensure that your vote is counted with respect to each of the proposals.

3	2024 Proxy Statement

General Information
Effect of Broker Non-Votes
Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be treated as shares present and entitled to vote on any proposal.

Broker non-votes will not affect the outcome of the vote on Proposal 1 since the proposal will be determined by a plurality of the combined voting power of the outstanding shares of our Class A Common Stock and Class B Common Stock present virtually or represented by proxy and entitled to vote on the election of directors at the Annual Meeting.
Proposal 2 is considered a “routine" matter under applicable rules. Accordingly, a broker, trustee or other nominee may generally vote on routine matters without instruction, and therefore broker non-votes are not expected to affect the outcome of this proposal.

Broker non-votes will not affect the outcome of the vote on Proposal 3 since the proposal will be determined by the affirmative vote of a majority of the combined voting power of the outstanding shares of our Class A Common Stock and Class B Common Stock present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting.
Broker non-votes will not affect the outcome of the vote on Proposal 4 since the proposal will be determined by the affirmative vote of a majority of the combined voting power of the outstanding shares of our Class A Common Stock and Class B Common Stock present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting.

Broker non-votes will not affect the outcome of the vote on Proposal 5 since the proposal will be determined by the affirmative vote of a majority of the combined voting power of the outstanding shares of our Class A Common Stock and Class B Common Stock present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting.

Effect of Abstentions
An abstention represents a stockholder’s affirmative election to decline to vote on a proposal. If a stockholder of record indicates an intention to abstain from voting his or her shares, or if a broker, trustee or other nominee holding shares in "street name" causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum. Because the outcome of Proposal 1 will be determined by a plurality of the combined voting power of the outstanding shares of our Class A Common Stock and Class B Common Stock present virtually or represented by proxy and entitled to vote on the election of directors at the Annual Meeting, abstentions will have no impact on the outcome of this proposal. Because the outcome of Proposals 2, 3, 4, and 5 will be determined by the affirmative vote of a majority of the combined voting power of the outstanding shares of our Class A Common Stock and Class B Common Stock present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting, abstentions will be counted as a vote against Proposals 2, 3, 4, and 5.
Submission of Questions
This year’s stockholders question and answer session will include questions submitted live during the Annual Meeting. An online pre-meeting forum will be available to our stockholders at www.proxyvote.com prior to the date of the Annual Meeting. By accessing this online forum, our stockholders will be able to vote, view the Annual Meeting procedures, and obtain copies of proxy materials and our 2023 Annual Report.
As part of the Annual Meeting, we will hold a live question and answer session during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting procedures that are pertinent to the Company and the meeting matters, as time permits. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/APPF2024. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
Technical Assistance
We encourage you to access the Annual Meeting before it begins. Online check-in will start shortly before the meeting on June 14, 2024. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting log in page.
Voting Instructions
If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you submit proxy voting instructions, but do not direct how your shares should be voted on each item, the persons named as proxies will vote FOR the election of each of the director nominees; FOR the ratification of the appointment of PwC as our independent registered public accounting firm; FOR the advisory approval of the compensation of our named executive officers; FOR the approval of the AppFolio, Inc. 2025 Omnibus Incentive Plan; and FOR the approval of the AppFolio, Inc. 2025 Employee Stock Purchase Plan.

4	2024 Proxy Statement

General Information
Discretion of Proxies
Our Board does not presently know of any other business, other than that described in this Proxy Statement, that will be presented for consideration by our stockholders at the Annual Meeting. However, if any other business is properly brought before the Annual Meeting, it is intended that the shares of our Class A Common Stock and Class B Common Stock represented by proxies will be voted in respect thereof in accordance with the judgment of the persons named as proxies.
Proxy Solicitation Costs
We are paying for the distribution of the proxy materials and the solicitation of proxies in connection with the Annual Meeting. As part of this process, we expect to reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Proxy solicitation expenses that we will pay include those for preparation of this Proxy Statement, preparing and mailing the Notice, printing and mailing this Proxy Statement (to the extent requested by stockholders) and tabulating proxies. Our directors, officers and employees may solicit proxies on our behalf, including in person, or by telephone, email or facsimile, but they will not receive additional compensation for providing those services.
Voting Results
In accordance with SEC rules, final voting results for the proposals to be voted upon at the Annual Meeting will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time, in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once they are known by us.
Request for Additional Information
If you have additional questions about this Proxy Statement or the Annual Meeting, please contact: AppFolio, Inc., 70 Castilian Drive, Santa Barbara, California 93117, Attn: Chief Legal Officer, and/or send an email to stockholdervoting@appfolio.com.

5	2024 Proxy Statement

PROPOSAL ONE:
Election of Directors

Board Structure
The number of our directors is fixed by our Board, subject to the terms of our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, as each document may be amended (our "Governing Documents"). We have a classified Board consisting of three classes of directors, each serving staggered three-year terms. Our directors are divided among the three classes as follows:

Class I consists of Andreas von Blottnitz, Agnes Bundy Scanlan and Janet Kerr, whose terms will expire at our annual meeting of stockholders to be held in 2025;
Class II consists of Olivia Nottebohm and Alex Wolf, whose terms will expire at our annual meeting of stockholders to be held in 2026; and
Class III consists of Timothy Bliss, Shane Trigg and Winifred Webb, whose terms will expire at the Annual Meeting.
Directors in a particular class will be elected for a three-year term at the annual meeting of stockholders in the year in which the term of that class expires. As a result, only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each director’s term continues until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. Any newly created directorships resulting from an increase in the number of directors or a vacancy may be filled by a majority vote of the directors then in office.
Directors may only be removed for cause by the affirmative vote of a majority of the combined voting power of the then outstanding shares of our Class A Common Stock and Class B Common Stock entitled to vote on the election of directors. Because only approximately one-third of our directors will be elected at each annual meeting of stockholders, two consecutive annual meetings could be required for stockholders to change a majority of the members of our Board.
At the Annual Meeting, our stockholders are being asked to vote for Messrs. Bliss and Trigg and Ms. Webb, the three Class III director nominees listed above, to serve a three-year term on our Board until our annual meeting of stockholders to be held in 2027 and until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. Each of these director nominees is a current member of our Board, and their respective terms expire at the Annual Meeting. Each of these director nominees has consented to serve if elected.

6	2024 Proxy Statement

Proposal One: Election of Directors
Director Nominees and Continuing Directors
The following table sets forth certain summary information concerning our director nominees and continuing directors as of April 29, 2024:

Name	Class	Age	Position	Director Since	Current Term Expires
Nominees:
Timothy Bliss(4)	III	71	Director	2008	2024
Shane Trigg	III	49	President, Chief Executive Officer and Director	2023	2024
Winifred Webb(1)(4)	III	66	Chairperson of the Audit Committee	2019	2024
Continuing Directors:
Andreas von Blottnitz(1)(3)	I	58	Chairperson of the Board of Directors and Chairperson of the Compensation Committee	2007	2025
Agnes Bundy Scanlan(1)(2)	I	66	Chairperson of the Risk and Compliance Oversight Committee	2020	2025
Janet Kerr(2)(3)(4)	I	69	Chairperson of the Nominating and Corporate Governance Committee	2015	2025
Olivia Nottebohm(2)	II	46	Director	2023	2026
Alex Wolf(3)	II	35	Director	2022	2026
(1)Serves as a member of our Audit Committee.
(2)Serves as a member of our Risk and Compliance Oversight Committee.
(3)Serves as a member of our Compensation Committee.
(4)Serves as a member of our Nominating and Corporate Governance Committee.

The biographies of each of the director nominees and continuing directors below contain information regarding each such person’s (i) service as a director, (ii) relevant business experience, and (iii) public company director positions held currently or at any time during the last five years. The information provided below also addresses the specific experiences, qualifications, attributes or skills that each director nominee or continuing director possesses that caused our Board to determine that the person should serve as a director.
In addition to the information presented below regarding each director nominee's and continuing director's specific experience, qualifications, attributes and skills, we believe each of our directors has a reputation for integrity, honesty and adherence to high ethical standards, and has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to serve AppFolio, our stockholders, and our Board. Although the Board does not have a specific diversity policy, we believe that the diversity in professional experience, race, ethnicity, gender identity, age, cultural background, and personal background among our directors and the differing experiences and viewpoints stemming therefrom enhance the overall performance of our Board and position us for success, including in understanding opportunities, anticipating challenges and assessing risks. The Board demographic tables and matrix below provide certain highlights of the composition of our Board members and nominees.
Board Demographics

7	2024 Proxy Statement

Proposal One: Election of Directors

Board Diversity Matrix (as of April 29, 2024)
Total Number of Directors	8
Gender Identity	Female	Male	Non-Binary	Gender Undisclosed
Directors	4	4	—	—
Demographic Background
African American or Black	1	—	—	—
Hispanic or Latinx	1	—	—	—
White	2	4	—	—
Two or More Races or Ethnicities	1	—	—	—
Director Nominees: Nominees for Election at the Annual Meeting for an Additional Three-Year Term Expiring at the 2027 Annual Meeting of Stockholders (Class III Directors) (Current Term Expires at the Annual Meeting)

Timothy Bliss has served as a member of our Board since 2008 and as a member of the Nominating and Corporate Governance Committee since 2015. He is a partner of Partners Fund Capital, a position he has held since 2022, and a partner of Investment Group of Santa Barbara, a position he has held for over 40 years. Mr. Bliss received a B.A. from Harvard College and an M.B.A. from the Stanford Graduate School of Business.
We believe Mr. Bliss’ 16 years of experience with AppFolio and his long history of investing in and building technology companies qualify him to serve on our Board.

Timothy Bliss

Age: 71 Director Since: 2008 Class: III

Shane Trigg serves as the President & CEO of AppFolio. Prior to being promoted to President & CEO, he served as President & General Manager, Real Estate from April 2020 to February 2023. From 2012 to 2020, Mr. Trigg served as a Senior Vice President, Commerce Cloud and Senior Vice President, Marketing Cloud for Salesforce, a cloud-based customer relationship management provider. From 2004 to 2011, Mr. Trigg held various positions with MRI Software (formerly Intuit Real Estate Solutions, Inc), a provider of real estate and investment management software, last serving as VP, Global Sales and Marketing. Mr. Trigg received a B.S. in Human Ecology from The Ohio State University and an M.B.A. from the University of Notre Dame.
We believe Mr. Trigg's considerable experience in the software industry, his significant contributions to our success, and his extensive leadership and strategic planning skills qualify him to serve on our Board.

Shane Trigg

Age: 49 Director Since: 2023 Class: III

8	2024 Proxy Statement

Proposal One: Election of Directors

Winifred Webb has served as a member of our Board since 2019. Ms. Webb is the founder of Kestrel Corporate Advisors. Prior to that, Ms. Webb was Managing Director at Tennenbaum Capital Partners and, before that, a member of the senior executive team at Ticketmaster Entertainment, Inc. Prior to joining Ticketmaster, Ms. Webb served for 20 years with The Walt Disney Company in various senior positions, including as corporate Senior Vice President of Investor Relations and Shareholder Services, and in governance outreach, corporate treasury, and as Executive Director of The Walt Disney Company Foundation. Before Disney, she held roles in investment banking. Ms. Webb is a National Association of Corporate Directors Board Leadership Fellow. She currently serves on the Board of Directors of ABM Industries Incorporated (NYSE: ABM) and Wynn Resorts, Limited (NASDAQ: WYNN), and on the Board of Trustees of AMH (NYSE: AMH), a real estate investment trust. Ms. Webb has served on several other public company boards including TiVo and Jack in the Box. Ms. Webb received her M.B.A. from Harvard University and her B.A. (with honors) from Smith College. In addition, she earned the CERT Certificate in Cybersecurity Oversight from Carnegie Mellon.
We believe Ms. Webb's extensive experience as a senior finance and investor relations executive, her involvement in real estate-related and digital companies, and her service as a public company director qualify her to serve on our Board.

Winifred Webb

Age: 66 Director Since: 2019 Class: III

Continuing Directors: Continuing in Office with a Term Expiring at the 2025 Annual Meeting of Stockholders (Class I Directors)

Andreas von Blottnitz has served as a member of our Board since 2007. Mr. von Blottnitz is a former venture partner of BV Capital Management, LLC, which he joined in 2005. From 1999 to 2004, he served as the Chief Executive Officer of ExpertCity, Inc., which was acquired by Citrix Online and later merged into GoTo. He currently serves on the Board of Directors of a number of private companies. He received a B.A. in Business Sciences from Wirtschaftsakademie in Hamburg, Germany.
We believe Mr. von Blottnitz’s background as a director and officer of multiple companies in the technology industry, his extensive investing experience, and his leadership and strategic planning skills qualify him to serve on our Board.

Andreas von Blottnitz

Age: 58 Director Since: 2007 Class: I

9	2024 Proxy Statement

Proposal One: Election of Directors

Agnes Bundy Scanlan has served as a member of our Board since 2020. Ms. Bundy Scanlan is the President of The Cambridge Group LLC, a strategy and risk management advisory firm. Prior to that, she was senior advisor for Treliant, where she counseled financial services firms on various challenges, including strategy, governance, regulatory, compliance, and risk management matters. From 2015 to 2017, she served as the Northeast Regional Director of Supervision Examinations for the Consumer Financial Protection Bureau. Previously, she also served as Chief Regulatory Officer, Chief Compliance Officer, Chief Privacy Officer, Regulatory Relations Executive, and Director of Corporate Community Development for, and as legal counsel to, a number of banks and financial services firms, and as legal counsel to the United States Senate Budget Committee. She currently serves on the Board of Directors of Truist Financial Corporation (NYSE: TFC), R1 RCM Inc. (NASDAQ: RCM), and privately-held iCapital. Ms. Bundy Scanlan holds a J.D. from Georgetown University Law Center and several Bar memberships, and has earned the CERT Certificate from the Universities of Cambridge and Oxford Programs in Digital Transformation and Disruptive Technologies; the Certificate in Artificial Intelligence from MIT; and the Certificate in Cybersecurity Oversight from Harvard University and Carnegie Mellon.
We believe Ms. Bundy Scanlan's extensive risk management, regulatory, compliance, legal, banking, executive management, and government affairs experience, together with her serving as a director of other public companies, qualify her to serve on our Board.

Agnes Bundy Scanlan

Age: 66 Director Since: 2020 Class: I

Janet Kerr has served as a member of our Board since 2015. Ms. Kerr is professor of Law Emeritus at the Caruso School of Law at Pepperdine University where she taught for over 30 years in the areas of corporate law and corporate governance. Ms. Kerr occupied the Laure Sudreau Chair and formerly served as Vice Chancellor of Pepperdine University. She is a well-known author in the areas of securities, corporate law and corporate governance, having published several articles and a book on the subjects. Ms. Kerr has founded or co-founded several technology companies, including X-Labs and a data analytics company acquired by Bloomberg. She currently serves on the Board of Directors of La-Z-Boy, Inc. (NYSE: LZB) and Tilly’s, Inc. (NYSE: TLYS). Since 2004, Ms. Kerr has served on several other public company boards including Carl’s Jr./Hardee’s, TSI, Inc., and Fidelity National Financial. She is currently a member of the National Association of Corporate Directors and has earned the CERT Certificate in Cybersecurity Oversight from Carnegie Mellon, the Certificate from the University of Cambridge Program in Disruptive Technologies, and the Certificate in Artificial Intelligence from MIT. Ms. Kerr is also a certified mediator.
We believe Ms. Kerr’s extensive corporate governance experience, together with her experience serving as a director of other public companies, qualify her to serve on our Board.

Janet Kerr

Age: 69 Director Since: 2015 Class: I

10	2024 Proxy Statement

Proposal One: Election of Directors
Continuing Directors: Continuing in Office with a Term Expiring at the 2026 Annual Meeting of Stockholders (Class II Directors)

Olivia Nottebohm has served as a member of the AppFolio Board of Directors since 2023. Olivia has more than 20 years of experience in online software and has served in a number of senior positions overseeing sales, marketing, support, partnerships, strategy, human resources and operations. She is currently Chief Operating Officer at Box, where she leads the global go-to-market organization. Prior to this, Olivia served as the Chief Revenue Officer and an advisor to the CEO of Notion Labs, Inc., the maker of a cloud-based productivity platform. Her experience also includes roles as Chief Operating Officer of Dropbox, Inc., Vice President of SMB Sales and GTM Operations, Google Cloud and Senior Director, Americas GTM Operations, Google Ads. Earlier in her career, Olivia worked as a management consultant at McKinsey & Company, where she was a partner. She currently serves on the board of Lightmatter, Inc. She received a B.A. in Economics from Harvard University and an M.B.A. from the Stanford Graduate School of Business.
We believe Ms. Nottebohm's background in the SaaS industry, as well as her robust management and consulting experience, qualify her to serve on our Board.

Olivia Nottebohm

Age: 46 Director Since: 2023 Class: II

Alex Wolf has served as a member of our Board since January 2022. Mr. Wolf is currently a partner of Partners Fund Capital ("PFC"), a position he has held since 2022, and serves on the Board of Directors of several privately held software companies. Prior to joining PFC, Mr. Wolf was a partner of Investment Group of Santa Barbara, a position he held for eight years from 2015 through 2022, and before that, he served in finance and investment roles at The Carlyle Group and Blackstone Inc. He earned a B.A. from Yale University and an M.B.A. from the Stanford Graduate School of Business.
We believe Mr. Wolf's experience working with technology companies in various industries and in different stages of the corporate lifecycle, along with his experience in finance and investing, qualify him to serve on our Board.

Alex Wolf

Age: 35 Director Since: 2022 Class: II

11	2024 Proxy Statement

Proposal One: Election of Directors
Election of Director Nominees
Directors will be elected by a plurality of the combined voting power of the outstanding shares of our Class A Common Stock and Class B Common Stock present virtually or represented by proxy and entitled to vote on the election of directors at the Annual Meeting. This means that the director nominees for Class III director who receive the most FOR votes will be elected as directors. Broker non-votes and abstentions will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.
Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received FOR the election of each of the director nominees. If any director nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute director nominee chosen by our Board. In the alternative, the proxies may vote only for any remaining director nominees, leaving one or more vacancies on our Board.
Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

12	2024 Proxy Statement

PROPOSAL TWO:
Ratification of the Appointment of Our Independent Registered Public Accounting Firm
Our Audit Committee has appointed PwC as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2024. PwC has served as our independent registered public accounting firm since 2011.
Our Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the firm and us and any disclosed relationships or services that may impact the objectivity and independence of the firm, as well as the firm’s performance. As a matter of good corporate governance, our Board is submitting the appointment of PwC to our stockholders for ratification.
We expect a representative of PwC will attend the Annual Meeting and be available to respond to appropriate questions. The representative will have an opportunity to make a statement if he or she so chooses.
Fees Paid to the Independent Registered Public Accounting Firm
The following table sets forth the fees billed or expected to be billed by PwC for audit, audit-related, tax and all other services rendered for 2023 and 2022 (in thousands):

	2023 ($)	2022 ($)
Audit Fees	1,932	1,961
Audit-Related Fees	—	—
Tax Fees	47	26
All Other Fees	1	1
Total	1,980	1,988
Audit Fees. Represent fees billed or expected to be billed for professional services provided in connection with the audits of our annual financial statements and internal control over financial reporting associated with compliance with Section 404(b) of the Sarbanes-Oxley Act, reviews of our quarterly financial statements, and consultations on accounting matters directly related to the audit of our annual financial statements.
Audit-Related Fees. There were no fees billed by PwC for professional services under "Audit-Related Fees."
Tax Fees. Represents fees billed for tax studies and tax compliance services.
All Other Fees. Represents license fees for accounting research software.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
We have adopted a policy under which our Audit Committee must pre-approve all audit and permissible non-audit services to be provided by our independent registered public accounting firm. As part of this review, our Audit Committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board ("PCAOB"). Our Audit Committee has pre-approved all services performed since the pre-approval policy was adopted.
In addition, in the event time constraints require pre-approval prior to our Audit Committee's next scheduled meeting, our Audit Committee has authorized its Chairperson to pre-approve services. Engagements pre-approved by the Chairperson of our Audit Committee are to be reported to the Audit Committee at its next scheduled meeting.

13	2024 Proxy Statement

Proposal Two: Ratification of the Appointment of Our Independent Registered Public Accounting Firm
Ratification of the Appointment of PwC
The affirmative vote of a majority of the combined voting power of the outstanding shares of our Class A Common Stock and Class B Common Stock present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting will be required to ratify the appointment of PwC. Abstentions will have the same effect as a vote against the proposal. Broker non-votes are not expected to affect the outcome of this proposal.
Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received FOR the ratification of the appointment of PwC.
If our stockholders fail to ratify the appointment of PwC, our Audit Committee will reconsider whether to retain the firm. Even if the selection is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.
Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PWC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

14	2024 Proxy Statement

PROPOSAL THREE:
Advisory Vote to Approve Named Executive Officer Compensation
Background
We are providing our stockholders with the opportunity to cast a non-binding, advisory vote on named executive officer compensation, also known as a "say on pay" advisory vote, as described below. The Board recommended, and the stockholders approved at our 2019 annual meeting of stockholders, that such advisory vote would be conducted every year.
The primary objective of our executive compensation program is to provide a total compensation package designed to attract, motivate, and retain executive officers with the skills, energy, and commitment required to achieve our short-term and long-term strategic objectives, which we believe will positively impact long-term value. As described in this Proxy Statement, we seek to reward (i) achievement through performance-based cash bonuses and performance share unit grants, and (ii) commitment through time-based restricted stock unit grants. We balance such rewards with certain guaranteed elements of compensation, including base salary and employee benefits. Our executive compensation program promotes strong alignment between the interests of our executives and those of our stockholders by tying a significant portion of compensation to the achievement of key strategic objectives. Overall, we seek to ensure that the total compensation opportunity available to our executive officers is appropriate for each executive given their respective scope of responsibilities and ability to impact our results.
For additional information about our named executive officer compensation program, please refer to the section titled "Compensation Discussion and Analysis" and the related compensation tables and footnotes.
Proposal
In accordance with Section 14A of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), we are asking our stockholders to vote "FOR" the approval of the following resolution at the Annual Meeting:
"RESOLVED, that our stockholders approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K and as described in the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables, notes and narrative discussion in this Proxy Statement for our 2024 Annual Meeting of Stockholders."
Effect of Proposal
The resolution above is non-binding. The approval or disapproval of this proposal by stockholders will not require our Board or our Compensation Committee to take any action regarding our named executive officer compensation practices. The final decision on the compensation and benefits of our named executive officers and on whether, and if so, how, to address stockholder disapproval remains with our Board and our Compensation Committee. Our Board, however, values the opinions of our stockholders as expressed through their votes and other communications. Although the resolution is non-binding, our Board and our Compensation Committee will carefully consider the outcome of the advisory vote and stockholder opinions received from other communications when making future named executive officer compensation decisions.
Approval of Proposal
The affirmative vote of a majority of the combined voting power of the outstanding shares of our Class A Common Stock and Class B Common Stock present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting will be required to approve, on a non-binding, advisory basis, the compensation of our named executive officers. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of the vote on this proposal.
Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received FOR the advisory approval of the compensation of our named executive officers.
Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADVISORY APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION.

15	2024 Proxy Statement

PROPOSAL FOUR:
Approval of the AppFolio, Inc. 2025 Omnibus Incentive Plan
Background
We are asking our stockholders to approve the AppFolio, Inc. 2025 Omnibus Incentive Plan (the “2025 Plan”).
Upon the recommendation of the Compensation Committee, the Board adopted the 2025 Plan on January 24, 2024, subject to the approval of our stockholders at the Annual Meeting. The Board believes that adopting the 2025 Plan is in the best interests of the Company and its stockholders because it will permit the Company to continue to provide incentive equity-based grants to promote the growth and success of the Company by aligning the interests of the 2025 Plan participants with those of the Company’s stockholders, and enable the Company to attract, motivate, and retain employees, officers, consultants and directors of the Company and its affiliates.
If the 2025 Plan is approved by our stockholders at the Annual Meeting, the 2025 Plan will become effective on the date of the Annual Meeting. However, the Company does not expect to grant awards under the 2025 Plan until January 1, 2025, at which time the Board will terminate the AppFolio, Inc. 2015 Stock Incentive Plan (the “2015 Plan”) in accordance with its terms. If the 2025 Plan is not approved by our stockholders at the Annual Meeting, the 2025 Plan will not become effective, and the 2015 Plan will remain in effect until May 13, 2025 in accordance with its terms, or, if occurring earlier, its termination (the “Expiration Date”). Whether or not the 2025 Plan is approved by our stockholders at the Annual Meeting, (i) no further awards may be granted under the 2015 Plan following the Expiration Date, and (ii) each award granted under the 2015 Plan prior to the Expiration Date will continue to be subject to the terms and provisions applicable to such award under the applicable award agreement and the 2015 Plan.
If the 2025 Plan is approved by our stockholders, 1,500,000 shares of Class A Common Stock will be authorized for issuance thereunder, subject to adjustment in accordance with the terms of the 2025 Plan. The number of shares of Class A Common Stock authorized for issuance under the 2025 Plan will be subject to an annual increase on January 31 of each calendar year during the term of the 2025 Plan, equal to the lesser of (a) the total number of shares of Class A Common Stock underlying awards granted under the 2025 Plan in the immediately preceding calendar year, less the sum of (i) the number of shares of Class A Common Stock subject to an award granted under the 2025 Plan that expired, or was canceled, forfeited or terminated, and (ii) the number of shares of Class A Common Stock withheld by the Company to satisfy any tax withholding obligation, in the case of each of (i) and (ii), during the immediately preceding calendar year, and (b) such smaller number of shares of Class A Common Stock as is determined by the Board. Any shares of Class A Common Stock subject to an award under the 2025 Plan (or an award under the 2015 Plan) will again be available for issuance under the 2025 Plan if such shares are (x) delivered, withheld or surrendered in payment of the exercise or purchase price of an award under the 2025 Plan (or an award under the 2015 Plan, as applicable), (y) delivered, withheld or surrendered to satisfy any tax withholding obligation, or (z) subject to an award under the 2025 Plan (or an award under the 2015 Plan, as applicable) that expires or is canceled, forfeited or terminated without issuance of the full number of shares of Class A Common Stock to which the award under the 2025 Plan (or award under the 2015 Plan, as applicable) related.
If the 2025 Plan is approved by our stockholders, we intend to file, pursuant to the Securities Act, a registration statement on Form S-8 to register the additional shares of Class A Common Stock as soon as reasonably practicable thereafter.
The market price per share of the securities underlying the shares as of the Record Date was $216.72. For additional information regarding equity-based awards previously granted under the 2015 Plan, please see Note 13 to our consolidated financial statements filed with our Form 10-K for the fiscal year ended December 31, 2023.
Key Features of the 2025 Plan
▪No automatic awards are promised to any eligible individual;
▪Administered by an independent committee of our Board;
▪Ten-year term;
▪No automatic acceleration of vesting of awards in the event of a corporate transaction (i.e., a change in control) of the Company;
▪Awards are subject to any clawback or recoupment policy adopted by the Company or required by applicable law or regulation;

16	2024 Proxy Statement

Proposal Four: Approval of the AppFolio, Inc. 2025 Omnibus Incentive Plan
▪Meaningful annual limits on total director compensation;
▪No granting of stock options and SARs with a per share exercise price of less than 100% of the fair market value of a share of Class A Common Stock on the date of grant;
▪No payment of dividends or dividend equivalents until the underlying award is vested;
▪No “golden parachute” gross ups; and
▪Awards are generally non-transferrable.
Summary of the Material Terms of the 2025 Plan
The following is a summary of the material terms of the 2025 Plan, and is qualified in its entirety by reference to the 2025 Plan included as Annex A to this Proxy Statement, which is incorporated by reference into this Proposal Four.
Purpose
The purpose of the 2025 Plan is to promote the success of the Company’s business for the benefit of its stockholders by enabling the Company to offer eligible individuals cash and stock-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.
Awards
The 2025 Plan provides for the grant of the following types of awards (each, an “Award”): (i) stock options (in the form of either incentive stock options, within the meaning of Section 422 of the Code (“ISOs”) or non-qualified stock options (“NSOs”)), (ii) stock appreciation rights (“SARs”), (iii) restricted stock, (iv) restricted stock units (“RSUs”), (v) performance awards, (vi) other stock-based awards, and (vii) cash awards.
Securities Offered
Subject to adjustment pursuant to the 2025 Plan in the event of certain changes in our capitalization or corporate transactions or events, a total of 1,500,000 shares of our common stock have been reserved for issuance pursuant to Awards under the 2025 Plan. The number of shares of Class A Common Stock authorized for issuance under the 2025 Plan will be subject to an annual increase on January 31 of each calendar year during the term of the 2025 Plan, equal to the lesser of (a) the total number of shares of Class A Common Stock underlying awards granted under the 2025 Plan in the immediately preceding calendar year, less the sum of (i) the number of shares of Class A Common Stock subject to an award granted under the 2025 Plan that expired, or was canceled, forfeited or terminated, and (ii) the number of shares of Class A Common Stock withheld by the Company to satisfy any tax withholding obligation, in the case of each of (i) and (ii), during the immediately preceding calendar year, and (b) such smaller number of shares of Class A Common Stock as is determined by the Board. No more than 1,500,000 shares of our common stock under the 2025 Plan may be issued pursuant to ISOs. Any shares of Class A Common Stock subject to an Award (or an award under the 2015 Plan) will again be available for issuance under the 2025 Plan if such shares are (x) delivered, withheld or surrendered in payment of the exercise or purchase price of an Award (or an award under the 2015 Plan, as applicable), (y) delivered, withheld or surrendered to satisfy any tax withholding obligation, or (z) subject to an Award (or an award under the 2015 Plan, as applicable) that expires or is canceled, forfeited or terminated without issuance of the full number of shares of Class A Common Stock to which the Award (or award under the 2015 Plan, as applicable) related.
Administration
The 2025 Plan will be administered by a standing committee of our Board that (i) has been duly authorized to administer the 2025 Plan, and (ii) is comprised of two or more members of the Board who meet the independence requirements under applicable NASDAQ listing standards, except that if no such committee is so authorized by our Board, our Board will administer the 2025 Plan (as applicable, the “Committee”). The Committee has broad discretion to administer the 2025 Plan, including, but not limited to, the power to determine the eligible individuals to whom Awards will be granted, the number and type of Awards to be granted and the terms and conditions of Awards. The Committee may also accelerate the vesting or exercise of any Award and make all other determinations and take all other actions necessary or advisable for the administration of the 2025 Plan.
Eligibility
Employees, consultants and advisors of the Company and its affiliates, as well as non-employee members of our Board, are eligible to receive Awards under the 2025 Plan, as determined by the Committee in its sole discretion. As of the Record Date, the Company and its affiliates had 1,495 employees, no consultants, no advisors and eight directors, including six directors who would be eligible to participate in the 2025 Plan (Mr. Trigg is ineligible as an employee director and Mr. Bliss is ineligible as the beneficial owner of more than 5% of the outstanding shares of our Class A Common Stock or Class B Common Stock).

17	2024 Proxy Statement

Proposal Four: Approval of the AppFolio, Inc. 2025 Omnibus Incentive Plan
Non-Employee Director Compensation Limits
Under the 2025 Plan, in a single calendar year, a non-employee director may not be granted Awards for such individual’s service on the Board having a value in excess of $750,000 (except that, for any year in which a non-employee director first commences services on the Board, serves on a special committee of the Board or serves as lead director or non-executive chair of the Board, this limit will be increased to $1,000,000).
Types of Awards
Options. We may grant options to eligible individuals under the 2025 Plan, except that ISOs may only be granted to individuals who are our employees or employees of one of our parents or subsidiaries, in accordance with Section 422 of the Code. The exercise price of an option cannot be less than 100% of the fair market value of a share of our common stock on the date on which the option is granted, and the option must not be exercisable for longer than ten years following the date of grant. However, in the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our equity securities, the exercise price of the option must be at least 110% of the fair market value of a share of common stock on the date of grant, and the option must not be exercisable for longer than five years from the date of grant. The Committee has the discretion to determine other terms and conditions of an option Award.
SARs. A SAR is the right to receive an amount equal to the excess of the fair market value of one share of our common stock on the date of exercise over the grant price of the SAR. The grant price of a SAR cannot be less than 100% of the fair market value of a share of our common stock on the date on which the SAR is granted. The term of a SAR may not exceed ten years. SARs may be granted in connection with, or independent of, other Awards. The Committee has the discretion to determine other terms and conditions of a SAR Award.
Restricted Stock Awards. A restricted stock Award is a grant of shares of our common stock subject to certain restrictions on transferability and risk of forfeiture as determined by the Committee. Unless otherwise determined by the Committee and specified in the applicable Award agreement, the holder of a restricted stock Award will have all of the rights of a stockholder, including, without limitation, the right to vote the shares of our common stock subject to the restricted stock Award and the right to receive dividends on the shares of our common stock subject to the restricted stock Award during the applicable restriction period. The Committee may determine on what terms and conditions the participant will be entitled to dividends payable on the shares of restricted stock, provided that any dividends payable with respect to an Award of restricted stock will be payable to the participant only if and when the underlying Award vests, and any dividends payable with respect to Awards of restricted stock that do not vest will be forfeited. The Committee has the discretion to determine other terms and conditions of a restricted stock Award.
Restricted Stock Units. An RSU is a right to receive cash, shares of our common stock or other consideration as determined by the Committee, subject to certain vesting conditions and other restrictions, equal to the fair market value of one share of our common stock on the date of vesting. RSUs may be subject to certain restrictions, including, without limitation, a risk of forfeiture, as determined by the Committee. The Committee may determine that a grant of RSUs will provide a participant a right to receive dividend equivalents, which entitles the participant to receive the equivalent value (in cash or shares of our common stock) of dividends paid on the underlying shares of our common stock. Dividend equivalents may be paid currently or credited to an account, settled in cash or shares, and may be subject to the same restrictions as the RSUs with respect to which the dividend equivalents are granted, provided that any dividend equivalents payable with respect to an award of RSUs will be payable to the participant only if and when the underlying Award vests, and any dividend equivalents payable with respect to awards of RSUs that do not vest will be forfeited. The Committee has the discretion to determine other terms and conditions of an RSU Award.
Performance Awards. A performance award is an Award that vests and/or becomes exercisable or distributable subject to the achievement of certain performance goals during a specified performance period, as established by the Committee. Performance awards may be granted alone or in addition to other Awards under the 2025 Plan, and may be paid in cash, shares of our common stock, other property or any combination thereof, in the sole discretion of the Committee. The Committee has the discretion to determine other terms and conditions of a performance award.
Other Stock-Based Awards. Other stock-based awards are Awards payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our common stock. Other stock-based awards may be granted alone or in addition to other Awards under the 2025 Plan. The Committee has the discretion to determine other terms and conditions of an other stock-based award.
Cash Awards. Cash awards may be granted under the 2025 Plan in such amounts, on such terms and conditions, and for such consideration as the Committee will determine in its sole discretion.

18	2024 Proxy Statement

Proposal Four: Approval of the AppFolio, Inc. 2025 Omnibus Incentive Plan
Certain Transactions
In the event of certain changes in our capitalization or corporate transactions or events, such as a split, recapitalization, combination, merger, consolidation, statutory exchange, spin-off, reorganization, sale or transfer of all or substantially all the Company’s assets or business, or other corporate transaction or event, appropriate adjustments will be made by the Committee to the number of shares available for issuance under the 2025 Plan and/or the shares subject to Awards granted under the 2025 Plan.
The Committee will also have the discretion to make certain adjustments to Awards in the event of a “corporate transaction” of the Company (as defined in the 2025 Plan), such as (i) the assumption or substitution of outstanding Awards, (ii) the purchase of any outstanding Awards in cash based on the applicable corporate transaction price, (iii) the ability for participants to exercise any outstanding stock options, SARs or other stock-based awards upon the corporate transaction (and if not exercised, such Awards will be terminated), and/or (iv) the acceleration of vesting of any outstanding Awards.
Clawback; Detrimental Conduct
All Awards granted under the 2025 Plan are subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with any Company clawback or similar policy or any applicable law related to such actions. In addition, in the event a participant engages in “detrimental conduct” (as defined in the 2025 Plan), the participant must forfeit or pay to the Company any and all outstanding Awards (whether vested or unvested), any cash or shares of our common stock received in connection with the 2025 Plan within the prior 18-month period, and any profit realized by the participant from the sale or other disposition of any shares of our common stock within the prior 36-month period.
Amendment and Termination
The Board or the Committee may at any time amend, suspend or terminate the 2025 Plan, provided that the rights of a participant granted an Award prior to such amendment, suspension nor termination may not be materially impaired without such participant’s consent. In addition, stockholder approval will be required for any amendment to the extent necessary to comply with applicable law or applicable exchange listing standards. The 2025 Plan will remain in effect for a period of ten years (unless earlier terminated in accordance with its terms).
Material U.S. Federal Income Tax Consequences
The following is a general summary under current law of the principal U.S. federal income tax consequences related to awards under the 2025 Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
Non-Qualified Stock Options
If an optionee is granted an NSO under the 2025 Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The optionee’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the optionee exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.
Incentive Stock Options
A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our common stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.

19	2024 Proxy Statement

Proposal Four: Approval of the AppFolio, Inc. 2025 Omnibus Incentive Plan
Other Awards
The current federal income tax consequences of other awards authorized under the 2025 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); RSUs, dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the award recipient recognizes ordinary income.
Section 409A of the Code
Certain types of awards under the 2025 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the 2025 Plan and awards granted under the 2025 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the 2025 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.
THE DISCUSSION ABOVE IS INTENDED ONLY AS A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO RECIPIENTS OF AWARDS UNDER THE 2025 PLAN. AMONG OTHER ITEMS THIS DISCUSSION DOES NOT ADDRESS ARE TAX CONSEQUENCES UNDER THE LAWS OF ANY STATE, LOCALITY OR FOREIGN JURISDICTION, OR ANY TAX TREATIES OR CONVENTIONS BETWEEN THE UNITED STATES AND FOREIGN JURISDICTIONS. THIS DISCUSSION IS BASED UPON CURRENT LAW AND INTERPRETATIONAL AUTHORITIES WHICH ARE SUBJECT TO CHANGE AT ANY TIME.
New Plan Benefits
Except as noted below, no awards have been granted or promised under the 2025 Plan, as awards are subject to the discretion of the Compensation Committee and the Board and no determination has been made as to the awards that will be granted in the future to specific individuals pursuant to the 2025 Plan. Accordingly, except as noted below it presently is not possible to determine the benefits or amounts that will be received by or allocated to participants under the 2025 Plan or would have been received by or allocated to participants for the last completed fiscal year if the 2025 Plan then had been in effect because awards under the 2025 Plan will be made at the discretion of the Compensation Committee.

Name and Position	Dollar Value ($)	Number of Units (#)
Shane Trigg(1)	10,000,000	To be determined
Fay Sien Goon	—	—
Matt Mazza	—	—
Jason Randall	—	—
All Current Executive Officers as a Group	—	—
All Current Directors who are Not Executive Officers as a Group	—	—
All Employees, Including all Current Officers who are not Executive Officers, as a Group	—	—
(1)Mr. Trigg’s employment agreement provides that he will be eligible to receive, subject to approval of the Board, in each of fiscal years 2024, 2025, 2026 and 2027, time-based restricted stock units and PSU Awards (as defined below) covering a number of shares of the Company's Class A Common Stock having an aggregate value of (i) no less than $3,000,000 annually in fiscal years 2024 and 2025, and (ii) no less than $3,500,000 annually in fiscal years 2026 and 2027. If the 2025 Plan is approved by our stockholders at the Annual Meeting, commencing in calendar year 2025 the Company expects to grant such awards to Mr. Trigg under the 2025 Plan.

20	2024 Proxy Statement

Proposal Four: Approval of the AppFolio, Inc. 2025 Omnibus Incentive Plan
Vote Required for Approval
The affirmative vote of a majority of the combined voting power of the outstanding shares of our Class A Common Stock and Class B Common Stock present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting will be required to approve the 2025 Plan. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of the vote on this proposal.
Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received FOR the advisory approval of the compensation of our named executive officers.
Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE 2025 PLAN.

21	2024 Proxy Statement

PROPOSAL FIVE:
Approval of the AppFolio, Inc. 2025 Employee Stock Purchase Plan
Background
We are asking our stockholders to approve the AppFolio, Inc. 2025 Employee Stock Purchase Plan (the “2025 ESPP”).
Upon the recommendation of the Compensation Committee, the Board adopted the 2025 ESPP on January 24, 2024, subject to the approval of our stockholders at the Annual Meeting. The Board believes that adopting the 2025 ESPP is in the best interests of the Company and its stockholders because it will permit the Company to provide eligible employees of the Company, and any parent or subsidiary of the Company to the extent established following the effective date of the 2025 ESPP (each, a “Related Corporation”), with an opportunity to participate in the ownership of the Company, thereby aligning the interests of the 2025 ESPP participants with those of the Company’s stockholders and enabling the Company to recruit, reward, and retain employees of the Company and its Related Corporations.
If the 2025 ESPP is approved by our stockholders at the Annual Meeting, the 2025 ESPP will become effective on the date of the Annual Meeting. However, the Company does not expect to grant awards under the 2025 ESPP until the offering period commencing in January 2025. If the 2025 ESPP is not approved by our stockholders at the Annual Meeting, the 2025 ESPP will not become effective. Whether or not the 2025 ESPP is approved by our stockholders at the Annual Meeting, (i) the existing 2015 Employee Stock Purchase Plan of AppFolio, Inc. (the "2015 ESPP") will remain in effect until its expiration in accordance with its terms, or, if occurring earlier, its termination (the “Expiration Date”), and (ii) no further awards may be granted under the 2015 ESPP following the Expiration Date.
If the 2025 ESPP is approved by our stockholders, 1,250,000 shares of Class A Common Stock will be authorized for issuance thereunder, subject to adjustment in accordance with the terms of the 2025 ESPP. In addition, commencing on January 31, 2026 and on each January 31st thereafter during the term of the 2025 ESPP, the number of shares of Class A Common Stock authorized for issuance under the 2025 ESPP will be increased by the lesser of (a) the number of shares of Class A Common Stock issued or transferred pursuant to rights granted under the 2025 ESPP during the preceding calendar year, (b) such lesser number of shares of Class A Common Stock as determined by the Compensation Committee, or (c) 1,250,000 shares of Class A Common Stock.
If the 2025 ESPP is approved by our stockholders, we intend to file, pursuant to the Securities Act, a registration statement on Form S-8 to register the additional shares of Class A Common Stock as soon as reasonably practicable thereafter.
The market price per share of the securities underlying the shares as of the Record Date was $216.72.
Summary of the Material Terms of the 2025 ESPP
The following is a summary of the material terms of the 2025 ESPP, and is qualified in its entirety by reference to the 2025 ESPP included as Annex B to this Proxy Statement, which is incorporated by reference into this Proposal Five.
Purpose
The purposes of the 2025 ESPP are to (i) enhance the Company’s ability to attract and retain the services of eligible employees of the Company and its Related Corporations upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and (ii) provide additional incentives to such eligible employees to devote their effort and skill to the advancement of the Company, by providing them with an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company. The 2025 ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code.
Authorized Shares
If the 2025 ESPP is approved by our stockholders, 1,250,000 shares of Class A Common Stock will be authorized for issuance thereunder, subject to adjustment in accordance with the terms of the 2025 ESPP. In addition, commencing on January 31, 2026 and on each January 31st thereafter during the term of the 2025 ESPP, the number of shares of Class A Common Stock authorized for issuance under the 2025 ESPP will be increased by the lesser of (a) the number of shares of Class A Common Stock issued or transferred pursuant to rights granted under the 2025 ESPP during the preceding calendar year, (b) such lesser number of shares of Class A Common Stock as determined by the Compensation Committee, or (c) 1,250,000 shares of Class A Common Stock.

22	2024 Proxy Statement

Proposal Five: Approval of the Amended and Restated 2015 Employee Stock Purchase Plan of AppFolio, Inc.
Plan Administration
Authority to control and manage the operation and administration of the 2025 ESPP will be vested in the Board, which may delegate such responsibilities in whole or in part to the Compensation Committee or a committee of two or more members of the Board who meet the independence requirements under applicable NASDAQ listing standards (as applicable, the “Administrator”). The Administrator will have the authority to (i) determine the persons to whom, and the time at which, rights to purchase shares of Class A Common Stock will be granted under the 2025 ESPP and the provisions of each offering of such rights (which need not be identical); (ii) interpret the 2025 ESPP and the rights granted under it; (iii) establish, amend and revoke rules and regulations for the administration of the 2025 ESPP; (iv) correct any defects, omissions or inconsistencies in the 2025 ESPP; (v) amend the 2025 ESPP, as further described below; (vi) exercise such powers and perform such acts as the Administrator deems necessary to carry out the intent that the 2025 ESPP be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code; (vii) impose a mandatory holding period, as further described below; and (viii) make all other determinations necessary or advisable for the administrator of the 2025 ESPP. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority under the 2025 ESPP will be final and binding on the Company and all Participants (as defined below).
Eligible Participants
Eligible participants under the 2025 ESPP include any employees of the Company or any Related Corporation who would not, immediately after any rights under the 2025 ESPP are granted, own or be deemed to own for purposes of Section 423(b)(3) of the Code, 5% or more of the total combined voting power or value of all classes of capital stock of the Company or any Related Corporation, subject to the exclusions described below (each, a “Participant”).
However, the Administrator (as defined below) may, in its sole discretion, determine to exclude the following employees of the Company or any Related Corporations: (i) a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code, or (x) with compensation above a specified level, (y) who is an officer of the Company or a Related Corporation, or (z) who is subject to the disclosure requirements of Section 16(a) of the Exchange Act; (ii) an employee who has not met a service requirement designated by the Compensation Committee pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceeds two years); (iii) an employee whose customary employment with the Company or a Related Corporation is for 20 hours per week or less; (iv) an employee whose customary employment with the Company or a Related Corporation is for less than five months in any calendar year; or (v) an employee that is a citizen or a resident of a foreign jurisdiction and the grant of a right to purchase shares of Class A Common Stock under the 2025 ESPP to such employee would be prohibited under the laws of such foreign jurisdiction or the grant of a right to purchase shares of Class A Common Stock under the 2025 ESPP to such employee in compliance with the laws of such foreign jurisdiction would cause the 2025 ESPP to violate the requirements of Section 423 of the Code, as determined by the Administrator in its sole discretion. Any of the foregoing exclusions will be applied in an identical manner under each offering period under the 2025 ESPP to all employees of the Company or any Related Corporation, in accordance with Treasury Regulation Section 1.423-2(e).
As of the Record Date, the Company and its Related Corporations had 1,495 employees.
Enrollment; Payroll Deductions
An eligible employee of the Company or a Related Corporation may become a Participant in the 2025 ESPP for an offering period by delivering a subscription agreement to the Company in the form the Administrator requires and by the designated time prior to the first trading day of such offering period. The subscription agreement will designate a whole percentage of the eligible employee’s compensation to be withheld during the offering period as payroll deductions, and such whole percentage must be between 1% and the maximum percentage specified by the Administrator (which will be 10% in the absence of any such designation). The payroll deductions will be credited to an account for the Participant under the 2025 ESPP. A Participant may increase or decrease this percentage at any time during an offering period, however, the Administrator may limit the number of changes a Participant can make during each offering period (and in the absence of any such designation, a Participant will be allowed one change during each Offering Period). A Participant may suspend payroll deductions at any time during an offering period, and any accumulated deductions will remain in their account unless the Participant withdraws from the 2025 ESPP.
Offering Periods
The 2025 ESPP will be implemented by consecutive offering periods lasting approximately six months, with a new offering period commencing on the first trading day on or after June 1st and December 1st each year during the term of the 2025 ESPP, or on such other date as the Administrator will determine. The Administrator will have the authority to change the commencement date and duration of Offering Periods with respect to future offerings. However, in no event may the length of an Offering Period exceed 27 months.

23	2024 Proxy Statement

Proposal Five: Approval of the Amended and Restated 2015 Employee Stock Purchase Plan of AppFolio, Inc.
Purchase Price
The purchase price for shares of Class A Common Stock purchased under the 2025 ESPP with respect to any offering period will be an amount equal to 85% of the fair market value of a share of Class A Common Stock on the applicable purchase date (i.e., the last trading day of the applicable offering period). However, the purchase price for subsequent offering periods may be determined by the Administrator in its sole discretion, subject to compliance with Section 423 of the Code (provided that in no event will the per share purchase price be less than the per share par value of our Class A Common Stock).
Grant of Purchase Rights
On the enrollment date of each offering period (i.e., the first trading day of the applicable offering period), each eligible employee of the Company or any Related Corporation participating in such offering period will be granted a right to purchase the maximum number of shares of Class A Common Stock that an eligible employee may purchase during each offering period, subject to the limitations set forth in the 2025 ESPP. Each such eligible employee will have the right to buy, on each purchase date during such offering period (i.e., the last trading day of the applicable offering period), such number of shares of Class A Common Stock as is determined by dividing (i) such Participant’s payroll deductions accumulated prior to such purchase date and retained in their account as of the purchase date, by (ii) the applicable purchase price. The right will expire on the last day of the offering period or, if earlier, the date on which the Participant withdraws from participation in the 2025 ESPP.
On each purchase date, each Participant’s accumulated payroll deductions will be automatically applied to the purchase of whole shares of Class A Common Stock, up to the maximum number of shares of Class A Common Stock permitted pursuant to the terms of the 2025 ESPP or as determined by the Administrator in its sole discretion, at the applicable purchase price. No fractional shares of Class A Common Stock will be issued upon the exercise of rights granted under the 2025 ESPP, unless the Administrator provides otherwise. Any cash in lieu of fractional shares of Class A Common Stock after the purchase of whole shares of Class A Common Stock upon exercise of a purchase right will be credited to a Participant’s account and carried forward and applied toward the purchase of whole shares of Class A Common Stock for the subsequent offering period.
As soon as practicable following the applicable purchase date, the number of shares of Class A Common Stock purchased by a Participant in accordance with the foregoing will be delivered (either in share certificate or book entry form), in the Company’s sole discretion, to either (i) the Participant or (ii) an account established in the Participant’s name at a stock brokerage or other financial services firm designated by the Company.
Holding Period
Unless otherwise determined by the Administrator, any shares of Class A Common Stock issued on a purchase date of an offering period (i.e., the last trading day of such offering period) will be subject to a one-year holding period from such purchase date.
Limitation on Purchase
An eligible employee of the Company or a Related Corporation may be granted rights to purchase Class A Common Stock under the 2025 ESPP only if such rights, together with any other rights granted to such employee under “employee stock purchase plans” of the Company and any Related Corporations, do not permit such employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate that exceeds $25,000 of fair market value of such stock (determined as of the first day of the offering period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. This limitation will be applied in accordance with Section 423(b)(8) of the Code.
Withdrawal
A Participant may elect to withdraw from participation in the 2025 ESPP at any time by giving written notice to the Company in a form acceptable to the Administrator no later than five business days prior to the end of the applicable offering period. All of the payroll deductions credited to such Participant’s account and not yet used to exercise their rights under the 2025 ESPP will be paid to the Participant as soon as reasonably practicable following receipt of notice of withdrawal, and such Participant’s rights for the Offering Period will be automatically terminated and no further payroll deductions will be made for such offering period. If a Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the next offering period unless the Participant delivers new subscription agreement to the Company.
A Participant’s withdrawal from an offering period will not have any effect on that Participant’s eligibility to participate in subsequent offering periods. Upon a Participant’s ceasing to be an eligible employee of the Company or a Related Corporation for any reason, such individual will be deemed to have elected to withdraw from the 2025 ESPP and the payroll deductions credited to their account during the applicable offering period will be paid to such individual as soon as reasonably practicable, and such individual’s rights for the applicable offering period will be automatically terminated.

24	2024 Proxy Statement

Proposal Five: Approval of the Amended and Restated 2015 Employee Stock Purchase Plan of AppFolio, Inc.
Adjustments; Change in Control
In the event of any stock dividend, stock split, combination or reclassification of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other similar corporate event affecting our Class A Common Stock, the Administrator may make such proportionate adjustments, if any, as the Administrator in its sole discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares of Class A Common Stock (or other securities or property) that may be issued under the 2025 ESPP, (ii) the purchase price with respect to any outstanding rights, and (iii) the class(es) and number of shares and price per share subject to outstanding rights.
In the event of any transaction or event described above, or any unusual or nonrecurring transactions or events affecting the Company or its outstanding capital stock (including, without limitation, any Change in Control (as defined in the 2025 ESPP)), and whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the 2025 ESPP or with respect to any right under the 2025 ESPP, to facilitate such transactions or events, or to give effect to changes in laws, the Administrator, in its sole discretion, is authorized to take any one or more of the following actions: (i) to provide for either (x) the termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable, or (y) the replacement of such outstanding right with other rights or property selected by the Administrator; (ii) to provide that the outstanding rights under the 2025 ESPP will be assumed or substituted by the successor or survivor corporation, with appropriate adjustments as to the number and kind of shares and prices; (iii) to make adjustments in the number and type of shares of Class A Common Stock (or other securities or property) subject to outstanding rights under the 2025 ESPP and/or in the terms and conditions of outstanding rights and rights that may be granted in the future; (iv) to provide that Participant’s accumulated payroll deductions may be used to purchase Class A Common Stock prior to the next scheduled purchase date on such date as the Administrator determines, and that Participants’ rights under the ongoing offering period will termination; and/or (v) to provide that all outstanding rights will terminate without being exercised.
No adjustment or action described above will be authorized to the extent that such adjustment or action would cause the 2025 ESPP to fail to satisfy the requirements of Section 423 of the Code.
Amendment; Termination
The Administrator may amend, modify, suspend or terminate the 2025 ESPP at any time and from time to time. However, stockholder approval will be required to amend the 2025 ESPP (i) to increase the aggregate number or change the type of shares of Class A Common Stock that may be sold pursuant to rights under the 2025 ESPP; (ii) to change the scope of the Participants under the 2025 ESPP; (iii) to change the 2025 ESPP in any manner that would cause the 2025 ESPP to no longer be an “employee stock purchase plan” within the meaning of Section 423(b) of the Code; (iv) if required by the applicable NASDAQ listing standards; or (v) to change the 2025 ESPP in any manner that would be considered the adoption of a new plan within the meaning of Treasury Regulation Section 1.423-2(c)(4).
Without obtaining stockholder consent, without regard to whether any Participant’s rights may be considered to have been adversely affected, and to the extent permitted by Section 423 of the Code, the Administrator may, in its sole discretion, (i) change the commencement date or termination date of an offering period; (ii) change the duration of an offering period; (iii) limit the frequency and/or number of changes in the amount withheld during an offering period; (iv) calculate the compensation amount for any eligible employee of the Company or a Related Corporation; (v) establish the maximum amount of compensation for which payroll deductions can be made; (vi) set the time for delivery of notices under the 2025 ESPP; (vii) permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of payroll withholding elections; (viii) establish reasonable waiting and adjustment periods and/or account and crediting procedures to ensure that amounts applied toward the purchase of shares of Class A Common Stock for each Participant properly correspond with the amounts withheld from the Participant’s compensation; and (ix) establish such other limitations or procedures as the Administrator determines to be advisable, in its sole discretion, that are consistent with the 2025 ESPP.
Effective Date; Term
The 2025 ESPP will be effective on the date of the Annual Meeting, subject to approval by the Company’s stockholders within 12 months of the date of the 2025 ESPP was adopted by the Board. No right may be granted under the 2025 ESPP prior to such stockholder approval.
The 2025 ESPP will terminate 10 years from such effective date. Upon termination of the 2025 ESPP, the balance in each Participant’s account will be refunded as soon as practicable after such termination. Additionally, the Administrator may, in its discretion, shorten the current offering period such that the purchase date for such offering period occurs prior to the termination of the 2025 ESPP.

25	2024 Proxy Statement

Proposal Five: Approval of the Amended and Restated 2015 Employee Stock Purchase Plan of AppFolio, Inc.
Material U.S. Federal Income Tax Consequences
The following is a general summary under current law of the principal U.S. federal income tax consequences related to awards under the 2025 ESPP. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
The 2025 ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Under the Code, Participants will not recognize taxable income, nor will the Company be entitled to a deduction, upon the purchase of shares under the 2025 ESPP. Participants will recognize taxable income upon the “disposition” of shares purchased under the 2025 ESPP (in the manner described below). For this purpose, the term “disposition” is defined as a sale, exchange, gift or transfer of legal title. However, certain transfers of shares are not treated as dispositions, including, for example, transfers from a decedent to an estate, transfer by bequest or inheritance, transfers to joint ownership with a right of survivorship, certain exchanges of stock pursuant to corporate reorganizations, pledges or hypothecations.
If a Participant holds shares purchased under the 2025 ESPP for at least (i) two years following the applicable enrollment date (i.e., the first trading day of the applicable offering period), and (ii) one year following the date such shares are purchased upon exercise of the right to purchase shares (the “Holding Period”), and if such Participant remains an employee of the Company or a Related Corporation at all times from the applicable enrollment date until at least three months prior to the exercise of the right to purchase shares, the Participant will be taxed at ordinary income rates in the year of sale of the shares on an amount equal to the lesser of the excess of the fair market value of the shares on the (a) applicable enrollment date over the purchase price, and (b) date of disposition or death over the purchase price. The remaining gain, if any, from the sale will be treated as a long-term capital gain. The Company will not be entitled to a deduction upon a Participant’s acquisition of shares under the 2025 ESPP or a qualifying disposition of shares purchased under the 2025 ESPP that is made after the Holding Period.
To calculate a Participant’s gain or loss on the sale of shares purchased under the 2025 ESPP, the amount realized from the sale must be reduced by the Participant’s basis in such shares (purchase price increased by ordinary income resulting from sale). If such basis exceeds the amount realized on a sale that is made after the Holding Period, the loss will be a long-term capital loss.
Any dividends paid with respect to shares will be included in a Participant’s income in the year received and will be subject to taxation.
If a Participant sells shares purchased under the 2025 ESPP prior to the end of the Holding Period, the sale will be deemed a “disqualifying disposition,” and an amount equal to the excess of the fair market value of the shares at the time of purchase over the purchase price will be treated as ordinary income. This amount will be included in the Participant’s total taxable wages shown on the Participant’s Form W-2 in the year of the disqualifying disposition. In addition, the Company will be entitled to take a deduction on its income tax return equal to the amount of such Participant’s ordinary income resulting from the sale.
Such Participant’s ordinary income recognized upon such “disqualifying disposition” is then added to the purchase price of the shares for purposes of determining the basis of the shares. The capital gain or loss on a sale of shares is calculated by subtracting this basis from the amount realized on the sale. The capital gain or loss will either be long-term or short-term depending on the time period that the shares are held. The capital gain or loss will be long-term provided that the shares are held for more than one year. Otherwise, such amount will be treated as short-term capital gain, which is currently taxed in the same manner as ordinary income.
The Company or any Related Corporation will be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to any purchase of shares under the 2025 ESPP or any sale of such shares.
THE DISCUSSION ABOVE IS INTENDED ONLY AS A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO RECIPIENTS OF AWARDS UNDER THE 2025 ESPP. AMONG OTHER ITEMS THIS DISCUSSION DOES NOT ADDRESS ARE TAX CONSEQUENCES UNDER THE LAWS OF ANY STATE, LOCALITY OR FOREIGN JURISDICTION, OR ANY TAX TREATIES OR CONVENTIONS BETWEEN THE UNITED STATES AND FOREIGN JURISDICTIONS. THIS DISCUSSION IS BASED UPON CURRENT LAW AND INTERPRETATIONAL AUTHORITIES WHICH ARE SUBJECT TO CHANGE AT ANY TIME.

26	2024 Proxy Statement

Proposal Five: Approval of the Amended and Restated 2015 Employee Stock Purchase Plan of AppFolio, Inc.
New Plan Benefits
No awards have been granted or promised under the 2025 ESPP Awards are subject to the discretion of the Compensation Committee and no determination has been made as to the awards that will be granted in the future to specific individuals pursuant to the 2025 ESPP. It presently is not possible to determine the benefits or amounts that will be received by or allocated to participants under the 2025 ESPP or would have been received by or allocated to participants for the last completed fiscal year if the 2025 ESPP then had been in effect because awards under the 2025 ESPP will be made at the discretion of the Compensation Committee. Therefore, a New Plan Benefits table is not provided.
Vote Required for Approval
The affirmative vote of a majority of the combined voting power of the outstanding shares of our Class A Common Stock and Class B Common Stock present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting will be required to approve the 2025 ESPP. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of the vote on this proposal.
Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received FOR the advisory approval of the compensation of our named executive officers.
Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE A&R ESPP.

27	2024 Proxy Statement

Directors and Corporate Governance
Director Independence
Our Board has undertaken a review of the independence of each of our continuing directors and director nominees and has affirmatively determined that Messrs. Bliss, von Blottnitz, and Wolf, and Mses. Bundy Scanlan, Kerr, Nottebohm, and Webb, do not have relationships that would interfere with their exercise of independent judgment in carrying out the responsibilities of a director, and that each of Messrs. Bliss, von Blottnitz, and Wolf, and Mses. Bundy Scanlan, Kerr, Nottebohm and Webb meets the definition of “independent director” under the applicable NASDAQ listing standards. In making these determinations, our Board considered the current and prior relationships that each continuing director and director nominee has with the Company and all other facts and circumstances our Board deemed relevant. Mr. Trigg does not meet the definition of “independent director” as Mr. Trigg is a current executive officer of the Company. For additional disclosure of facts and circumstances the Board considered, please refer to the Section titled “Agreements with Directors and Third Parties.”
Board Leadership Structure
The positions of Chairperson of our Board and Chief Executive Officer are presently separated. We believe separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairperson of our Board to lead our Board in its fundamental role of providing advice to and independent oversight of management. Our Governing Documents and corporate governance guidelines do not require that the Chairperson of our Board and Chief Executive Officer positions be separate; however, our Board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

28	2024 Proxy Statement

Directors and Corporate Governance
Board Role in Risk Oversight
The Board and its committees work closely with and regularly receive reports from management to understand and oversee the management of existing and emerging risks. In addition, our directors have unrestricted access to Company personnel and documents, and may seek any information they require from employees, officers, or external parties. They also have discretion to engage and obtain advice, reports or opinions from legal counsel and other advisors to carry out their responsibilities. We have a Chief Compliance Officer that reports to our Chief Legal Officer, and both individuals routinely provide reports to the Board and its committees. The Chairperson of our Board is an independent director and independent directors serve as the chairpersons of all Board committees. Our Board and committee chairpersons are ultimately responsible for setting agendas and determining the topics discussed and presented on at Board and committee meetings, including risk topics. Our Board believes its leadership structure is consistent with and supports the administration of its risk oversight function.
The Board and its committees routinely consider the Company's risk environment. The ERM Program is reviewed periodically by management and any material changes to the ERM Program are reported to the Risk and Compliance Oversight Committee. In addition, each committee annually reviews the adequacy of its respective charter in light of, among other things, the current risk environment.

29	2024 Proxy Statement

Directors and Corporate Governance
Meetings of the Board of Directors
During 2023, our Board held seven meetings. Each director attended at least 75% of the total number of meetings of our Board held during the period in which each such director served and at least 75% of the total number of meetings held by any of the committees of our Board on which such director served during such period.
Although we do not have a formal policy requiring our directors to attend our annual meetings of stockholders, our directors are encouraged to attend these meetings. All directors, who were active at the time, attended our 2023 annual meeting of stockholders.
Executive Sessions
In accordance with the applicable NASDAQ listing standards, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.
Agreements with Directors and Third Parties
Ms. Nottebohm previously served as a consultant to IGSB, Inc. (“IGSB”) on strategy and related matters across IGSB’s operations. Maurice J. Duca controls IGSB and, through various investment vehicles, is the Company’s largest stockholder. Mr. Duca has agreed to pay Ms. Nottebohm 35 percent of the net gain on the equivalent of 35,714 shares of the Company’s Class A common stock each year for the next seven years, which amount may be paid in cash or shares of the Company’s Class A common stock. The net gain will be based on a $100 per share starting value and the 10-day average of the final closing price of the shares prior to the date of payment, as reported by The Nasdaq Global Market. No part of such payment will come from the Company.

30	2024 Proxy Statement

Directors and Corporate Governance
Committees of our Board
Our Board has established four permanent committees: our Audit Committee; Compensation Committee; Nominating and Corporate Governance Committee; and Risk and Compliance Oversight Committee. Our Board has adopted written charters for each of these committees, all of which satisfy applicable NASDAQ listing standards and are available on our website at http://ir.appfolioinc.com. The information included on or accessed through our website does not constitute part of this Proxy Statement and shall not be deemed to be “soliciting material” for purposes of the Exchange Act. You should not consider such information in determining how to vote your shares. References in this Proxy Statement to our website addresses are inactive textual references only.
The composition and responsibilities of each of our permanent committees are described and reflected below. Note that directors that do not currently serve on a permanent committee are not included in the below table.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Risk and Compliance Oversight Committee
Tim Bliss
Agnes Bundy Scanlan
Janet Kerr
Olivia Nottebohm
Andreas von Blottnitz
Wendy Webb
Alex Wolf
Chairman of the Board Financial Expert Chairperson Committee Member

Audit Committee
Independence:
Each of the members has been determined to satisfy the independence and financial literacy requirements under applicable SEC rules and regulations and applicable NASDAQ listing standards.
Financial Expertise:
Ms. Webb is an “Audit Committee financial expert” within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act").
Our Audit Committee is responsible for, among other things, the oversight of:
▪the auditing, accounting, and financial reporting processes, and systems of internal control that are conducted by our independent auditor, our internal audit function, and our financial and senior management;
▪the qualifications, independence, and performance of our independent auditor; and
▪public disclosure and SEC filing requirements.

Meetings in 2023: 5 Members: Winifred Webb (Chair) Andreas von Blottnitz Agnes Bundy Scanlan

31	2024 Proxy Statement

Directors and Corporate Governance

Compensation Committee
Independence:
Each of the members has been determined to be an independent director under applicable SEC rules and regulations and applicable NASDAQ listing standards.
Each member of our Compensation Committee is also a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act.
Our Compensation Committee is responsible for, among other things:
▪developing and reviewing the compensation of our directors and senior executives, and overseeing our overall compensation philosophy;
▪evaluating our Chief Executive Officer's performance in light of the elements applicable to such individual's compensation;
▪recommending to our Board for approval each component of compensation paid to our directors and Chief Executive Officer;
▪approving each component of compensation paid to our senior executives;
▪administering our cash and equity-based compensation plans applicable to all of our directors, senior executives and employees in accordance with the terms of our Compensation Committee’s charter;
▪reviewing and discussing with management the disclosures regarding executive officer and director compensation to be included in our public filings, including our annual proxy statement; and
▪administering the Company’s Executive Compensation Recovery Policy.

Meetings in 2023: 6 Members: Andreas von Blottnitz (Chair) Janet Kerr Alex Wolf

Nominating and Corporate Governance Committee
Independence:
Each of the members has been determined to be an independent director under applicable NASDAQ listing standards.
Our Nominating and Corporate Governance Committee is responsible for, among other things:
▪assisting our Board in identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;
▪recommending to the Board director nominees for each committee of the Board;
▪developing and recommending to our Board such corporate governance guidelines and procedures as the committee determines is appropriate from time to time;
▪generally overseeing the Company's Environmental, Social and Governance activities;
▪developing and recommending to our Board a Chief Executive Officer succession plan;
▪overseeing the evaluation of our Board and of each committee of our Board; and
▪conducting and/or advising on Board education.

Meetings in 2023: 6 Members: Janet Kerr (Chair) Timothy Bliss Winifred Webb

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Directors and Corporate Governance

Risk and Compliance Oversight Committee
Independence:
Each of the members has been determined to be an independent director under applicable NASDAQ listing standards.
Our Risk and Compliance Oversight Committee is responsible for, among other things:
▪overseeing and assessing the Company's ERM Program;
▪monitoring the performance of management with respect to adhering to and effectively operating the ERM Program;
▪reviewing the means by which the Company identifies and complies with applicable legal and regulatory requirements;
▪reviewing management's response to significant compliance related matters;
▪helping to set the tone and develop a culture within the Company regarding the importance and value of risk management and legal compliance.

Meetings in 2023: 4 Members: Agnes Bundy Scanlan (Chair) Janet Kerr Olivia Nottebohm
In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Members will serve on these committees until their resignation or until otherwise determined by our Board.
Stockholder Nomination of Directors
Stockholders may submit recommendations for director candidates to our Nominating and Corporate Governance Committee by sending the name and qualifications of the candidate(s) to AppFolio, Inc., 70 Castilian Drive, Santa Barbara, California 93117, Attn: Chief Legal Officer, or by email to stockholdervoting@appfolio.com. Our Chief Legal Officer will forward all recommendations to our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee will review and consider any director candidate(s) recommended by our stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors, management, or any other party, so long as such directors have been nominated in accordance with the procedures set forth in our Governing Documents. We did not receive any director candidate recommendations from our stockholders in anticipation of the Annual Meeting. See the section titled “Additional Information - Procedures for Submitting Stockholder Proposals” for additional information.
Director Qualifications
Our Nominating and Corporate Governance Committee consults with other members of our Board and management in identifying and evaluating candidates for director. Our Nominating and Corporate Governance Committee and our Board believe candidates for director should have certain minimum qualifications. Consistent with the terms of our corporate governance guidelines, the current minimum selection criteria established by our Nominating and Corporate Governance Committee include, without limitation:
▪each director should be committed to enhancing long-term stockholder value and must possess a high level of integrity, personal and professional ethics, and sound business judgment;
▪each director should be free of any conflicts of interest that would violate applicable laws, rules, regulations or listing standards, conflict with any of our corporate governance policies or procedures, or interfere with the proper performance of his or her responsibilities;
▪each director should have the ability and willingness to devote the necessary time and effort to perform the duties and responsibilities of membership on our Board;
▪each director should demonstrate an understanding that his or her primary responsibility is to serve the best interests of our stockholders, and not his or her personal interest or the interest of a particular group or stockholder; and
▪each director should possess experience, skills and attributes that enhance his or her ability to perform duties on our behalf. In assessing these qualities, the Nominating and Corporate Governance Committee will consider such factors as (i) personal qualities, skills and attributes, (ii) expertise in specific business areas, including without limitation, accounting, marketing, strategy, financial reporting or corporate governance, and (iii) professional experience in the technology industry or similar industries. The Nominating and Corporate Governance Committee may also consider such other factors as it determines would reasonably be expected to contribute to the overall effectiveness of our Board.

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Directors and Corporate Governance
In recommending director nominees, our Nominating and Corporate Governance Committee also actively considers individual characteristics, including, but not limited to, diversity of professional experience, race, ethnicity, gender identity, age, cultural background, LGBTQ+ identity, and personal background. However, we have not adopted a formal policy regarding the consideration of specific individual characteristics, and instead prefer to rely on the judgment of our highly-qualified committee in recommending candidates with a diverse and appropriate mix of experiences, skills and expertise.
Environmental, Social, and Governance at AppFolio

Environmental Commitment.
We strive to create environmentally sustainable workplaces, starting with sustainable construction, design, and landscaping. We maintain sustainability requirements that all contractors who work in or around our buildings are required to follow. Examples of these requirements include recycling of all demolished or removed materials whenever possible, installation of energy efficient HVAC units, low power LED lighting and fixtures, and native, drought resistant landscaping.

Diversity, Equity, and Inclusion.
We believe diversity is a driver of innovation and collective growth. Our commitment starts at the leadership level and cascades to our talented employees. Through employee-led resource groups, we strive to cultivate an environment where individual attributes and experiences are valued, fostering a sense of belonging. Our commitment to transparency, open communication, and regular listening forums helps ensure that every employee's voice is not only heard but also actively contributes to our inclusive culture.
When we conducted a voluntary survey of our workforce in 2023, of those who elected to share, approximately 57% identified as men, 42% identified as women, and 1% identified as outside of the gender binary. Additionally, approximately 63% identified as White, 14% identified as Asian, 11% identified as Hispanic or Latino, 7% identified as two or more races, 4% identified as Black, and less than 1% identified as American Indian, Alaska Native, Native Hawaiian or Pacific Islander.
We believe in compensating our employees fairly and equitably. We engage a third party to review the compensation of our workforce on a periodic basis to help ensure everyone is paid equally for equal work and we strive to address any unexplained gaps.

Employee Development.
We invest significant resources to develop the talent needed to remain at the forefront of innovation and make us an employer of choice. Employees throughout our organization have access to tailored training and learning programs designed both for our entire employee base as well as for distinct employee audiences. Our quarterly engagement survey provides a platform for employees to provide anonymous feedback directly to their managers and our executives.

Societal Impact.
We create a culture of impact by striving to be a force for good for our customers, communities, and each other. We encourage employee volunteerism through our employee-led Give Back Committee and company-wide benefit of eight hours of paid volunteer time off annually. Our corporate philanthropy program “AppFolio Gives Back” supports housing affordability, an ongoing challenge in the real estate industry, through a combination of employee fundraising, team volunteering, and a corporate matching gift program.

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Health, Safety, and Wellness.
We are committed to providing a safe workplace for our employees and assisting them in maintaining a healthy work-life balance. We regularly solicit feedback to assess the well-being and needs of our employees and offer resources focused on mental health and physical wellness. Our office locations are intentional spaces where we fuel innovation, collaboration, and celebrate successes together. We have also embraced a hybrid work model, where many of our employees work out of one of our offices several days a week and others work remotely.

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Cybersecurity and Privacy.
Our business involves the storage and transmission of a significant amount of confidential and sensitive information. As a result, we take the confidentiality, integrity, and availability of this highly sensitive information seriously and invest significant time, effort, and resources into protecting such information. Our cybersecurity strategy was designed with the foregoing principles in mind and prioritizes detecting and responding to threats and effective management of security risks.
To implement our cybersecurity strategy, we maintain various safeguards to secure the data we hold, including encrypting sensitive data, utilizing a robust 24/7/365 security monitoring system, regularly assessing product features for security vulnerabilities, periodically conducting internal penetration tests, and providing our customers with multi-factor authentication options to help them effectively protect their information. We also have data and cybersecurity protection and control policies to facilitate a secure environment for sensitive information and to ensure the availability of critical data and systems. We have processes in place to assess and manage vendor cybersecurity risks, which include initial and periodic security program reviews and, in cases where personal information is shared, ongoing cybersecurity and privacy obligations that are documented in data processing agreements. We engage independent third parties to audit our adherence to our cybersecurity policies and conduct infrastructure and application security assessments and penetration testing. These third parties help us assess our internal preparedness, adherence to best practices and industry standards, and compliance with applicable laws and regulations as well as help us to identify areas for continued focus and improvement. We conduct annual information security awareness training for employees involved in the systems or processes connected to confidential and sensitive information. We also carry insurance that provides certain limited protection against potential losses arising from a cybersecurity incident.

Codes of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics, with which our employees, officers and directors are required to comply. The purpose of our Code of Business Conduct and Ethics is to deter wrongdoing and promote, among other things, honest and ethical conduct and to ensure to the greatest possible extent that the Company’s business is conducted in a consistently legal and ethical manner. A copy of our Code of Business Conduct and Ethics, including any future amendments, can be found on our website, ethics.appfolio.com, and we expect that any waivers of requirements applicable to our executive officers or directors will be disclosed on our investor relations website, http://ir.appfolioinc.com, or in future filings with the SEC.
Stockholder Communications with our Board
Our stockholders have the ability to communicate with our Board as a whole and with our individual directors through an established process for stockholder communication. For a stockholder communication directed to our Board as a whole, stockholders and other interested parties may send such communication to the attention of our Board at stockholderquestions@appfolio.com or via U.S. Mail or Expedited Delivery Service to AppFolio, Inc., 70 Castilian Drive, Santa Barbara, California 93117, Attn: Board of Directors c/o Chief Legal Officer. For a stockholder communication directed to an individual director in his or her capacity as a member of our Board, stockholders and other interested parties may send such communication to the attention of the individual director at stockholderquestions@appfolio.com or via U.S. Mail or Expedited Delivery Service to AppFolio, Inc., 70 Castilian Drive, Santa Barbara, California 93117, Attn: {Name of Individual Director} c/o Chief Legal Officer.
We will review all incoming stockholder communications and promptly forward such communications to the director(s) to whom such communications are addressed. We will generally not forward communications that are unrelated to the duties and responsibilities of our Board, including communications that we determine to be primarily commercial in nature, product or service complaints or inquires, and materials that are patently offensive or otherwise inappropriate.
Compensation Committee Interlocks and Insider Participation
Messrs. von Blottnitz and Wolf and Ms. Kerr served on the Compensation Committee during the fiscal year ended December 31, 2023, and have each been determined to be an independent director under applicable SEC rules and regulations and applicable NASDAQ listing standards. None of the members of our Compensation Committee is or has ever been an officer or employee of our company or any of its subsidiaries. Except as may be disclosed in the section titled “Related Party Transactions,” none of the members of our Compensation Committee had any relationship with our company requiring disclosure under Item 404 of Regulation S-K, nor is any such relationship currently contemplated. None of our executive officers currently serves, or in the past year has served, as a member of a board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or Compensation Committee.
We have entered into an indemnification agreement with each of our directors, including each of the members of our Compensation Committee. See the section titled “Related Party Transactions” for additional information.

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Directors and Corporate Governance
Director Compensation Policy
Under our Director Compensation Policy, we pay our non-employee directors who beneficially own less than 5% of the outstanding shares of our Class A Common Stock or Class B Common Stock a cash retainer for service on our Board and for service on each committee of which the director is a member. The Chairperson of our Board and the Chairperson of each committee receives a higher retainer for such service. Eligible directors may elect not to receive any compensation for their service.
During 2023, and as of the date of this Proxy Statement, the fees we pay to our eligible non-employee directors who have not elected to forego such fees for service on our Board and for service on each committee are as follows (Chairperson annual retainers are in lieu of, and not in addition to, director annual retainers):

	Director Annual Retainer ($)	Chairperson Annual Retainer ($)
Board of Directors	40,000	50,000
Audit Committee	10,000	50,000
Compensation Committee	10,000	50,000
Nominating and Corporate Governance Committee	10,000	50,000
Risk and Compliance Oversight Committee	10,000	50,000
In addition, our eligible non-employee directors who do not elect to forego compensation for their service on our Board receive the following:
▪Initial equity award. A one-time restricted stock award of our Class A Common Stock with a fair market value of $250,000 under the 2015 Plan, with the number of shares granted based on the average closing price per share of our Class A Common stock for the twenty trading days preceding the grant date.
▪Annual equity award. An annual restricted stock award of our Class A Common Stock with a fair market value of $150,000 under the 2015 Plan, with the number of shares granted based on the average closing price per share of our Class A Common stock for the twenty trading days preceding the grant date.
Each director equity grant vests in full on the one-year anniversary of the grant date, subject to the director’s continuous service. All unvested equity granted to eligible directors pursuant to our Director Compensation Policy immediately vests in full upon a change-in-control transaction.
In the event a non-employee director elects to defer their equity award pursuant to our Nonemployee Director Deferred Compensation Plan, such director receives a restricted stock unit award in lieu of a restricted stock award. Beginning in June of 2024, all eligible non-employee directors who do not elect to forego compensation for their service on our Board will receive restricted stock unit awards as their initial or annual equity award.
We have agreed to reimburse all of our eligible directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our Board and committee meetings as well as continuing director education.
Our employee directors receive no additional compensation for their service as a director and may not serve on any of our Board committees. During 2023, Mr. Trigg and Jason Randall, our former Chief Executive Officer, were our only employee directors. As of the date of this Proxy Statement, Mr. Trigg is our only employee director.

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Directors and Corporate Governance
Director Compensation Table
The following table provides information regarding the total compensation that was granted or paid during 2023 to each of our eligible directors who elected to receive compensation in accordance with our Director Compensation Policy:

Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)	Total ($)
Andreas von Blottnitz	115,687	149,874	265,561
Janet Kerr	110,000	149,874	259,874
Olivia Nottebohm(4)	37,684	399,846	437,530
Agnes Bundy Scanlan(5)	100,000	149,874	249,874
Winifred Webb	105,687	149,874	255,561
(1)Messrs. Bliss and Trigg were not eligible to receive compensation pursuant to our Director Compensation Policy, and therefore did not receive any compensation in respect of their service on the Board during 2023. Mr. Wolf elected not to receive compensation for his services on the Board in 2023. Klaus Schauser, our former director who resigned from our Board effective March 1, 2023, was not eligible to receive compensation pursuant to our Director Compensation Policy.
(2)Amounts in this column reflect the total cash retainer earned by each director for Board and committee service during 2023.
(3)Amounts shown in this column do not necessarily reflect the actual value realized or to be realized by the directors or the amount of stock-based compensation expense reported within our consolidated financial statements. Instead, these amounts reflect the total grant date fair market value of each stock award computed in accordance with the provisions of Financial Accounting Standards Board’s Accounting Standard Codification 718 ("FASB ASC Topic 718"). Assumptions used in the calculation of these amounts are included in Note 2 of the notes to our consolidated financial statements included in our 2023 Annual Report. As required by SEC rules and regulations, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. As of December 31, 2023, Mr. von Blottnitz and Mses. Kerr and Webb each held 921 shares of restricted stock, Ms. Bundy Scanlan held 921 restricted stock units, and Ms. Nottebohm held 2,898 shares of restricted stock. Each of these stock awards vests in full on the one-year anniversary of the grant date and is subject to repurchase or forfeiture until then.
(4)Ms. Nottebohm was appointed to our Board on March 1, 2023 and received a prorated retainer payment in connection with such appointment.
(5)Ms. Bundy Scanlan deferred her 2023 annual equity award pursuant to our Nonemployee Director Deferred Compensation Plan and received a restricted stock unit award in lieu of a restricted stock award in accordance with our Director Compensation Policy.

37	2024 Proxy Statement

Report of the Audit Committee
The Audit Committee is a committee of the Board composed solely of independent directors as required by the NASDAQ listing standards and the rules and regulations of the SEC. The Audit Committee operates under a written charter approved by the Board, which is available on our website at http://ir.appfolioinc.com. The composition of the Audit Committee, the experiences, qualifications, attributes or skills of its members, and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate Audit Committees. The Audit Committee reviews and assesses the adequacy of its charter and the Audit Committee’s performance on an annual basis.
With respect to our financial reporting process, our management is responsible for (i) establishing and maintaining internal controls and (ii) preparing our consolidated financial statements. Our independent registered public accounting firm, PwC, is responsible for auditing these financial statements. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare our financial statements; this is the fundamental responsibility of management.
In the performance of its oversight function, the Audit Committee has:
▪Reviewed and discussed the audited financial statements with management and PwC;
▪Discussed with PwC the matters required to be discussed by the PCAOB Auditing Standard No. 1301, "Communication with Audit Committees;" and
▪Received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB, including Rule 3526 "Communication with Audit Committees Concerning Independence," regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with PwC its independence.
The Audit Committee discussed the auditors' review of our quarterly financial information with the auditors prior to the release of such information and the filing of our quarterly reports with the SEC. The Audit Committee also met and held discussions with management and PwC with respect to our audited year-end financial statements. Based on the Audit Committee’s review and discussions with management and PwC, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the 2023 Annual Report.
In accordance with SEC rules and regulations, this report of the Audit Committee will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
Respectfully submitted by the members of the Audit Committee of the Board:
Winifred Webb (Chairperson)
Andreas von Blottnitz
Agnes Bundy Scanlan

38	2024 Proxy Statement

Executive Officers
The following table sets forth certain summary information concerning our executive officers as of April 29, 2024:

Name	Age	Position
Shane Trigg	49	President, Chief Executive Officer and Director
Fay Sien Goon	46	Chief Financial Officer
Matt Mazza	48	Chief Legal Officer and Corporate Secretary
Executive Officer Biographies
The biographies of each of our current executive officers contain information regarding each such person’s relevant business experience during the past five years or more. See the section titled “Proposal One: Election of Directors - Director Nominees and Continuing Directors” for biographical information regarding Mr. Trigg.

Fay Sien Goon has served as AppFolio's Chief Financial Officer since 2021. Prior to AppFolio, Ms. Goon was Chief Accounting Officer of ServiceNow, a global enterprise software company that delivers digital workflows, where she was employed from 2012 to 2021. As Chief Accounting Officer, she led the accounting and finance functions at ServiceNow through numerous years of successful growth. Prior to joining ServiceNow, Ms. Goon spent 11 years at Ernst & Young, leading external audits of large public and pre-IPO technology companies.

Fay Sien Goon

Age: 46 Position: Chief Financial Officer

Matt Mazza has served as AppFolio's Chief Legal Officer since 2021 and Corporate Secretary since 2022. Before becoming Chief Legal Officer, he served as the Company's General Counsel and Chief Compliance Officer, as well as in other senior legal and compliance roles, since 2016. Prior to AppFolio, Mr. Mazza served as Senior Counsel for Deckers Brands, where he was responsible for a broad spectrum of legal affairs. He began his practice as a complex business and commercial litigator in 2003. Mr. Mazza received his J.D. from the University of California, Berkeley, and a B.A. from the University of California, Santa Barbara.

Matt Mazza

Age: 48 Position: Chief Legal Officer and Corporate Secretary

39	2024 Proxy Statement

Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis explains the compensation philosophy, programs, and processes that make up our named executive officer compensation program (our "NEO Compensation Program"), and is intended to provide context for the considerations underlying the compensation paid to our NEOs. This Compensation Discussion and Analysis should be read together with the Summary Compensation Table and related compensation tables, notes, and narrative discussion set forth below.
Named Executive Officers
Our named executive officers ("NEOs"), include our current and former principal executive officer, our principal financial officer, and one other individual who was serving as executive officers as of December 31, 2023. Our 2023 NEOs are as follows:

Name	Position
Shane Trigg(1)	President, Chief Executive Officer, and Director (Principal Executive Officer)
Fay Sien Goon	Chief Financial Officer (Principal Financial Officer)
Matt Mazza	Chief Legal Officer and Corporate Secretary
Jason Randall(2)	Former President and Chief Executive Officer
(1)    Mr. Trigg was appointed as the Company's President and Chief Executive Officer, effective as of March 1, 2023. In connection with such appointment, Mr. Trigg relinquished his position as the Company's President and General Manager, Real Estate.
(2) Mr. Randall resigned from his positions as the Company’s President and Chief Executive Officer, effective as of March 1, 2023.
Compensation Philosophy
We recognize that there is significant competition for qualified executives within our industry, especially in California where our headquarters are located, and it can be particularly challenging for companies to recruit executive officers of the caliber necessary to achieve our short-term and long-term strategic objectives. The primary objective of our NEO Compensation Program is to provide a total compensation package designed to attract, motivate, and retain executive officers with the skills, energy, and commitment required to achieve our short-term and long-term strategic objectives, which we believe will positively impact long-term value. Our NEO Compensation Program provides a total compensation package, composed of a mix of cash and equity compensation, including both time-based and performance-based compensation, that we believe fulfills the above objective. From time to time, we consider appropriate changes to our NEO Compensation Program and applicable performance metrics to reflect the evolving needs of our business.
Guiding Principles of our NEO Compensation Program
When evaluating our NEO Compensation Program each year, our Compensation Committee and Board are guided by the following principles:
Attract, Motivate, and Retain our NEOs
▪Attract, motivate, and retain executive officers with the skill, energy, and commitment required to achieve our strategic objectives, which we believe will drive long-term value, by offering compensation that is generally competitive with other companies in our industry that are of a similar size and stage of growth.
Align Interests with Stockholders
▪Align the interests of our executive officers with those of our stockholders by tying a significant portion of total compensation to the achievement of strategic objectives, which we believe will drive long-term value.
Reward Achievement through Performance-Based Compensation
▪Offer a significant portion of the total compensation opportunity in the form of performance-based compensation that is at-risk instead of guaranteed.
▪Ensure performance-based compensation is directly correlated to the achievement of our short-term and long-term strategic objectives, and provides meaningful incentives for achieving those objectives.

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Executive Compensation
▪Ensure that the total compensation opportunity is appropriate for each executive given their respective scope of responsibilities and ability to impact results.
Roles of our Compensation Committee and our Board of Directors
Our Compensation Committee is composed solely of independent directors under applicable SEC rules and regulations and NASDAQ Listing Rules. The Compensation Committee’s primary responsibility is to assist our Board in developing and reviewing our NEO Compensation Program. Specifically, the Compensation Committee is responsible for (i) reviewing, and recommending to our Board for approval, the compensation and benefits paid to, and any other compensatory arrangements entered into with, our Chief Executive Officer and directors (ii) approving the compensation and benefits paid to, and any other compensatory arrangements entered into with, our senior executives, and (iii) administering our cash and equity compensation plans. In discharging its responsibility to oversee the effective design of our NEO Compensation Program, the Committee regularly assesses each element of, and considers changes to, our NEO Compensation Program.
All the members of our Board, other than Mr. Trigg, are independent directors under applicable SEC rules and regulations and NASDAQ Listing Rules. Our Board provides significant input and has ultimate oversight of our NEO Compensation Program; further, several of our significant stockholders sit on our Board, which makes it uniquely representative of the interests of our stockholders, providing even greater emphasis on aligning stockholder interests with those of management.
Elements of our NEO Compensation Program
The key elements of our NEO Compensation Program include:
▪Base Salary
▪Corporate Bonus Plan
▪Long-Term Equity Incentive Plan
▪Employee Benefits
Base Salary
Base salary represents a fixed portion of the compensation of our NEOs and is an important element of compensation intended to attract and retain highly-talented individuals. Base salaries provide our NEOs with a guaranteed base level of income, which, in turn, provides security and allows our NEOs the freedom to focus on strategic objectives. In setting base salaries, the Compensation Committee considers:
▪balancing the levels of guaranteed pay with at-risk pay to properly manage our compensation-related risk; and
▪our NEOs’ contributions to the achievement of our strategic objectives and overall Company performance.
Base salaries are also reviewed periodically in the context of factors such as title, skills, responsibility level, individual performance, business experience, total compensation opportunity, and equity ownership.
The following table sets forth the 2023 and, for comparison purposes, 2022 base salaries of our NEOs:

Name	2023 Base Salary ($)	2022 Base Salary ($)	Percentage Adjustment 2023 v.2022 (%)
Shane Trigg(1)	511,223	440,000	16
Fay Sien Goon	450,000	450,000	—
Matt Mazza(2)	383,269	375,000	2
Jason Randall(3)	500,000	500,000	—
(1)Mr. Trigg's base salary was increased in connection with his appointment as the Company's President and Chief Executive Officer, effective as of March 1, 2023.
(2)Mr. Mazza’s increase in base salary was as a result of a merit increase.
(3)Mr. Randall resigned from his positions as the Company’s President and Chief Executive Officer, effective as of March 1, 2023. Accordingly, he only received the amount of base salary as set forth in the “Summary Compensation Table” below.

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Executive Compensation
Corporate Bonus Plan
We provide annual performance-based cash bonuses for our NEOs based on Company achievement of pre-established targets under our Corporate Bonus Plan. The Compensation Committee believes that the annual performance metrics used in the Corporate Bonus Plan, which are discussed below, align the interests of our NEOs with those of our stockholders by tying bonus payout to Company performance against key metrics. In designing the Corporate Bonus Plan for recommendation to the Board, the Compensation Committee considers the following:
▪Company performance objectives based on Board-approved annual targets derived from and aligned with our long-term strategic objectives, which relate to long-term growth; and
▪Use of threshold, target, and maximum bonus payout levels to strike an appropriate balance between compensation incentives and risk tolerance and taking.
With respect to fiscal year 2023, the Compensation Committee or Board, as appropriate, established target cash bonus amounts under the Corporate Bonus Plan for each NEO, as set forth in the table below. Such targets were determined by a number of items, including the executive’s responsibilities, base salary, our projected financial performance, and a review of compensation data in our industry.

Name	2023 Corporate Bonus Plan Target Cash Bonus Amount ($)
Shane Trigg	525,000
Fay Sien Goon	450,000
Matt Mazza	231,000
Jason Randall(1)	500,000
(1)Mr. Randall received a prorated portion of his annual bonus for 2023 in the amount of $125,000 pursuant to the terms of the Transition and Separation Agreement he entered into with the Company.
2023 Performance Metrics and Payout Curves
Cash bonuses are earned under the Corporate Bonus Plan based entirely on the Company's actual performance relative to preset performance metrics. In 2023, performance metrics for all NEOs were:
▪Residential property manager units added to our platform in 2023 via a new contract or contract addendum ("Booked Residential Units");
▪2023 annual GAAP consolidated revenue ("Revenue"); and
▪Non-GAAP operating margin, defined as GAAP operating margin less stock-compensation expense, amortization of purchased intangibles, and one-time or non-recurring transactions ("Non-GAAP Operating Margin").
In 2023, one-third of the Corporate Bonus Plan target cash bonus amount was tied to achievement of the Booked Residential Units performance metric; one-third of the Corporate Bonus Plan target cash bonus amount was tied to achievement of the Revenue performance metric; and one-third of the Corporate Bonus Plan target cash bonus amount was tied to achievement of the Non-GAAP Operating Margin performance metric.
The threshold and maximum levels for each 2023 Corporate Bonus Plan performance metric were as follows: (i) for Booked Residential Units, a threshold of 85% of target and a maximum of 115% of target; (ii) for Revenue, a threshold of 95% of target and a maximum of 105% of target; (iii) for Non-GAAP Operating Margin, a threshold of 87% of target and a maximum of 113% of target;. Further, no payment was earned under the Booked Residential Units and Revenue performance metrics if the Non-GAAP Operating Margin threshold level was not achieved, and the payouts under the Booked Residential Units and Revenue performance metrics were capped at the Non-GAAP Operating Margin payout percentage until the Non-GAAP Operating Margin exceeded 100% of target. Once the Non-GAAP Operating Margin exceeded 100% of target, all performance metrics paid on actual results pursuant to the payout curves outlined above.

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Executive Compensation
2023 Corporate Bonus Plan Payouts
Consistent with the application of the performance metrics and payout curves described above, and after review of applicable financial results, our Compensation Committee, verified the following:
▪Booked Residential Units achievement of 87% of target;
▪Revenue achievement of 103% of target; and
▪Non-GAAP Operating Margin achievement of 197% of target.
This resulted in a blended payout of 108% of the target 2023 Corporate Bonus Plan payout amount for each of our NEOs.
The actual payments made to each NEO pursuant to the 2023 Corporate Bonus Plan, all of which were approved by the Board or Compensation Committee, as appropriate, are as follows:

Name	Objective	2023 Corporate Bonus Plan Actual Payout Amount ($)
Shane Trigg	Performance Target	552,161
Fay Sien Goon	Performance Target	486,000
Matt Mazza	Performance Target	248,362
Jason Randall(1)	Performance Target	125,000
(1)Mr. Randall received a prorated portion of the 2023 Corporate Bonus Plan in the amount of $125,000 pursuant to the terms of the Transition and Separation Agreement he entered into with the Company.
In addition to his 2023 Corporate Bonus, Mr. Trigg was also paid a one-time sign-on bonus equal to $300,000 in connection with his appointment as the Company's President and Chief Executive Officer, effective as of March 1, 2023. Such sign-on bonus was subject to clawback in the event that Mr. Trigg’s employment was terminated by the Company for cause or by Mr. Trigg for any reason (other than due to death, disability or a resignation for good reason) prior to March 1, 2024.
Long-Term Executive Cash Award – Jason Randall
In 2018, our Board, upon the recommendation of the Compensation Committee, adopted a Long-Term Executive Cash Incentive Plan and granted a performance award thereunder to Mr. Randall (the "2018 Long-Term Award"). The 2018 Long-Term Award was granted in lieu of any equity incentive awards through 2025 and provided for cash payments to Mr. Randall upon the achievement by the Company of long-term performance targets.
The 2018 Long-Term Award was granted with the intent to provide Mr. Randall with significant additional motivation to contribute to the Company's achievement of its long-term strategic objectives, which the Board believed would result in increased "economic value" on a per share basis ("EVPS"). Payouts under the 2018 Long-Term Award were based on surpassing certain threshold increases in EVPS measured as of December 31, 2023, 2024 and 2025. As also set forth in the section titled "Compensation Discussion and Analysis - Employment Agreements and Similar Arrangements," Mr. Randall received a prorated portion of the 2018 Long-Term Award in the amount of $14,300,800 pursuant to the terms of the Transition and Separation Agreement he entered into with the Company. No further payment is due to Mr. Randall under the 2018 Long-Term Award.
Long-Term Equity Incentive Plan
Our 2015 Plan provides for the issuance of time and performance share units to our executives, which may be settled for shares of our Class A Common Stock or cash. We believe that the issuance of restricted stock units aligns the interests of our executives with those of our stockholders by incentivizing our executives to build Company value that can be sustained over time. Restricted stock units have value to recipients even in the absence of stock price appreciation, which helps us retain and incentivize employees during periods of market volatility, and also results in our granting fewer shares of common stock than through stock options with an equivalent grant date fair value.

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Executive Compensation
Time-Based Restricted Stock Unit Grants
Our Compensation Committee approved the following time-based restricted stock unit grants with respect to the 2023 fiscal year for:
▪Mr. Trigg, (i) as part of his annual equity compensation, valued at $2,800,021 in the aggregate, which resulted in a grant covering 25,027 shares of our Class A Common Stock, and (ii), as a one-time grant in connection with his appointment as the Company's President and Chief Executive Officer, valued at $1,500,084 in the aggregate, which resulted in a grant covering 11,864 shares of our Class A Common Stock;
▪Ms. Goon, as part of her annual equity compensation, valued at $1,200,025 in the aggregate, which resulted in a grant covering 10,726 shares of our Class A Common Stock; and
▪Mr. Mazza, as part of his annual equity compensation, valued at $600,012 in the aggregate, which resulted in a grant covering 5,363 shares of our Class A Common Stock.
The foregoing time-based restricted stock unit grants vest quarterly over four years in equal installments, subject to continued employment with us through the applicable vesting date.
Performance Share Unit Grants
PSU Awards
Our Compensation Committee approved the following performance share unit grants ("PSU Awards") with respect to the 2023 fiscal year for:
▪Mr. Trigg, as part of his annual equity compensation, valued at $4,200,020 on the date of grant (assuming 100% performance metric achievement);
▪Ms. Goon, as part of her annual equity compensation, valued at $1,800,057 on the date of grant (assuming 100% performance metric achievement); and
▪Mr. Mazza, as part of his annual equity compensation, valued at $900,085 on the date of grant (assuming 100% performance metric achievement).
The foregoing PSU Awards are collectively referred to as the "2023 PSU Awards". The 2023 PSU Awards performance-vest based on the achievement of pre-established Booked Residential Units, Revenue, and Non-GAAP Operating Margin performance metrics (each as defined above) measured over a one-year performance period ending on December 31, 2023. One-third of the performance-vested 2023 PSU Awards fully vested on achievement of the performance metrics on February 10, 2024, with the remainder fully vesting quarterly over the following two years in equal installments, subject to the NEO’s continued employment through the applicable vesting dates.
One-third of the 2023 PSU Awards target share amount was tied to achievement of the Booked Residential Units performance metric, one-third of the 2023 PSU Awards target share amount was tied to achievement of the Revenue performance metric, and one-third of the 2023 PSU Awards target share amount was tied to achievement of the Non-GAAP Operating Margin performance metric.
The actual number of shares of our Class A Common Stock to be issued in settlement of any given 2023 PSU Award ranges from 0% to 142% of the target 2023 PSU Award Class A Common Stock amount, as determined by a payout curve. The threshold and maximum levels for each of the 2023 PSU Award performance metrics are as follows: (i) for Booked Residential Units, a threshold of 85% of target and a maximum of 115% of target; and (ii) for Revenue, a threshold of 95% of target and a maximum of 105% of target; (iii) for Non-GAAP Operating Margin, a threshold of 87% of target and a maximum of 113% of target. Further, no payment was earned under the Booked Residential Units and Revenue performance metrics if the Non-GAAP Operating Margin threshold level was not achieved, and the payouts under the Booked Residential Units and Revenue performance metrics were capped at the Non-GAAP Operating Margin payout percentage until the Non-GAAP Operating Margin exceeded 100% of target. Once the Non-GAAP Operating Margin exceeded 100% of target, all performance metrics paid on actual results pursuant to the payout curves outlined above.
2023 PSU Award Payouts
Consistent with the application of the performance metrics and payout curves described above, and after review of applicable financial results, our Compensation Committee, verified the following:
▪Booked Residential Units achievement of 87% of target;
▪Revenue achievement of 103% of target; and
▪Non-GAAP Operating Margin achievement of 197% of target.
This resulted in a blended performance vesting of 108% of the target 2023 PSU Award Class A Common Stock amounts for each of our NEOs.

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Executive Compensation
One-third of the performance-vested 2023 PSU Awards fully vested on achievement of the performance metrics on February 10, 2024, with the remainder fully vesting quarterly over the following two years in equal installments, subject to the NEO’s continued employment through the applicable vesting dates. The actual number of shares of our Class A Common Stock issued, or to be issued, in settlement of the 2023 PSU Awards, are as follows, subject to the satisfaction of the foregoing vesting conditions:

Name	Objective	Class A Common Shares Subject to 2023 PSU Award
Shane Trigg	Performance Target	40,392
Fay Sien Goon	Performance Target	17,312
Matt Mazza	Performance Target	8,657
2021 PSU Award Payouts
Our NEOs were each granted a PSU Award in 2021 (the "2021 PSU Awards") that vested based on the achievement of a pre-established consolidated net revenue growth target measured over a three year period ending on December 31, 2023, subject to continued employment through the end of the performance period. The number of shares to be issued in settlement of each 2021 PSU Award ranged from 0% to 100% of the shares subject to the award. In addition, the terms of each 2021 PSU Award provide that achievement between 100% and 150% of the target performance metric will result in the payment of an amount in cash between 0% and 65% of the target value determined pursuant to a pre-established payout curve.
After a review of the applicable financial results, with respect to the 2021 PSU Awards, our Compensation Committee verified the achievement of 113% of the consolidated net revenue growth target, which resulted in NEOs receiving the following (pursuant to the 2021 PSU Awards, 100% of the shares subject to the individual awards were issued along with a performance-based cash payment equal to 13% of the target value of those same awards):

Name	Objective	Class A Common Shares Granted Under 2021 PSU Award	Cash Payment for Over Performance Awarded Under 2021 PSU Award ($)
Shane Trigg	Performance Target	2,588	104,014
Fay Sien Goon	Performance Target	18,217	624,023
Matt Mazza	Performance Target	1,747	70,213
Option Grants
To further promote strong alignment between the interests of Mr. Trigg and those of our stockholders, in connection with Mr. Trigg's appointment as the Company's President and Chief Executive Officer, effective as of March 1, 2023, Mr. Trigg received a grant of time-based options to purchase a total of 120,000 shares of the Company's Class A Common Stock. Such options have an exercise price of $129.74 and one-third of such options vest on each of December 31, 2025, December 31, 2026, and December 31, 2027, subject to continued employment with the Company through the applicable vesting date.
Employee Benefits
Our executive officers, including our NEOs, are eligible to receive the same employee benefits that are generally available to all of our full-time employees. These benefits include our medical, dental and vision insurance; life and disability insurance plans; and assistance with certain fertility services. In structuring these benefit plans, we seek to provide an aggregate level of benefits that are comparable to those provided by similar companies.
In addition, our NEOs receive a supplemental medical reimbursement benefit that covers up to $10,000 annually of medical, dental, vision, and pharmacy expenses not covered under the Company's insurance plans, subject to certain exceptions (the "Executive Medical Reimbursement Program").
We also maintain a tax-qualified 401(k) retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis. In 2023, we matched 50% of the first 8% of eligible compensation contributed by the employee. Such matching contributions are immediately and fully vested.

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Executive Compensation
Employment Agreements and Similar Arrangements
We have entered into employment agreements with Mr. Trigg and Ms. Goon. We have not entered into an employment agreement with Mr. Mazza. We entered into an employment agreement with Mr. Randall in 2022, and later entered into a transition and separation agreement with Mr. Randall on March 1, 2023. Please see the sections below titled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table“ and “Potential Payments Upon Termination or a Change in Control” for further details regarding such agreements.
Other Compensation-Related Topics
Role of Executive Officers in Executive Compensation Discussions
The members of the Compensation Committee are in the best position to assist our Board in developing and reviewing our executive compensation programs and the compensation considerations applicable to our directors and executive officers, because each is an independent director under applicable SEC rules and regulations and NASDAQ Listing Rules. Nevertheless, the Compensation Committee may from time to time solicit the input of our CEO regarding compensation for our other executive officers, particularly with respect to salary, cash bonus opportunities and equity awards. While our CEO may participate in some deliberations regarding compensation for our other executive officers, they do not participate in, and are not present at, any deliberations or vote regarding their own compensation. The Compensation Committee considers the information provided by our CEO in making executive officer compensation decisions and recommendations to our Board, as appropriate.
Compensation Risk Considerations
In assessing our overall compensation philosophy and the elements of our executive compensation programs, we consider how our programs may encourage risk-taking by employees, taking into account a number of factors, including the following:

The Compensation Committee and our Board are composed of significant stockholders and stockholder representatives who have significant influence on our compensation practices, which results in an alignment of our compensation practices with the interests of our stockholders.

Our compensation programs are designed to enhance stockholder value through performance metrics intended to help ensure achievement of our short and long term strategic objectives.

We focus on limiting equity dilution through judicious use of equity compensation. While we continue to grant equity to certain senior management, we focus on limiting dilution by balancing equity compensation with other incentives provided to our NEOs under our corporate bonus plan and employee benefit plans.

Our executive compensation programs consist of both guaranteed pay and at-risk pay, and the Compensation Committee reviews this mix regularly.

We regularly review data regarding the executive compensation programs of other companies in our industry of a similar size and stage, as well as larger companies headquartered in California, to ensure alignment with our executive compensation programs and market competitiveness. While we have not engaged a compensation consultant, we did review and consider data from both targeted and broader-based compensation surveys in order to gain a broader perspective on overall market trends. However, we have not formally set a peer group, and thus did not formally benchmark executive compensation against a peer group for purposes of setting any specific element of compensation or total compensation.

Subject to limited exceptions, and specifically with respect to our directors and NEOs (as may be disclosed below in the Section titled "Security Ownership of Certain Beneficial Owners and Management"), our insider trading policy prohibits our NEOs, directors, and employees from hedging their economic interest in our securities, and from pledging our securities.

Our change in control arrangements are designed to attract and retain executives without providing excessive benefits.
Our Board believes that, although the majority of the compensation opportunity provided to our NEOs and other senior executives is at-risk pay that is determined based upon the achievement of strategic objectives intended to increase economic value over time as measured on a per share basis, our executive compensation programs do not encourage excessive or unnecessary risk-taking.

46	2024 Proxy Statement

Executive Compensation
Tax and Accounting Considerations
Among the factors it considers when making executive compensation recommendations, the Compensation Committee reviews anticipated tax and accounting impacts to the Company (and, potentially, to our executives) of various payments, equity awards and other benefits.
In that regard, the Compensation Committee considers the impact of the provisions of Section 162(m) of the Internal Revenue Code (the "Code"). That section generally limits the deductibility of compensation paid by a publicly-held company to "covered employees" for a taxable year to $1.0 million. "Covered employees" generally include our CEO, CFO and other highly compensated executive officers. Thus, our tax deduction with regard to compensation of these officers is limited to $1.0 million per taxable year with respect to each such officer and qualified for the aforementioned exception to non-deductibility under Section 162(m) of the Code.
With respect to cash incentive and equity awards that may not qualify for such exception and those that we may grant in the future, we do not anticipate that the $1.0 million deduction limitation set forth in Section 162(m) of the Code will have a material impact on our results of operations.
The Compensation Committee also considers the impact of Section 409A of the Code and, in general, our executive plans and programs are designed to comply with the requirements of that section so as to avoid possible adverse tax consequences that may result from noncompliance.
Developments and changes in accounting standards and tax law may impact our compensation decisions. As accounting standards and applicable tax laws develop, we may revise certain features of our executive compensation program to appropriately align our executive compensation program with our overall executive compensation philosophy and objectives. However, we believe that these are only some of the many relevant considerations of setting executive compensation, and should not be permitted to compromise our ability to design and maintain compensation programs that are consistent with our compensation philosophy and objectives. Accordingly, we retain the discretion to pay compensation that is not tax deductible and/or could have adverse accounting consequences.
COMPENSATION RECOVERY POLICY
On July 26, 2023, the Board adopted the AppFolio, Inc. Executive Compensation Recovery Policy (the “Executive Compensation Recovery Policy”), which is designed to comply with Section 10D of the Exchange Act and Nasdaq Listing Rule 5608. The Executive Compensation Recovery Policy is administered by our Compensation Committee, and applies to the Company’s current and former executive officers, as determined by the Compensation Committee in accordance with the definition of “officer” in Rule 16a-1 of the Exchange Act, and such other senior executives that may be deemed subject to the policy by the Compensation Committee.
In the event that the Company is required to prepare an accounting restatement due to material noncompliance with a financial reporting requirement under applicable securities laws, the Executive Compensation Recovery Policy requires the Company to clawback any erroneously awarded incentive-based compensation “received” (as defined in Section 10D of the Exchange Act) by a covered executive during the three completed fiscal years that precede the date the Company is required to prepare such accounting restatement.
Incentive-based compensation under the Executive Compensation Recovery Policy means compensation that is granted, earned or vested based wholly or in part on the attainment of a financial reporting measure. The amount to be recovered pursuant to the Executive Compensation Recovery Policy will be the amount of incentive-based compensation “received” by a covered executive that exceeds the amount of incentive-based compensation that otherwise would have been received by such covered executive had it been determined based on the restated amounts, and is computed without regard to any taxes paid. The Executive Compensation Recovery Policy will only apply to incentive-based compensation “received” on or after the effective date of Nasdaq Listing Rule 5608.
A copy of the Executive Compensation Recovery Policy is included as an exhibit to our 2023 Annual Report.

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Executive Compensation
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the information included under the section titled "Compensation Discussion and Analysis," including the Summary Compensation Table and related compensation tables, notes and narrative discussion. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the "Compensation Discussion and Analysis" disclosure, including the Summary Compensation Table and related compensation tables, notes and narrative discussion, be included in this Proxy Statement and incorporated into our Annual Report.
In accordance with SEC rules and regulations, this Compensation Committee Report will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
Respectfully submitted by the members of the Compensation Committee of the Board of Directors:
Andreas von Blottnitz (Chairperson)
Janet Kerr
Alex Wolf

48	2024 Proxy Statement

Executive Compensation
Summary Compensation Table
The following table sets forth summary compensation information for our named executive officers for the years ended December 31, 2023, 2022 and 2021:

Name and Title	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Shane Trigg President and Chief Executive Officer	2023	511,223	—	8,500,125	8,067,600	656,175	11,754	17,746,877
	2022	440,000	—	—	—	488,400	12,931	941,331
	2021	420,000	250,000	2,700,110	—	997,500	175,013	4,542,623

Fay Sien Goon Chief Financial Officer	2023	450,000	—	3,000,082	—	1,110,023	21,062	4,581,167
	2022	450,000	500,000	—	—	2,719,500	15,991	3,685,491
	2021	93,967	—	12,000,403	—	120,205	11,010	12,225,585

Matt Mazza Chief Legal Officer and Corporate Secretary	2023	383,269	—	1,500,097	—	318,575	19,875	2,221,816
	2022	375,000	—	—	—	249,750	10,393	635,143
	2021	375,000	—	6,450,400	—	433,565	11,459	7,270,424

Jason Randall(5) Former President and Chief Executive Officer	2023	134,615	—	—	—	—	14,956,628	15,091,243
	2022	477,923	—	—	—	531,584	15,810	1,025,317
	2021	360,000	—	—	—	1,098,000	3,382	1,461,382

Amounts shown above in the columns titled "Stock Awards" and "Option Awards" do not necessarily reflect the actual value received or to be received by our named executive officers, see the footnotes below for more detail.
(1)Amounts shown in this column do not necessarily reflect the actual value received or to be received by our named executive officers. Instead, these amounts reflect the total grant date fair value of the time-based restricted stock units and PSU Awards granted to the applicable named executive officer, computed in accordance with FASB Topic 718. With respect to the PSU Awards, amounts are based on the probable outcome of the applicable performance conditions, which is target level performance, calculated in accordance with FASB ASC Topic 718. Assuming maximum performance of the PSU Awards granted to certain of our named executive officers in fiscal year 2023, the grant date fair value included in the table above would increase for Mr. Trigg, Ms. Goon, Mr. Mazza and Mr. Randall by approximately $1,764,008, $756,116, $378,114, and $0, respectively. As required by SEC rules and regulations, the amounts shown exclude the impact of estimated forfeitures related to service based vesting conditions. Assumptions used in the calculation of these amounts are included in Note 2 of the notes to our consolidated financial statements included in our 2023 Annual Report.
(2)Amounts shown in this column do not necessarily reflect the actual value received or to be received by our named executive officers. Instead, these amounts reflect the total grant date fair value of the options granted to the applicable named executive officer, computed in accordance with FASB ASC Topic 718. As required by SEC rules and regulations, the amounts shown exclude the impact of estimated forfeitures related to service based vesting conditions. Assumptions used in the calculation of these amounts are included in Note 2 of the notes to our consolidated financial statements included in our 2023 Annual Report.
(3)Amounts shown in this column reflect the amounts earned and paid to certain of our named executive officers (i) under our Corporate Bonus Plan, a cash bonus program described in the section of this Proxy Statement entitled“Compensation Discussion and Analysis–Corporate Bonus Plan”and (ii) for fiscal year 2023, the cash payments for over performance awarded pursuant to the 2021 PSU Awards as described in the section titled “Compensation Discussion and Analysis–2021 PSU Award Payouts".
(4)Amounts shown in this column represent, for fiscal year 2023, the following: (i) for Mr. Trigg, (a) $504 in insurance premiums, and (b) $11,250 in 401k match contributions; (ii) for Ms. Goon, (a) $10,504 in medical expense reimbursement and insurance premiums, and (b) $10,557 in 401k match contributions; (iii) for Mr. Mazza, (a) $9,202 in medical expense reimbursement and insurance premiums, and (b) $10,673 in 401k match contributions; and (iv) for Mr. Randall, (a) $14,946,124 in separation benefits paid to Mr. Randall in connection with his separation from the Company, pursuant to the terms of his transition and separation agreement entered into with the Company as described in the section below titled "Potential Payments Upon Termination or Change in Control", which consisted of: (1) aggregate lump sum cash payments of $625,000 (which includes a lump sum cash separation payment equal to twelve months of his then-base salary ($500,000) and a pro rata portion of his annual bonus under the Corporate Bonus Program for the period of January 1 through March 31, 2023 ($125,000)), (2) aggregate cash payments of $14,300,800 (which represent a pro rata portion of his 2018 Long-Term Award), (3) twelve months of COBRA premiums, subject to certain limitations, (4) continued participation in the Company’s Executive Medical Reimbursement Program through the end of calendar year 2023, subject to certain limitations, and (5) an extension of the exercise period with respect to the vested stock options held by Mr. Randall until the earlier of eighteen months following his termination and the expiration date applicable to such options, and (b) $10,504 in medical expense reimbursement and insurance premiums.
(5)Mr. Randall resigned as President and CEO on March 1, 2023.

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Executive Compensation
Grants of Plan-Based Awards
The following table presents, for each of our named executive officers, information concerning grants of plan-based awards made during fiscal year 2023. This information supplements the information about these awards set forth in the Summary Compensation Table above.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards(2) (#)	All Other Option Awards(3) (#)	Exercise Price of Options ($)	Grant Date Fair Value of Option and Stock Awards(4) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Shane Trigg	— (5)	304,500	525,000	745,500	—	—	—	—	—	—	—
	— (6)	—	104,014	—	—	—	—	—	—	—	—
	1/24/23	—	—	—	—	—	—	25,027	—	—	2,800,021
	1/25/23	—	—	—	18,700	37,400	56,100	—	—	—	4,200,020
	3/1/23	—	—	—	—	—	—		120,000	129.74	8,067,600
	3/1/23	—	—	—	—	—	—	11,864			1,500,084
Fay Sien Goon	— (5)	261,000	450,000	639,000	—	—	—	—	—	—	—
	— (6)	—	624,023	—	—	—	—	—	—	—	—
	1/24/23	—	—	—	—	—	—	10,726	—	—	1,200,025
	1/25/23	—	—	—	8,015	16,029	24,044	—	—	—	1,800,057
Matt Mazza	— (5)	133,980	231,000	328,020	—	—	—	—	—	—	—
	— (6)	—	70,213	—	—	—	—	—	—	—	—
	1/24/23	—	—	—	—	—	—	5,363	—	—	600,012
	1/25/23	—	—	—	4,008	8,015	12,023	—	—	—	900,085
Jason Randall(7)	— (5)	290,000	500,000	710,000	—	—	—	—	—	—	—
(1)Amounts in this column reflect the 2023 PSU Awards granted to certain of our named executive officers under the 2015 Plan in fiscal year 2023.
(2)Amounts in this column reflect the time-based restricted stock unit awards granted to certain of our named executive officers under the 2015 Plan in fiscal year 2023.
(3)Amounts in this column reflect the options granted to Mr. Trigg under the 2015 Plan in fiscal year 2023.
(4)Amounts in this column reflect the grant date fair value of stock awards and option awards, as applicable, granted to certain of our named executive officers in fiscal year 2023, as computed in accordance with FASB ASC Topic 718.
(5)Amounts in these rows related to a cash bonus opportunity under our 2013 Corporate Bonus Plan. The actual amounts paid to our named executive officers under our 2023 Corporate Bonus Plan are set forth in the Summary Compensation Table above, and the calculation of the actual amounts paid is discussed more fully in the section titled "Compensation Discussion and Analysis - Corporate Bonus Plan."
(6)Amounts in these rows reflect cash payments for over performance awarded pursuant to the 2021 PSU Awards as described in the section titled "Compensation Discussion and Analysis - 2021 PSU Award Payouts".
(7)Mr. Randall received a prorated portion of the 2023 Corporate Bonus Plan in the amount of $125,000 pursuant to the terms of the Transition and Separation Agreement he entered into with the Company. This table does not include the 2018 Long-Term Award granted to Mr. Randall, of which Mr. Randall received a pro-rated portion of in connection with his separation from the Company. Please refer to the section titled "Compensation Discussion and Analysis - Long-Term Executive Cash Award – Jason Randall" for more information.

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Executive Compensation
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
We have entered into employment agreements with Mr. Trigg and Ms. Goon. We have not entered into an employment agreement with Mr. Mazza. We entered into an employment agreement with Mr. Randall in 2022, and later entered into a transition and separation agreement with Mr. Randall on March 1, 2023.
Mr. Trigg’s Employment Agreement
On March 1, 2023, we entered into an amended and restated employment agreement with Mr. Trigg to serve as our President and Chief Executive Officer. His employment agreement provides for "at will" employment and sets forth the terms and conditions of Mr. Trigg's employment, including an annual base salary, eligibility to participate under the Corporate Bonus Plan, a one-time sign-on bonus of $300,000 (which was subject to clawback in the event that Mr. Trigg’s employment was terminated by the Company for cause or by Mr. Trigg for any reason (other than due to death, disability or a resignation for good reason) prior to March 1, 2024), a special one-time award of time-based restricted stock units having an aggregate value of $1,500,000 (which grant is additive to additional time-based restricted stock units granted to Mr. Trigg earlier in 2023), time-based options to purchase a total of 120,000 shares of the Company's Class A Common Stock, and, subject to approval of the Board, in each of fiscal years 2024, 2025, 2026 and 2027, time-based restricted stock units and PSU Awards covering a number of shares of the Company's Class A Common Stock having an aggregate value of (i) no less than $3,000,000 annually in fiscal years 2024 and 2025, and (ii) no less than $3,500,000 annually in fiscal years 2026 and 2027.
Mr. Trigg’s employment agreement provides for certain severance benefits upon specified termination events. Please see the section below titled “Potential Payments Upon Termination or a Change in Control” for further details regarding such severance benefits.
Ms. Goon’s Employment Agreement
On September 15, 2021, we entered into an employment agreement with Ms. Goon to serve as our Chief Financial Officer, starting October 18, 2021. Her employment agreement provides for “at will” employment and sets forth the terms and conditions of Ms. Goon's employment, including an annual base salary, eligibility to participate in our employee benefit plans, and eligibility to participate under the Corporate Bonus Plan.
Ms. Goon’s employment agreement provides for certain severance benefits upon specified termination events. Please see the section below titled “Potential Payments Upon Termination or a Change in Control” for further details regarding such severance benefits.
Mr. Randall’s Employment Agreement and Transition and Separation Agreement
On July 27, 2022, we entered into an employment agreement with Mr. Randall regarding his continued service as our President and Chief Executive Officer. His employment agreement provided for “at will” employment and set forth the terms and conditions of Mr. Randall's employment, including an annual base salary, eligibility to participate in our employee benefit plans, eligibility to participate under the Corporate Bonus Plan, and eligibility to receive the 2018 Long-Term Award.
Mr. Randall’s employment agreement provided for certain severance benefits upon specified termination events. Please see the section below titled “Potential Payments Upon Termination or a Change in Control” for further details regarding such severance benefits.
On March 1, 2023, we entered into a transition and separation agreement with Mr. Randall in connection with his resignation as the Company’s President, Chief Executive Officer and as a member of the Board. Please see the section below titled “Potential Payments Upon Termination or a Change in Control” for further details regarding such agreement.

51	2024 Proxy Statement

Executive Compensation
Outstanding Equity Awards at Fiscal Year End
The following table sets forth information about the outstanding equity awards held by each of our named executive officers as of December 31, 2023:

		Option Awards								Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Shane Trigg	3/1/23	—	120,000	(2)	120,000 (2)	129.74	(2)	3/1/2033	(2)	—		—	—	—
	3/1/23	—	—		—	—		—		9,639	(3)	1,669,860	—	—
	1/24/23	—	—		—	—		—		26,924	(4)	4,664,314	13,468 (4)	2,333,196
	1/24/23	—	—		—	—		—		20,334	(5)	3,522,662	—	—
	12/13/21	—	—		—	—		—		5,325	(6)	922,503	—	—
	12/13/21	—	—		—	—		—		4,205	(7)	728,474	—	—
	4/13/20	—	—		—	—		—		12,588	(8)	2,180,745	—	—
Fay Sien Goon	1/24/23	—	—		—	—		—		11,539	(4)	1,999,016	5,773 (4)	1,000,115
	1/24/23	—	—		—	—		—		8,715	(5)	1,509,787	—	—
	12/13/21	—	—		—	—		—		6,946	(6)	1,203,325	—	—
	12/13/21	—	—		—	—		—		5,485	(7)	950,221	—	—
	10/18/21	—	—		—	—		—		27,324	(9)	4,733,610	—	—
	10/18/21	—	—		—	—		—		2,277	(10)	394,467	—	—
Matt Mazza	1/24/23	—	—		—	—		—		5,769	(4)	999,422	2,888 (4)	500,317
	1/24/23	—	—		—	—		—		4,357	(5)	754,807	—	—
	12/13/21	—	—		—	—		—		4,630	(6)	802,101	—	—
	12/13/21	—	—		—	—		—		3,657	(7)	633,539	—	—
	10/27/21	—	—		—	—		—		15,413	(10)	2,670,148	—	—
	1/19/21	—	—		—	—		—		582	(11)	100,826	—	—
Jason Randall	5/18/17	20,000	—		—	27.95		10/1/2024	(12)	—		—	—	—
	2/24/17	35,371	—		—	23.80		10/1/2024	(12)	—		—	—	—
	5/20/16	98,279	—		—	13.43		10/1/2024	(12)	—		—	—	—
	5/20/16	78,280	—		—	13.43		10/1/2024	(12)	—		—	—	—
	2/29/16	5,622	—		—	11.70		10/1/2024	(12)	—		—	—	—
(1)The amount in this column was calculated based on the closing price of our Class A Common Stock on December 29, 2023 (the last trading day of fiscal year 2023), which was $173.24.
(2)In connection with Mr. Trigg's appointment as the Company’s President and Chief Executive Officer on March 1, 2023, he was granted options covering 120,000 shares of our Class A Common Stock pursuant to the 2015 Plan. Such options vest annually in equal installments over three years beginning on December 31, 2025, subject to Mr. Trigg’s continued employment through the applicable vesting dates.
(3)This amount represents a time-based restricted stock unit award of our Class A Common Stock granted pursuant to the 2015 Plan in connection with Mr. Trigg's appointment as President and Chief Executive Officer on March 1, 2023. This award vests over four years in equal quarterly installments, commencing on May 10, 2023, subject to Mr. Trigg’s continued employment through the applicable vesting date.

52	2024 Proxy Statement

Executive Compensation
(4)This amount represents 2023 PSU Awards of our Class A Common Stock granted to the applicable named executive officer on January 24, 2023 pursuant to the 2015 Plan. These awards performance-vest based on the achievement of pre-established financial metrics with a December 31, 2023 measurement date, and are reflected in the table as earned at 108% of target. One-third of the performance-vested 2023 PSU Awards fully vested on achievement of the performance metrics on February 10, 2024. The remaining shares will vest quarterly through February 10, 2026, subject to the applicable named executive officer’s continued employment through the applicable vesting dates.
(5)This amount represents time-based restricted stock unit awards of our Class A Common Stock granted to the applicable named executive officer on January 24, 2023 pursuant to the 2015 Plan. These awards vest over four years in equal quarterly installments, commencing on May 10, 2023, subject to the applicable named executive officer’s continued employment through the applicable vesting date.
(6)This amount represents PSU Awards of our Class A Common Stock granted to the applicable named executive officer on December 13, 2021 pursuant to the 2015 Plan. These awards vest based on the achievement of pre-established financial metrics with a December 31, 2022 measurement date, and are reflected in the table as earned at 113% of target. Two-thirds of these PSU Awards have fully vested. The remaining shares will vest quarterly through February 10, 2025, subject to the applicable named executive officer’s continued employment through the applicable vesting date.
(7)This amount represents time-based restricted stock unit awards of our Class A Common Stock granted to the applicable named executive officer on December 13, 2021 pursuant to the 2015 Plan. These awards vest over four years in equal annual installments, commencing on May 10, 2022, subject to the applicable named executive officer’s continued employment through the applicable vesting date.
(8)This amount represents a time-based restricted stock unit award of our Class A Common Stock granted to Mr. Trigg on April 13, 2020 pursuant to the 2015 Plan. This award vests over five years in equal annual installments, commencing on May 10, 2020, subject to Mr. Trigg’s continued employment through the applicable vesting date.
(9)This amount represents a time-based restricted stock unit award of our Class A Common Stock granted to Mr. Goon on October 18, 2021 pursuant to the 2015 Plan. This award vests over five years in equal annual installments, commencing on November 10, 2022, subject to the Ms. Goon’s continued employment through the applicable vesting date.
(10)This amount represents time-based restricted stock unit awards of our Class A Common Stock granted to Ms. Goon on October 18, 2021 and to Mr. Mazza on October 27, 2021, pursuant to the 2015 Plan. These awards vest over four years in equal annual installments, commencing on November 10, 2022, subject to the applicable named executive officer’s continued employment through the applicable vesting date.
(11)This amount represents a time-based restricted stock unit award of our Class A Common Stock granted to Mr. Mazza on January 19, 2021 pursuant to the 2015 Plan. This award vests over four years in equal annual installments, commencing on February 10, 2022, subject to Mr. Mazza’s continued employment through the applicable vesting date.
(12)Expiration dates for Mr. Randall represent the extension of the post-termination exercise window of such vested options held by Mr. Randall at the time of his separation from the Company.

53	2024 Proxy Statement

Executive Compensation
Option Exercises and Stock Vested
The following table provides information regarding options exercised and stock awards vested for our NEOs during fiscal year 2023, including the number of shares acquired upon exercise or vesting and the value realized as determined based on applicable SEC rules.

	Option Awards		Equity Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Shane Trigg	—	—	28,235	4,286,006
Fay Sien Goon	—	—	42,642	7,466,012
Matt Mazza	—	—	21,736	3,712,621
Jason Randall	153,692	24,890,000	—	—
(1)The value realized on exercise of an option is the difference between the fair market value of the shares of the common stock received upon the exercise, valued on the exercise date, and the exercise price paid.
(2)The value realized on vesting of restricted stock units is the fair market value of the underlying shares of the common stock, valued on the vesting date.
Potential Payments upon Termination or Change in Control
Mr. Trigg’s Employment Agreement
Mr. Trigg's employment agreement provides that if he is terminated by us other than for Cause or Mr. Trigg resigns for Good Reason (other than in connection with a Corporate Transaction, as each term is defined in his employment agreement), then Mr. Trigg will be entitled to receive twelve months of base salary continuation, payment of any earned but unpaid annual bonus in respect of the prior completed fiscal year, a prorated cash bonus award for the fiscal year in which such termination occurs, twelve months of COBRA premiums, and the equity award treatment described in the following paragraph. Payment of such amounts is conditioned upon the effectiveness of a general release of claims in favor of the Company and continuing compliance with certain restrictive covenants.
With respect to each outstanding time-based restricted stock unit award held by Mr. Trigg, if terminated on or prior to the end of December 31, 2024 the portion of such time-based restricted stock unit award that would have vested had Mr. Trigg remained employed with the Company through the end of December 31, 2025 will accelerate upon such qualifying termination, or, if terminated following December 31, 2025, the portion of such time-based restricted stock unit award that would have vested had Mr. Trigg remained employed with the Company for an additional twelve months will accelerate upon such qualifying termination. With respect to each outstanding PSU Award held by Mr. Trigg, each PSU Award shall, to the extent such performance conditions applicable to the PSU Award have not been satisfied, accelerate on a prorated basis based on the number of days employed during the applicable performance period and achievement of the applicable performance metrics determined by the Board based on estimated forecasts (but not greater than target-level performance), or, to the extent such performance conditions applicable to the PSU Award have been satisfied, the portion of such PSU Award that would have vested had Mr. Trigg remained employed with the Company for an additional twelve months will accelerate upon such qualifying termination. With respect to each outstanding time-based option, the prorated portion based on the number of full or partial calendar months elapsed between the applicable vesting date and such qualifying termination will be accelerated, with any outstanding vested time-based options remaining exercisable for the longer of eighteen months following such qualifying termination and the applicable expiration date of the options.
Mr. Trigg’s employment agreement provides that if he is terminated due to death or disability, then Mr. Trigg will be entitled to receive payment of any earned but unpaid annual bonus in respect of the prior completed fiscal year, a prorated cash bonus award for the fiscal year in which such termination occurs, twelve months of COBRA premiums, and the equity award treatment described in the following paragraph.
All outstanding time-based restricted stock units and PSU Awards held by Mr. Trigg will fully accelerate (with the PSU Awards vesting based on actual performance, but not greater than target-level performance). Also, for each outstanding time-based option held by Mr. Trigg, the prorated portion based on the number of full or partial calendar months elapsed between the applicable vesting date and such qualifying termination will be accelerated, with any outstanding vested time-based options remaining exercisable for the longer of eighteen months following such qualifying termination and the applicable expiration date of the options.

54	2024 Proxy Statement

Executive Compensation
Mr. Trigg's employment agreement provides that if his employment with us is terminated other than for Cause, or Mr. Trigg resigns for Good Reason, on or within twelve months following the consummation of a Corporate Transaction (as each term is defined in his employment agreement), then, in addition to the severance benefits described above, all outstanding time-based restricted stock units and PSU Awards held by Mr. Trigg shall accelerate and become fully-vested (with the PSU Awards vesting based on actual performance, but not greater than target-level performance). Payment of such amounts is conditioned upon the effectiveness of a general release of claims in favor of the Company and continuing compliance with certain restrictive covenants.
Ms. Goon’s Employment Agreement
Ms. Goon’s employment agreement provides that if she is terminated by us for any reason other than for Cause or Ms. Goon resigns for Good Reason (other than in connection with a Corporate Transaction, as each term is defined in her employment agreement), then Ms. Goon will be entitled to receive twelve months of base salary continuation, payment of any earned but unpaid annual bonus in respect of the prior completed fiscal year, a prorated cash bonus award for the fiscal year in which such termination occurs, twelve months of COBRA premiums, and the equity award treatment described in the following paragraph. Payment of such amounts is conditioned upon the effectiveness of a general release of claims in favor of the Company and continuing compliance with certain restrictive covenants. Ms. Goon’s employment agreement also provides that if she is terminated due to death or Disability (as defined in her employment agreement), then Ms. Goon will receive the equity award treatment described in the following paragraph.
With respect to each outstanding time-vesting restricted stock unit award held by Ms. Goon, the portion of such time-vesting restricted stock unit award that would have vested had Ms. Goon remained employed with the Company for an additional twelve months will accelerate upon such qualifying termination, subject to limited exceptions. Further, with respect to each outstanding PSU Award held by Ms. Goon, each PSU Award shall accelerate on a prorated basis based on the number of days employed during the applicable performance period and achievement of the applicable performance metrics determined by the Board based on estimated forecasts.
Ms. Goon’s employment agreement provides that if her employment with us is terminated other than for Cause, or Ms. Goon resigns for Good Reason, on or within twelve months following the consummation of a Corporate Transaction (as each term is defined in her employment agreement), then, in addition to the severance benefits described above, all outstanding equity awards held by Ms. Goon shall accelerate and become fully-vested. Payment of such amounts is conditioned upon the effectiveness of a general release of claims in favor of the Company and continuing compliance with certain restrictive covenants.
Mr. Randall’s Employment Agreement
Mr. Randall's employment agreement provided that if he was terminated by us for any reason other than for Cause or Mr. Randall resigned for Good Reason (other than in connection with a Change of Control, as each term is defined in his employment agreement), then Mr. Randall would be entitled to receive twelve months of base salary continuation, payment of any earned but unpaid annual bonus in respect of the prior completed fiscal year, a prorated cash bonus award for the fiscal year in which such termination occurs, twelve months of COBRA premiums, and if such termination or resignation occurred during fiscal year 2023, 2024 or 2025, a prorated portion of the 2018 Long-Term Award.
Mr. Randall’s Transition and Separation Agreement
On March 1, 2023, we entered into a transition and separation agreement with Mr. Randall in connection with his resignation as the Company’s President, Chief Executive Officer and as a member of the Board. During the transition period from March 1, 2023 to March 31, 2023, Mr. Randall continued to receive his current base salary and participate in the Company’s benefit plans. Mr. Randall ceased to be employed on March 31, 2023, and pursuant to the transition and separation agreement, he was entitled to: (i) aggregate lump sum cash payments of $625,000 (which includes a lump sum cash separation payment equal to twelve months of his then-base salary ($500,000) and a pro rata portion of his annual bonus under the Corporate Bonus Program for the period of January 1 through March 31, 2023 ($125,000)); (ii) aggregate cash payments of $14,300,800 (which represent a pro rata portion of his 2018 Long-Term Award); (iii) twelve months of COBRA premiums, subject to certain limitations; (iv) continued participation in the Company’s Executive Medical Reimbursement Program through the end of calendar year 2023, subject to certain limitations; and (v) an extension of the exercise period with respect to the vested stock options held by Mr. Randall until the earlier of eighteen months following his termination and the expiration date applicable to such options.

55	2024 Proxy Statement

Executive Compensation
The following table provides information regarding the potential payments to our named executive officers in connection with certain termination or change in control events, assuming that such event occurred on December 31, 2023 and a closing price of our Class A Common Stock on December 29, 2023 (the last trading day of fiscal year 2023), which was $173.24.

Benefits and Payments Upon Termination(1)	Termination Due to Death or Disability ($)	Termination by the Company Without Cause or by the Executive for Good Reason (a “Qualifying Termination”) Not Within 12 Months Following Change in Control ($)	Qualifying Termination Within 12 Months Following Change in Control ($)
Shane Trigg
Cash Severance Payments(2)	525,000	1,050,000	1,050,000
Accelerated Vesting of Equity Awards(3)	16,470,100	11,603,962	16,470,100
Cobra Payments(4)	26,861	26,861	26,861

Fay Sien Goon
Cash Severance Payments(2)	—	900,000	900,000
Accelerated Vesting of Equity Awards(3)	10,095,215	10,095,215	14,946,454
Cobra Payments(4)	—	20,304	20,304

Matt Mazza
Cash Severance Payments(2)	—	—	—
Accelerated Vesting of Equity Awards(3)	—	—	—
Cobra Payments(4)	—	—	—

Jason Randall(5)	—	14,956,628	—
(1)Information in this table assumes a termination date of December 29, 2023 and closing price of our Class A Common Stock on December 29, 2023 (the last trading day of fiscal year 2023), which was $173.24.
(2)Represents the cash severance payments payable to the applicable named executive officer (calculated based on the base salary in effect as of December 31, 2023) in accordance with the terms of the applicable employment agreement, as follows:
•Upon a termination due to death or disability, Mr. Trigg will receive the following cash severance payments: (i) payment of any earned but unpaid bonus in respect of the prior completed fiscal year, and (ii) a prorated cash bonus award for the fiscal year in which such termination occurs.
•Upon a termination without cause or resignation for good reason, the applicable executive will receive the following cash severance payments: (i) twelve months of base salary continuation, (ii) payment of any earned but unpaid bonus in respect of the prior completed fiscal year, and (iii) a prorated cash bonus award for the fiscal year in which such termination occurs.
(3)Represents the aggregate value of the applicable named executive officer’s accelerated equity awards payable to the named executive officer in accordance with the terms of the applicable employment agreement or award agreement, in each case, as specified in the narrative disclosure above.
(4)Represents the aggregate COBRA payments payable to the applicable named executive officer in accordance with the terms of the applicable employment agreement, as follows:
•Upon a termination due to death or disability, Mr. Trigg will receive twelve months of COBRA benefits.
•Upon a termination without cause or resignation for good reason, the applicable executive will receive twelve months of COBRA benefits.
(5)Represents the aggregate value of Mr. Randall’s separation benefits payable to him in accordance with the terms of his transition and separation agreement, which consisted of: (i) aggregate lump sum cash payments of $625,000 (which includes a lump sum cash separation payment equal to twelve months of his then-base salary ($500,000) and a pro rata portion of his annual bonus under the Corporate Bonus Program for the period of January 1 through March 31, 2023 ($125,000)); (ii) aggregate cash payments of $14,300,800 (which represent a pro rata portion of his 2018 Long-Term Award); (iii) twelve months of COBRA premiums, subject to certain limitations; (iv) continued participation in the Company’s Executive Medical Reimbursement Program through the end of calendar year 2023, subject to certain limitations; and (v) an extension of the exercise period with respect to the vested stock options held by Mr. Randall until the earlier of eighteen months following his termination and the expiration date applicable to such options.

56	2024 Proxy Statement

Executive Compensation
CEO Pay Ratio
The fiscal year 2023 total compensation of our median employee was $158,125. Our Chief Executive Officer's fiscal year 2023 total compensation (in seat at December 31, 2023) was $17,746,877. The ratio of our Chief Executive Officer’s fiscal year 2023 pay to that of our median employee was approximately 112:1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act.
In determining our median employee, we chose December 31, 2023 as the determination date, which is the last day of our most recently completed fiscal year. Our median employee was determined based on total compensation (annualized base salary, equity-based compensation reflecting grant date fair value, and cash incentive compensation paid, where applicable), derived from our payroll and stock administration systems for our entire employee population, excluding our CEO, for the twelve months ending December 31, 2023.
The annual total compensation of our Chief Executive Officer and median employee do not necessarily reflect the actual value received or to be received by such individuals. See the footnotes to the "Summary Compensation Table" for more detail on how such figures are computed.
The SEC’s rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

57	2024 Proxy Statement

Equity Compensation Plan Information
The following table sets forth information regarding our stock incentive plans as of December 31, 2023:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and RSUs (#)		Weighted-Average Exercise Price of Outstanding Options(1) ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (#)
Equity compensation plans approved by stockholders(2)	1,320,462	(3)	15.59	2,255,923	(4)
Equity compensation plans not approved by stockholders	—		—	—
Total	1,320,462		15.59	2,255,923
(1)The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options to purchase shares of our common stock. It does not reflect the shares of our common stock that will be issued upon the vesting of outstanding restricted stock units, which have no exercise price.
(2)These plans consist of the 2007 Plan, the 2015 Plan and the ESPP.
(3)Includes 875 shares of Class B Common Stock subject to outstanding awards granted under the 2007 Plan, all of which were outstanding options, and 1,323,312 shares of Class A Common Stock subject to outstanding awards granted under the 2015 Plan, of which 380,423 were outstanding options and 942,889 were outstanding restricted stock units.
(4)Includes 1,755,923 shares of Class A Common Stock available for issuance under the 2015 Plan and 500,000 shares of Class A Common Stock available for issuance under the ESPP. The number of shares available for issuance under the 2015 Plan increases automatically on January 1st of each year during the term of the 2015 Plan by an amount equal to the number of shares granted under the 2015 Plan during the preceding year or such lesser number that is approved by our Board. Accordingly, effective as of January 1, 2023, the aggregate number of shares available for issuance under the 2015 Plan was 2,000,000 shares. In addition, the number of shares available for issuance under the ESPP increases automatically on January 1st of each year during the term of the ESPP by an amount equal to the number of shares issued or transferred pursuant to rights granted under the ESPP during the preceding year or such lesser number that is approved by our Board. No shares have been issued or transferred pursuant to rights granted under the ESPP and as a result, the number of shares available for issuance under the ESPP did not increase as of January 1, 2023.

58	2024 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our Class A Common Stock and Class B Common Stock as of March 31, 2024, except as noted in the footnotes below, for:
▪each of our named executive officers;
▪each of our directors;
▪all of our executive officers and directors as a group; and
▪each stockholder known by us to be the beneficial owner of more than 5% of outstanding shares of our Class A Common Stock or Class B Common Stock.
We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on information furnished to us and information filed with the SEC, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our Class A Common Stock or Class B Common Stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 22,281,477 shares of Class A Common Stock and 13,916,648 shares of Class B Common Stock outstanding at March 31, 2024. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options and restricted stock units held by that person or entity that are currently exercisable or releasable or that will become exercisable or releasable within 60 days of March 31, 2024. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o AppFolio, Inc., 70 Castilian Drive, Santa Barbara, California, 93117.

59	2024 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

	Shares Beneficially Owned
	Class A		Class B		% of Total Voting Power(1)
Name of Beneficial Owner	Shares	%	Shares	%
5% Stockholders:
Ashe Capital Management, LP(2)	1,448,033	6.5%	—	*	*
BlackRock, Inc.(3)	1,672,258	7.5%	—	*	1.0%
Brown Capital Management, LLC(4)	1,585,560	7.1%	—	*	1.0%
Klaus Schauser(5)	—	*	3,374,585	24.2%	20.9%
Maurice Duca(6)(7)	313,182	1.4%	6,463,068	46.4%	40.2%
The Vanguard Group(8)	2,078,661	9.3%	—	*	1.3%
Directors and Named Executive Officers:
Timothy Bliss(9)	50,409	*	1,003,290	7.2%	6.2%
Andreas von Blottnitz(10)	5,449	*	487,450	3.5%	3.0%
Agnes Bundy Scanlan (11)	4,352	*	—	*	*
Fay Sien Goon(12)	37,633	*	—	*	*
Janet Kerr(13)	15,680	*	—	*	*
Jason Randall(14)	—	*	20,000	*	*
Matt Mazza(15)	13,638	*	—	*	*
Olivia Nottebohm(16)	1,909	*	—	*	*
William Shane Trigg(17)	33,407	*	—	*	*
Winifred Webb(18)	6,655	*	—	*	*
Alex Wolf(19)	217,584	*	—	*	*
All executive officers and directors as a group (11 people)(20)	386,716	1.7%	1,510,740	10.9%	9.6%
* Represents beneficial ownership of less than one percent.
(1)Percentage of total voting power represents voting power with respect to all shares of Class A Common Stock and Class B Common Stock, as a single class. The holders of shares of our Class B Common Stock are entitled to ten votes per share, and holders of shares of our Class A Common Stock are entitled to one vote per share. Each share of Class B Common Stock is convertible, at any time at the option of the holder, into one share of Class A Common Stock.
(2)This information is based solely on Amendment No. 9 to Schedule 13G filed on February 13, 2024. The 1,448,033 shares of Class A Common Stock are held in funds under the management and control of Ashe Capital Management L.P. Ashe Capital Management L.P. possesses sole voting and dispositive power over the shares and therefore the Class A Common Stock may be deemed to be beneficially owned by Ashe Capital Management L.P. The address for Ashe Capital Management L.P. is 530 Sylvan Ave., Suite 101, Englewood Cliffs, NJ 07632.
(3)This information is based solely on Amendment No. 5 to Schedule 13G filed on January 26, 2024. The 1,672,258 shares of Class A Common Stock consist of (i) 1,626,218 shares with respect to which BlackRock, Inc. possesses sole power to vote and (ii) 1,672,258 shares with respect to which BlackRock, Inc. possesses sole dispositive power. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(4)This information is based solely on Amendment No. 8 to Schedule 13G filed on February 14, 2024. The 1,585,560 shares of Class A Common Stock consists of (i) 1,063,485 shares of which Brown Capital Management, LLC possesses sole power to vote and (ii) 1,585,560 shares of which Brown Capital Management, LLC possesses sole dispositive power. The address for Brown Capital Management, LLC is 1201 N. Calvert Street, Baltimore, MD 21202.
(5)Consists of 3,874,585 shares of Class B Common Stock held by the 1206 Family Trust dated December 13, 2002, of which Mr. Schauser and his spouse serve as co-trustees. The address for Mr. Schauser is 70 Castilian Dr., Santa Barbara, CA 93117.
(6)The 313,182 shares of Class A Common Stock consist of (i) 9,805 shares of Class A Common Stock held by a limited liability company with respect to which Mr. Duca possesses sole voting and investment power; (ii) 44,037 shares of Class A Common Stock with respect to which Mr. Duca is the sole trustee and who, in that capacity, possesses sole voting and investment power; (iii) 116,483 shares of Class A Common Stock to which Mr. Duca possesses sole voting and investment power; and (iv) 142,857 shares of Class A Common Stock held by a limited liability company ("LLC") with respect to which Mr. Duca shares voting and investment power as one of the managers of the LLC.
(7)The 6,463,068 shares of Class B Common Stock consist of (i) 3,747,440 shares of Class B Common Stock with respect to which Mr. Duca possesses sole voting and investment power; (ii) 29,595 shares of Class B Common Stock held by two limited liability companies with respect to which Mr. Duca possesses sole voting and investment power; (iii) 2,536,153 shares of Class B Common Stock of which Mr. Duca is the sole trustee and who, in that capacity, possesses sole voting and investment power; (iv) 7,022 shares of Class B Common Stock with respect to which Mr. Duca may be deemed to share (but as to which Mr. Duca disclaims) beneficial ownership; and (v) 142,858 shares of Class B Common Stock held by a limited liability company ("LLC") with respect to which Mr. Duca shares voting and investment power as one of the managers of the LLC The address for Mr. Duca is P.O. Box 5609, Santa Barbara, CA 93150.
(8)This information is based solely on Amendment No. 7 to Schedule 13G filed on February 13, 2024. The 2,078,661 shares of Class A Common Stock consist of (i) 35,371 shares with respect to which The Vanguard Group possess shared power to vote, (ii) 2,022,499 shares with respect to which The Vanguard Group possesses sole dispositive power, and (iii) 56,162 shares with respect to which The Vanguard Group possesses shared dispositive power. The address for the Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

60	2024 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
(9)Mr. Bliss possesses sole voting and investment power with respect to 10,754 shares of Class A Common Stock and 557,290 shares of Class B Common Stock and joint voting and investment power with his spouse on 39,655 shares of Class A Common Stock and 446,000 shares of Class B Common Stock. The address for Mr. Bliss is P.O. Box 50440, Santa Barbara, CA 93150.
(10)Consists of (i) 487,450 shares of Class B Common Stock and (ii) 5,449 shares of Class A Common Stock. The 487,450 shares of Class B Common Stock consists of 429,450 shares of Class B Common Stock held by Oceanlink Investments Limited, which is managed by a Board of Directors that currently possesses shared voting and dispositive power with respect to these shares. Oceanlink Trust, of which Mr. von Blottnitz is a beneficiary, holds all of the equity interests of Oceanlink Investments Limited. Mr. von Blottnitz possesses shared power to revoke Oceanlink Trust. Mr. von Blottnitz possesses sole voting and investment power with respect to the remaining 58,000 shares of Class B Common Stock. Mr. von Blottnitz also holds 5,449 shares of Class A Common Stock with respect to which Mr. von Blottnitz possesses sole voting and dispositive power and that were granted pursuant to our Director Compensation Policy, of which 921 are subject to repurchase until June 27, 2024. The address for Oceanlink Investments Limited is P.O. Box 621, Le Gallais Chambers, 54 Bath Street, St. Helier, Jersey, Channel Islands JE48YD.
(11)Includes 4,352 shares of Class A Common Stock that were granted pursuant to our Director Compensation Policy.The issuance of an additional 921 shares previously earned by this director has been deferred until future years pursuant to an election made under our Nonemployee Director Deferred Compensation Plan. The deferred shares cannot be issued within 60 days of March 31, 2024, and have been excluded from the table.
(12)Includes 4,257 shares of Class A Common Stock granted to Ms. Goon that will vest within 60 days of March 31, 2024.
(13)Includes 15,680 shares of Class A Common Stock that were granted pursuant to our Director Compensation Policy, of which 921 shares are subject to repurchase until June 27, 2024.
(14)Mr. Randall's holdings are no longer tracked subsequent to his resignation on March 1, 2023.
(15)Includes 2,620 shares of Class A Common Stock that were granted to Mr. Mazza that will vest within 60 days of March 31, 2024.
(16)The 1,909 shares of Class A Common Stock were granted pursuant to our Director Compensation Policy, of which 921 shares are subject to repurchase until March 31, 2024.
(17)Includes 13,929 shares of Class A Common Stock that were granted to Mr. Trigg that will vest within 60 days of March 31, 2024.
(18)Includes 6,655 shares of Class A Common Stock that were granted pursuant to our Director Compensation Policy, of which 921 are subject to repurchase until June 27, 2024.
(19)The 217,584 shares of Class A Common Stock consist of (i) 192,584 shares of Class A Common Stock with respect to which Mr. Wolf possesses sole voting and investment power and (ii) 25,000 shares of Class A common stock with respect to which Mr. Wolf may be deemed to share voting and dispositive power. However, Mr. Wolf disclaims beneficial ownership of these 25,000 shares except to the extent of any pecuniary interest he may have therein. The address for Mr. Wolf is P.O. Box 5387, Santa Barbara, CA 93150.
(20)Includes (i) 3,684 shares of Class A Common Stock that are subject to repurchase until June 27, 2024, and (ii) 20,806 shares of Class A Common Stock that will be vested within 60 days of March 31, 2024.

61	2024 Proxy Statement

Pay Versus Performance
Pay versus Performance Table
The following table sets forth certain information with respect to the Company’s financial performance and the compensation paid to our NEOs for the fiscal years ended December 31, 2023, 2022 and 2021.

Year	Summary Compensation Table Total for PEO 1(1) ($)	Summary Compensation Table Total for PEO 2(2) ($)	Compensation Actually Paid to PEO 1(3) ($)	Compensation Actually Paid to PEO 2(4) ($)	Average Summary Compensation Table Total for non-PEO NEOs(5) ($)	Average Compensation Actually Paid to non-PEO NEOs(6) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income (thousands) (9) ($)	Revenue (thousands) (10) ($)
							Total Shareholder Return(7) ($)	Peer Group Total Shareholder Return(8) ($)
2023	15,091,243	17,746,877	15,091,243	30,056,865	3,409,160	8,957,933	158	221	2,702	620,445
2022	1,025,317	—	1,025,317	—	1,515,992	563,715	96	133	(68,119)	471,883
2021	1,461,382	—	1,461,382	—	6,790,593	5,879,551	110	207	1,028	359,370
2020	742,230	—	1,387,017	—	1,901,060	3,348,458	164	150	158,403	310,056
(1)Reflects the total compensation amounts reported in the Summary Compensation Table ("SCT") for Mr. Randall, our Principal Executive Officer from August 8, 2017 through March 1, 2023 ("PEO 1").
(2)Reflects the total compensation amounts reported in the SCT for Mr. Trigg, our current PEO, who was appointed as the Company's President and Chief Executive Officer as of March 1, 2023 ("PEO 2"). Mr. Trigg was a non-PEO NEO during fiscal years 2020, 2021, and 2022 and his compensation during such periods is reflected in the applicable non-PEO NEO fields.
(3)Reflects the compensation actually paid amounts for PEO 1 for the applicable fiscal year. In calculating the amounts set forth in this column, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations was computed in accordance with FASB ASC Topic 718.
For fiscal year 2023, the compensation actually paid to PEO 1 reflects each of the following adjustments made to the total compensation amounts reported in the SCT for fiscal year 2023, computed in accordance with Item 402(v) of Regulation S-K.

Year	2023
SCT Total Compensation ($)	15,091,243
Less: Stock and Option Award Grant Date Fair Values Reported in SCT for the Covered Year ($)	—
Plus: Year-End Fair Value of Stock and Option Awards Granted in the Covered Year that are Outstanding and Unvested ($)	—
Change in Fair Value of Stock and Option Awards Granted in Prior Years that are Outstanding and Unvested (From Prior Year-End to Year-End) ($)	—
Plus: Vesting Date Fair Value of Stock and Option Awards Granted in the Covered Year that Vested in the Covered Year ($)	—
Change in Fair Value of Stock and Option Awards Granted in Prior Years that Vested in the Covered Year (From Prior Year-End to Year-End) ($)	—
Less: Prior Year-End Fair Value of Stock and Option Awards Granted in Prior Years that Failed to Vest during the Covered Year ($)	—
Plus: Dollar Value of Dividends or other Earnings Paid on Stock and Option Awards in the Covered Year prior to Vesting (if not reflected in the fair value of such award or included in Total Compensation for the Covered Year) ($)	—
Compensation Actually Paid ($)	15,091,243
Valuation methodology. Stock option fair values were calculated based on the Black-Scholes option pricing model. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (e.g., term, volatility, dividend yield, risk free rates) as of the measurement date. Performance share unit grant date fair values were calculated using the stock price as of the date of grant assuming target performance. Adjustments have been made using the stock price and projected performance as of year-end and as of the date of vest. Time-based restricted stock unit grant date fair values were calculated using the stock price as of the date of grant. Adjustments have been made using the stock price as of year-end and as of each date of vest.
(4)Reflects the compensation actually paid amounts for PEO 2 for the applicable fiscal year. In calculating the amounts set forth in this column, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations was computed in accordance with FASB ASC Topic 718.
For fiscal year 2023, the compensation actually paid to PEO 2 reflects each of the following adjustments made to the total compensation amounts reported in the SCT for fiscal year 2023, computed in accordance with Item 402(v) of Regulation S-K.

62	2024 Proxy Statement

Pay Versus Performance

Year	2023
SCT Total Compensation ($)	17,746,877
Less: Stock and Option Award Grant Date Fair Values Reported in SCT for the Covered Year ($)	(16,567,725)
Plus: Year-End Fair Value of Stock and Option Awards Granted in the Covered Year that are Outstanding and Unvested ($)	25,249,350
Change in Fair Value of Stock and Option Awards Granted in Prior Years that are Outstanding and Unvested (From Prior Year-End to Year-End) ($)	1,772,801
Plus: Vesting Date Fair Value of Stock and Option Awards Granted in the Covered Year that Vested in the Covered Year ($)	1,185,541
Change in Fair Value of Stock and Option Awards Granted in Prior Years that Vested in the Covered Year (From Prior Year-End to Year-End) ($)	670,021
Less: Prior Year-End Fair Value of Stock and Option Awards Granted in Prior Years that Failed to Vest during the Covered Year ($)	—
Plus: Dollar Value of Dividends or other Earnings Paid on Stock and Option Awards in the Covered Year prior to Vesting (if not reflected in the fair value of such award or included in Total Compensation for the Covered Year) ($)	—
Compensation Actually Paid ($)	30,056,865
Valuation methodology. Stock option fair values were calculated based on the Black-Scholes option pricing model. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (e.g., term, volatility, dividend yield, risk free rates) as of the measurement date. Performance share unit grant date fair values were calculated using the stock price as of the date of grant assuming target performance. Adjustments have been made using the stock price and projected performance as of year-end and as of the date of vest. Time-based restricted stock unit grant date fair values were calculated using the stock price as of the date of grant. Adjustments have been made using the stock price as of year-end and as of each date of vest.
(5)Reflects the average total compensation amounts reported in the SCT for the following non-PEO NEOs for the applicable fiscal year:
1.In 2023, Ms. Goon and Mr. Mazza.
2.In 2022, Ms. Goon, Mr. Mazza, Mr. Trigg, and Mr. Walker.
3.In 2021, Ms. Goon, Mr. Mazza, Mr. Trigg, Mr. Walker, and Ida Kane (our former Chief Financial Officer, who resigned effective June 4, 2021).
4.In 2020, Ms. Kane, Mr. Trigg, and Mr. Walker.
(6)    Reflects the average compensation actually paid amounts for the non-PEO NEOs included in the preceding column for the applicable fiscal year. In calculating the amounts set forth in this column, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations was computed in accordance with FASB ASC Topic 718.
For fiscal year 2023, the average compensation actually paid to the non-PEO NEOs reflects each of the following adjustments made to the total compensation amounts reported in the SCT for fiscal year 2023, computed in accordance with Item 402(v) of Regulation S-K:

Year	2023 Average
SCT Total Compensation ($)	3,409,160
Less: Stock and Option Award Grant Date Fair Values Reported in SCT for the Covered Year ($)	(2,597,208)
Plus: Year-End Fair Value of Stock and Option Awards Granted in the Covered Year that are Outstanding and Unvested ($)	3,381,603
Change in Fair Value of Stock and Option Awards Granted in Prior Years that are Outstanding and Unvested (From Prior Year-End to Year-End) ($)	3,158,519
Plus: Vesting Date Fair Value of Stock and Option Awards Granted in the Covered Year that Vested in the Covered Year ($)	258,521
Change in Fair Value of Stock and Option Awards Granted in Prior Years that Vested in the Covered Year (From Prior Year-End to Year-End) ($)	1,347,338
Less: Prior Year-End Fair Value of Stock and Option Awards Granted in Prior Years that Failed to Vest during the Covered Year ($)	—
Plus: Dollar Value of Dividends or other Earnings Paid on Stock and Option Awards in the Covered Year prior to Vesting (if not reflected in the fair value of such award or included in Total Compensation for the Covered Year) ($)	—
Compensation Actually Paid ($)	8,957,933

63	2024 Proxy Statement

Pay Versus Performance
Valuation methodology. Stock option fair values were calculated based on the Black-Scholes option pricing model. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (e.g., term, volatility, dividend yield, risk free rates) as of the measurement date. Performance share unit grant date fair values were calculated using the stock price as of the date of grant assuming target performance. Adjustments have been made using the stock price and projected performance as of year-end and as of the date of vest. Time-based restricted stock unit grant date fair values were calculated using the stock price as of the date of grant. Adjustments have been made using the stock price as of year-end and as of each date of vest.
(7)    Reflects the cumulative total shareholder return ("TSR") of the Company for each applicable fiscal year, calculated based on a fixed investment of $100 at the applicable measurement point on the same cumulative basis as is used in Item 201(e) of Regulation S-K. The TSR for each of fiscal year 2020, 2021, and 2022 has been updated to reflect a correction in the methodology and time period used to calculate such TSR values.
(8)    Reflects the cumulative TSR of the Company’s peer group (“Peer Group TSR”) for each applicable fiscal year, calculated based on a fixed investment of $100 at the applicable measurement point on the same cumulative basis as is used in Item 201(e) of Regulation S-K. The peer group used to determine the Peer Group TSR for each applicable fiscal year is the following published industry index, as disclosed in the 2023 Annual Report on Form 10-K pursuant to Item 201(e) of Regulation S-K: NASDAQ Computer Index.
(9)    Reflects "Net Income" in the Company's Consolidated Income Statements included in the Annual Reports on Form 10-K for each applicable fiscal year.
(10)    We have selected “Revenue” as our most important financial measure (that is not otherwise required to be disclosed in the table) used to link compensation actually paid to our NEOs to company performance for fiscal year 2023. “Revenue” is further described in the Company's Consolidated Statement of Operations, which is included in the 2023 Annual Report on Form 10-K.
Pay versus Performance Comparative Disclosure
When reviewing the Pay versus Performance Table above, it is important to note that:
▪The "Summary Compensation Table Total" and "Summary Compensation Actually Paid" columns in the Pay versus Performance Table above do not necessarily reflect the actual value received or to be received by our named executive officers for the reasons set forth in the corresponding footnotes and footnotes to the Summary Compensation Table.
▪The Pay versus Performance Table above does not include all of the performance measures we use to align NEO compensation with Company performance in the years depicted.
▪Net income was not a performance measure we used to align NEO compensation with Company performance in the years depicted.
▪The 2018 Long-Term Award, as discussed in the section above titled “Compensation Discussion and Analysis” was granted to Mr. Randall in lieu of equity. As such, PEO 1's compensation appears lower than our average non-PEO NEO compensation in fiscal years 2020-2022 because Mr. Randall did not receive equity grants in such years and payment under the 2018 Long-Term Award award was not to be made until fiscal year 2023.
▪In fiscal year 2021, the average compensation for our non-PEO NEOs was increased primarily due to (i) new hire and promotional equity grants made to Ms. Goon and Mr. Mazza, respectively, and (ii) our Board granting equity awards in December 2021 for our fiscal year 2022 NEO compensation program.
▪Mr. Randall resigned as our President and Chief Executive Officer on March 1, 2023. Mr. Randall received certain separation benefits in connection with his separation from the Company, as described in the sections above titled "Compensation Discussion and Analysis - Employment Agreements and Similar Arrangements," and "Potential Payments Upon Termination of Change in Control." This payment significantly increased PEO 1's compensation for fiscal year 2023.
▪Mr. Trigg was appointed as our President and Chief Executive Officer on March 1, 2023. In connection with such appointment, Mr. Trigg received a grant of (i) time-based options to purchase a total of 120,000 shares of the Company's Class A Common Stock, and (ii) time-based restricted stock units with a value of $1,500,084, as discussed in the section above titled “Compensation Discussion and Analysis." These one-time, promotional grants significantly increased PEO 2's compensation for fiscal year 2023.

64	2024 Proxy Statement

Pay Versus Performance

Pay Versus Performance Graphs	Supplemental Graphs

In accordance with Item 402(v)(5) of Regulation S-K, the graphs below compare compensation actually paid to our NEOs and the performance measures presented in the Pay versus Performance Table above (collectively, the “PVP Graphs”).
To reflect the points above and provide additional information, we have provided supplemental graphs below that modify the PVP Graphs by (i) adding an additional $2,860,160 to Mr. Randall's compensation in each of 2023, 2022, 2021, and 2020, which reflects $14,300,800 (the pro-rata portion of the 2018 Long-Term Award paid to Mr. Randall in connection with his separation from the Company) divided by 5 (the number of years the 2018 Long-Term Award was outstanding), (ii) subtracting $14,300,800 from Mr. Randall's compensation in 2023 because of the normalization of the award described in (i) above, (iii) subtracting $13,059,317 from Mr. Trigg's 2023 compensation, which reflects the year-end fair value of the one-time, time-based options granted to Mr. Trigg in connection with his appointment as President and Chief Executive Officer, (iv) subtracting $1,669,860 from Mr. Trigg's 2023 compensation, which reflects the year-end fair value of the one-time, time-based restricted stock units grants to Mr. Trigg in connection with his appointment as President and Chief Executive Officer, (v) subtracting the December 2021 equity grants from fiscal year 2021, and (vi) adding the December 2021 equity grants to fiscal year 2022 (collectively, the "Supplemental Graphs"). In accordance with Item 402(v) of Regulation S-K, the Supplemental Graphs below are provided as supplemental disclosure that we believe more accurately reflects the comparison of compensation actually paid to our NEOs and the performance measures presented in the Pay versus Performance Table above.

65	2024 Proxy Statement

Pay Versus Performance

Pay Versus Performance Graphs	Supplemental Graphs

66	2024 Proxy Statement

Pay Versus Performance
*Reflects the Pay Versus Performance Graphs modified by (i) adding an additional $2,860,160 to Mr. Randall's compensation in each of 2023, 2022, 2021, and 2020, which reflects $14,300,800 (the pro-rata portion of the 2018 Long-Term Award paid to Mr. Randall in connection with his separation from the Company) divided by 5 (the number of years the 2018 Long-Term Award was outstanding), (ii) subtracting $14,300,800 from Mr. Randall's compensation in 2023 because of the normalization of the award described in (i) above, (iii) subtracting $13,059,317 from Mr. Trigg's 2023 compensation, which reflects the year-end fair value of the one-time, time-based options granted to Mr. Trigg in connection with his appointment as President and Chief Executive Officer, (iv) subtracting $1,669,860 from Mr. Trigg's 2023 compensation, which reflects the year-end fair value of the one-time, time-based restricted stock units grants to Mr. Trigg in connection with his appointment as President and Chief Executive Officer, (v) subtracting the December 2021 equity grants from fiscal year 2021, and (vi) adding the December 2021 equity grants to fiscal year 2022.
Pay versus Performance Tabular List
Listed below are the performance measures that, in our assessment, represent the most important performance measures used to link compensation actually paid to our NEOs in fiscal year 2023 to company performance. The performance measures included below are not ranked by relative importance.

Most Important Performance Measures
Booked Residential Units (Non-Financial Measure)
Revenue (Financial Measure)
Non-GAAP Operating Margin(1) (Financial Measure)
(1)Non-GAAP operating margin is defined as GAAP operating margin less stock-compensation expense, amortization of purchased intangibles, and one-time or non-recurring transactions .

Delinquent Section 16(a) Reports
Section 16 of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our Class A Common Stock or Class B Common Stock, whom we collectively refer to as our "reporting persons," to report to the SEC on a timely basis their initiation status as a reporting person and any changes in their respective beneficial ownership of our registered equity securities.
To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from our reporting persons, we believe that during 2023 and through April 29, 2024, all of our reporting persons complied with all applicable SEC filing requirements under Section 16 of the Exchange, except that the following five Form 4s were filed on an untimely basis: each of Mr. von Blottnitz, and Mses. Bundy Scanlan, Kerr, Nottebohm, and Webb filed one late report on June 30, 2023 that was due on June 29, 2023 for his or her receipt of Class A Common Stock on June 27, 2023.

67	2024 Proxy Statement

Related Party Transactions
Certain Relationships and Transactions
Other than the transactions discussed below, and the various compensation arrangements described in the section titled “Compensation Discussion and Analysis,” since January 1, 2023, there was not, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party for which the amount involved exceeds or will exceed $120,000 and in which any director, director nominee, executive officer, holder of more than 5% of Class A Common Stock or Class B Common Stock, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest.
Limitation of Liability and Indemnification of Directors and Officers
Our Governing Documents provide that we will indemnify each of our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with each of our directors, officers, and certain other senior employees of the Company (the "indemnified persons"). These indemnification agreements may require us, among other things, to indemnify each of the indemnified persons against liabilities that may arise by reason of their status or service as directors, officers or employees of the Company, so long as he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to our best interests and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. These indemnification agreements may require us to pay, and in some instances advance, certain expenses, damages and other payments incurred by the indemnified persons. The indemnification agreements require us, to the extent that we maintain an insurance policy or policies providing liability insurance for an indemnified person, to cover such person by such policy or policies to the maximum extent available. We have obtained insurance policies under which, subject to the limitations of the policies, coverage is provided to the indemnified persons against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director, officer, or employee of the Company, including claims relating to public securities matters, and to us with respect to payments that may be made by us to the indemnified persons pursuant to our indemnification obligations or otherwise as a matter of law. Certain of our non-employee directors may, through their relationship with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our Board.
Policies and Procedures for Approval of Related Party Transactions
We have adopted a Related Party Transaction policy. Pursuant to this policy, the Chairperson of our Audit Committee is charged with primary responsibility for determining whether, based on the particular facts and circumstances, a related person (as defined in the policy) has a direct or indirect material interest in a proposed or existing transaction involving us. Any director, officer or other employee who becomes aware of a transaction or relationship that could reasonably be expected to give rise to a conflict of interest is required to disclose the matter promptly to the Chairperson of our Audit Committee. To assist the Chairperson of our Audit Committee in making this determination, the policy sets forth certain categories of transactions that are deemed not to involve a direct or indirect material interest on behalf of the related person. If, after applying these categorical standards and weighing all of the facts and circumstances, the Chairperson of our Audit Committee determines that the related person would have a direct or indirect material interest in the transaction, he or she must present the transaction to our Audit Committee for review. Our Audit Committee must then either approve or reject the transaction in accordance with the terms of the policy and may only approve of the transaction if the audit committee determines that, based on all of the information presented, the related party transaction is not inconsistent with the best interests of AppFolio as a whole.

68	2024 Proxy Statement

Additional Information
Procedures for Submitting Stockholder Proposals
Requirements for Stockholder Proposals to be Brought Before Future Annual Meetings
Our Governing Documents provide that, for nominations of persons for election to our Board or other proposals to be considered at an annual meeting of stockholders, a stockholder must provide us with written notice no earlier than 75 days and no later than 45 days prior to the first anniversary of the date that our proxy materials relating to the preceding year’s annual meeting of stockholders (or a notice of availability of proxy materials, if earlier) were first mailed. As a result, stockholder proposals must be received by us no earlier than February 13, 2025, and no later than March 15, 2025, to be considered at our 2025 annual meeting of stockholders. In the event the date of our 2025 annual meeting of stockholders is more than 30 days before or more than 60 days after the anniversary date of our 2024 annual meeting of stockholders, notice must be delivered not earlier than the close of business on the 120th day prior to the date of our 2025 annual meeting of stockholders and not later than the close of business on the later of (i) the 90th day prior to the date of our 2025 annual meeting of stockholders or (ii) the 10th day following the day on which public announcement of the date of our 2025 annual meeting of stockholders is first made. Such notice must be provided to AppFolio, Inc., 70 Castilian Drive, Santa Barbara, California 93117, Attn: Chief Legal Officer. Our Governing Documents specify certain additional requirements regarding the form and content of such notice.
Requirements for Stockholder Proposals to be Considered for Inclusion in Our Future Proxy Materials
In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our future proxy materials must comply with Rule 14a-8 under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2025 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than December 30, 2024. Such proposals must be provided to AppFolio, Inc., 70 Castilian Drive, Santa Barbara, California 93117, Attn: Chief Legal Officer.
In addition to satisfying the requirements of our Bylaws, including the notice deadlines set forth above and therein, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.
Other Business
Our Board does not presently know of any other business, other than that described in this Proxy Statement, that will be presented for consideration by our stockholders at the Annual Meeting. However, if any other business is properly brought before the Annual Meeting, or at any adjournment or postponement thereof, it is intended that the shares of our Class A Common Stock and Class B Common Stock represented by proxies will be voted in respect thereof in accordance with the judgment of the persons named as proxies.
Annual Report
A COPY OF OUR 2023 ANNUAL REPORT, AS WELL AS THIS PROXY STATEMENT, HAS BEEN POSTED ON THE INTERNET, EACH OF WHICH IS ACCESSIBLE BY FOLLOWING THE INSTRUCTIONS IN THIS PROXY STATEMENT AND THE NOTICE. WE WILL PROVIDE, WITHOUT CHARGE, UPON THE WRITTEN REQUEST OF ANY STOCKHOLDER ON THE RECORD DATE (INCLUDING BENEFICIAL OWNERS HOLDING SHARES IN "STREET NAME"), A COPY OF OUR 2023 ANNUAL REPORT. STOCKHOLDERS SHOULD DIRECT SUCH REQUESTS TO APPFOLIO, INC., 70 CASTILIAN DRIVE, SANTA BARBARA, CALIFORNIA 93117, ATTN: CHIEF LEGAL OFFICER, OR BY EMAIL TO STOCKHOLDERQUESTIONS@APPFOLIO.COM.

69	2024 Proxy Statement

ANNEX A

AppFolio, Inc. 2025
Omnibus Incentive Plan

APPFOLIO, INC.
2025 OMNIBUS INCENTIVE PLAN

ARTICLE I
PURPOSE
The purpose of this AppFolio, Inc. 2025 Omnibus Incentive Plan (this “Plan”) is to promote the success of the Company’s business for the benefit of its stockholders by enabling the Company to offer Eligible Individuals cash and stock-based incentives in order to attract, retain, and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. This Plan is effective as of the date set forth in Article XIV.
Effective as of January 1, 2025 or any such earlier date following the Effective Date (as determined in the sole discretion of the Committee), this Plan supersedes and replaces the AppFolio, Inc. 2015 Stock Incentive Plan, as amended from time to time (the “Prior Plan”) in its entirety. Awards may not be granted under the Prior Plan on or following the Effective Date. Awards granted under the Prior Plan prior to the Effective Date will remain subject to the terms and conditions set forth in the Prior Plan.
ARTICLE II
DEFINITIONS
For purposes of this Plan, the following terms shall have the following meanings:
2.1     “Affiliate” means a corporation or other entity controlled by, controlling, or under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.
2.2    “Applicable Law” means the requirements relating to the administration of equity- based awards and the related shares under U.S. state corporate law, U.S. federal and state securities laws, the rules or requirements of any stock exchange or quotation system on which the shares are listed or quoted, and any other applicable laws, including tax laws, of any U.S. or non-U.S. jurisdictions where Awards are, or will be, granted under this Plan.
2.3     “Award” means any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Units, Performance Award, Other Stock-Based Award, or Cash Award. All Awards shall be evidenced by and subject to the terms of an Award Agreement.
2.4     “Award Agreement” means the written or electronic agreement, contract, certificate, or other instrument or document evidencing the terms and conditions of an individual Award. Each Award Agreement shall be subject to the terms and conditions of this Plan.
2.5     “Board” means the Board of Directors of the Company.
2.6     “Cash Award” means an Award granted to an Eligible Individual pursuant to Section 9.3 of this Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.
2.7     “Cause” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Service, the following: (a) in the case where there is no employment agreement, offer letter, consulting agreement, change in control agreement, or similar agreement in effect between the Company or any of its Subsidiaries or Affiliates and the Participant at the time of the grant of the Award (or where there is such agreement in effect but it does not define “cause” (or words of like import)), the Participant’s (i) willful, material violation of any law or regulation applicable to the business of the Company or any of its Subsidiaries or Affiliates; (ii) conviction for, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or any willful perpetration by the Participant of a common law fraud, (iii) commission of a material fiduciary breach with respect to the Company or any of its Subsidiaries or Affiliates or any other act of personal dishonesty which involves personal profit in connection with the Company or any of its Subsidiaries or Affiliates or any other entity having a business relationship with the Company or any of its Subsidiaries or Affiliates; (iv) material breach of (x) any provision of any agreement or understanding between the Company or any of its Subsidiaries or Affiliates and the Participant regarding the terms of the Participant’s Service, including, but not limited to, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an

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employee, non-employee director or consultant of the Company or any of its Subsidiaries or Affiliates (as applicable), other than as a result of having a Disability, or (y) any applicable non-competition, non-solicitation, non-hire, invention assignment or confidentiality covenant between the Participant and the Company or any of its Subsidiaries or Affiliates; (v) disregard of the policies of the Company or any of its Subsidiaries or Affiliates, including, but not limited to, any policies related to discrimination, harassment, performance of illegal or unethical activities or ethical misconduct, so as to cause loss, damage or injury to the property, reputation or employees of the Company or any of its Subsidiaries or Affiliates; or (vi) misconduct which is materially injurious to the financial condition or business reputation of or is otherwise materially injurious to the Company or any of its Subsidiaries or Affiliates; or (b) in the case where there is an employment agreement, offer letter, consulting agreement, change in control agreement, or similar agreement in effect between the Company or any of its Subsidiaries or Affiliates and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control (as defined in such agreement) actually takes place and then only with regard to a termination thereafter. The determination as to whether a Participant is being terminated for Cause will be made in good faith by the Company and will be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time.
2.8     “Class A Common Stock” means the Class A common stock, $0.0001 par value per share, of the Company.

2.9    “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. Any reference to any section of the Code shall also be a reference to any successor provision and any guidance and treasury regulation promulgated thereunder.

2.10    “Committee” means any standing committee of the Board duly authorized by the Board to administer this Plan; provided, however, that unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board who are each (a) a “non-employee director” within the meaning of Rule 16b-3(b), and (b) “independent” under the listing standards or rules of the securities exchange upon which the Common Stock is traded, but only to the extent such independence is required in order to take the action at issue pursuant to such standards or rules. If no such committee is duly authorized by the Board to administer this Plan, the term “Committee” shall be deemed to refer to the Board for all purposes under this Plan. The Board may abolish any Committee or re-vest in itself any previously delegated authority from time to time, and will retain the right to exercise the authority of the Committee to the extent consistent with Applicable Law.

2.11     “Company” means AppFolio, Inc., a Delaware corporation, and its successors by operation of law.
2.12     “Consultant” means any natural person who is an advisor or consultant or other service provider to the Company or any of its Affiliates.
2.13 “Corporate Transaction” means and includes each of the following, unless otherwise determined by the Committee in the applicable Award Agreement or other written agreement with a Participant approved by the Committee:
(a)    any Person becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this Section 2.13(a) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction;
(b)    the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;
(c)     the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation;
(d)    any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company); or

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(e)    a change in the effective control of the Company that occurs on the date that a majority of the members of the Board is replaced during any twelve (12) month period by a member of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; provided, however, that for purposes of this Section 2.13(e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction.
For purposes of this Section 2.13, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount will become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and United States Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.
2.14    “Corporation Transaction Price” means the highest price per Share paid in any transaction related to a Corporate Transaction as determined by the Committee in its discretion.
2.15    “Detrimental Conduct” means, as determined by the Company, a Participant’s serious misconduct or unethical behavior, including any of the following: (a) any violation by the Participant of a restrictive covenant agreement that the Participant has entered into with the Company or an Affiliate (covering, for example, confidentiality, non-competition, non-solicitation, non-disparagement, etc.); (b) any conduct by the Participant that could result in the Participant’s Termination of Service for Cause; (c) the commission of a criminal act by the Participant, whether or not performed in the workplace, that subjects, or if generally known would subject, the Company or an Affiliate to public ridicule or embarrassment, or other improper or intentional conduct by the Participant causing reputational harm to the Company, an Affiliate, or a client or former client of the Company or an Affiliate; (d) the Participant’s breach of a fiduciary duty owed to the Company or an Affiliate or a client or former client of the Company or an Affiliate; (e) the Participant’s intentional violation, or grossly negligent disregard, of the Company’s or an Affiliate’s policies, rules, or procedures; or (f) the Participant taking or maintaining trading positions that result in a need to restate financial results in a subsequent reporting period or that result in a significant financial loss to the Company or an Affiliate.
2.16     “Disability” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Service, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, after accounting for reasonable accommodations (if applicable and required by Applicable Law); provided, however, for purposes of an Incentive Stock Option, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined by the Committee, and the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan in which a Participant participates that is maintained by the Company or any Affiliate.
2.17    “Dividend Equivalent Rights” means a right granted to a Participant under this
Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.
2.18    “Effective Date” means the effective date of this Plan as defined in Article XIV.
2.19    “Eligible Employee” means each employee of the Company or any of its Affiliates.
2.20    “Eligible Individual” means an Eligible Employee, Non-Employee Director, or Consultant who is designated by the Committee in its discretion as eligible to receive Awards subject to the terms and conditions set forth herein.
2.21    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.
2.22    “Fair Market Value” means, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded, listed or otherwise reported or quoted or (b) if the Common Stock is not traded,

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listed, or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate, taking into account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a date on which the applicable market is open, the next day that it is open.
2.23    “Family Member” means “family member” as defined in Section A.1.(a)(5) of the general instructions of Form S-8.
2.24    “Incentive Stock Option” means any Stock Option granted to an Eligible Employee who is an employee of the Company, its Parents or its Subsidiaries under this Plan and that is intended to be, and is designated as, an “Incentive Stock Option” within the meaning of Section 422 of the Code.
2.25    “Non-Employee Director” means a director on the Board who is not an employee of the Company.
2.26    “Non-Qualified Stock Option” means any Stock Option granted under this Plan that is not an Incentive Stock Option.

2.27 “Other Stock-Based Award” means an Award granted under Article IX of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Shares, but may be settled in the form of Shares or cash.
2.28    “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.
2.29    “Participant” means an Eligible Individual to whom an Award has been granted pursuant to this Plan.
2.30    “Performance Award” means an Award granted under Article VIII of this Plan.
2.31    “Performance Goals” means goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable.
2.32    “Performance Period” means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.
2.33    “Person” means any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act.
2.34    “Prior Plan Award” means an award outstanding under the Prior Plan as of the Effective Date.
2.35    “Restricted Stock” means an Award of Shares granted under Article VII of this Plan.
2.36    “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Committee to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.
2.37    “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.
2.38    “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable treasury regulations and other official guidance thereunder.
2.39    “Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.
2.40    “Service” means service as an Eligible Employee, Non-Employee Director or Consultant to the Company or any of its Affiliates, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Eligible Employee will not be deemed to have ceased to provide Service in the case of (a) sick leave; (b) military leave or (c) any other leave of absence approved by the Company; provided, that such leave is for a period of not more than ninety (90) days (x) unless reemployment upon the expiration of such leave is guaranteed by contract or statute or (y) unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any Eligible Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension of or modification of vesting of the Award while on leave from the employ of the Company or any of its Affiliates or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting will continue for the longest period that vesting continues under any other

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statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she will be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing Services immediately prior to such leave. An employee will have terminated employment as of the date he or she ceases to provide Services (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment will not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor will not terminate the service provider’s Service, unless determined by the Committee, in its discretion. The Committee will have sole discretion to determine whether a Participant has ceased to provide Services and the effective date on which the Participant ceased to provide Services.
2.41    “Shares” means shares of the Company’s Class A Common Stock and the common stock of any successor entity.
2.42    “Stock Appreciation Right” means a stock appreciation right granted under Article VI of this Plan.
2.43    “Stock Option” or “Option” means any option to purchase Shares granted pursuant to Article VI of this Plan.
2.44    “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.
2.45    “Ten Percent Stockholder” means a Person owning stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Parent or its Subsidiaries.
2.46    “Termination of Service” means the termination of the applicable Participant’s Service.
ARTICLE III
ADMINISTRATION
3.1    Authority of the Committee. This Plan shall be administered by the Committee. Subject to the terms of this Plan and Applicable Law, the Committee shall have full authority to grant Awards to Eligible Individuals under this Plan. In particular, the Committee shall have the authority to:

(a)    determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Individuals;
(b)    determine the number of Shares to be covered by each Award granted hereunder;
(c)    determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the Shares, if any, relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);
(d)    determine the amount of cash to be covered by each Award granted hereunder;
(e)    determine whether, to what extent, and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;
(f)    determine whether and under what circumstances an Award may be settled in cash, Shares, other property, or a combination of the foregoing;
(g)    determine whether, to what extent and under what circumstances cash, Shares, or other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant;
(h)    modify, waive, amend, or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals;
(i)     determine whether a Stock Option is an Incentive Stock Option or
Non-Qualified Stock Option;

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(j)    determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of Shares acquired pursuant to the exercise or vesting of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award or Shares;
(k)    modify, extend, or renew an Award, subject to Article XI and Section 6.8(g) of this Plan; and
(l)    determine how the Disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or beneficiary may exercise rights under the Award, if applicable.

3.2    Guidelines. Subject to Article XI of this Plan, the Committee shall have the authority to adopt, alter, and repeal such administrative rules, guidelines, and practices governing this Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by Applicable Law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements or sub-plans relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may adopt special rules, sub-plans, guidelines, and provisions for persons who are residing in or employed in, or subject to, the taxes of any domestic or foreign jurisdictions to satisfy or accommodate applicable foreign laws or to qualify for preferred tax treatment of such domestic or foreign jurisdictions.
3.3    Decisions Final. Any decision, interpretation, or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding, and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors, and assigns.
3.4    Designation of Consultants/Liability; Delegation of Authority.
(a)    The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant, or agent shall be paid by the Company. The Committee, its members, and any person designated pursuant to this Section 3.4 shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by Applicable Law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.
(b)    The Committee may delegate any or all of its powers and duties under this Plan to a subcommittee of directors or to any officer of the Company, including the power to perform administrative functions (including executing agreements or other documents on behalf of the Committee) and grant Awards; provided, that such delegation does not (i) violate Applicable Law, or (ii) result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. Upon any such delegation, all references in this Plan to the “Committee,” shall be deemed to include any subcommittee or officer of the Company to whom such powers have been delegated by the Committee. Any such delegation shall not limit the right of such subcommittee members or such an officer to receive Awards; provided, however, that such subcommittee members and any such officer may not grant Awards to himself or herself, a member of the Board, or any executive officer of the Company or an Affiliate, or take any action with respect to any Award previously granted to himself or herself, a member of the Board, or any executive officer of the Company or an Affiliate. The Committee may also designate employees or professional advisors who are not executive officers of the Company or members of the Board to assist in administering this Plan, provided, however, that such individuals may not be delegated the authority to grant or modify any Awards that will, or may, be settled in Shares.
3.5    Indemnification. To the maximum extent permitted by Applicable Law and to the extent not covered by insurance directly insuring such person, each current and former officer or employee of the Company or any of its Affiliates and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer’s, employee’s, member’s, or former member’s own

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fraud or bad faith. Such indemnification shall be in addition to any right of indemnification that the current or former employee, officer or member may have under Applicable Law or under the by-laws of the Company or any of its Affiliates. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to such individual under this Plan.
ARTICLE IV
SHARE LIMITATION
4.1    Shares. The aggregate number of Shares that may be issued pursuant to this Plan shall not exceed 1,500,000 Shares (subject to any increase or decrease pursuant to this Article IV), which may be either authorized and unissued Shares or Shares held in or acquired for the treasury of the Company or both. The number of Shares that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall be subject to an annual increase on January 31 of each calendar year during the term of the Plan, equal to the lesser of (a) the total number of Shares underlying Awards granted in the immediately preceding calendar year less the sum of (x) the number of Shares subject to an Award that expired, or was canceled, forfeited or terminated and (y) the number of Shares withheld by the Company to satisfy any tax withholding obligation, in the case of each of (x) and (y), during the immediately preceding calendar year, and (b) such smaller number of Shares as is determined by the Board. The aggregate number of Shares that may be issued or used with respect to any Incentive Stock Option shall not exceed 1,500,000 Shares (subject to any increase or decrease pursuant to Section 4.1). Any Award under this Plan settled in cash shall not be counted against the foregoing maximum share limitations. Notwithstanding anything to the contrary contained herein, Shares subject to an Award under this Plan or a Prior Plan Award shall again be made available for issuance or delivery under this Plan if such Shares are (i) Shares delivered, withheld or surrendered in payment of the exercise or purchase price of an Award, (ii) Shares delivered, withheld, or surrendered to satisfy any tax withholding obligation or (iii) Shares subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of Shares to which the Award related.
4.2    Substitute Awards. In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Committee may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate (“Substitute Awards”). Substitute Awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on Awards in this Plan. Substitute Awards will not count against the Shares authorized for grant under this Plan (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under this Plan as provided under Section 4.1 above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under this Plan, as set forth in Section 4.1 above. Additionally, in the event that a Person acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grants pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under this Plan and shall not reduce the Shares authorized for grant under this Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under this Plan as provided under Section 4.1 above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Eligible Employees or Non-Employee Directors prior to such acquisition or combination.
4.3    Adjustments.
(a)    The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, or preferred or prior preference stock ahead of or affecting the Shares, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate, or (vi) any other corporate act or proceeding.

(b)    Subject to the provisions of Section 10.1:

(i)     If the Company at any time subdivides(by any split, recapitalization or otherwise) the outstanding Shares into a greater number of Shares, or combines (by reverse split, combination, or otherwise) its outstanding Shares into a lesser number of Shares, then the respective exercise prices for outstanding Awards that provide

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for a Participant-elected exercise and the number of Shares covered by outstanding Awards shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under this Plan; provided, that the Committee in its sole discretion shall determine whether an adjustment is appropriate.

(ii)    Excepting transactions covered by Section 4.3(b)(i), if the Company effects any merger, consolidation, statutory exchange, spin-off, reorganization, sale or transfer of all or substantially all the Company’s assets or business, or other corporate event in such a manner that the Company’s outstanding Shares are converted into the right to receive (or the holders of Common Stock are entitled to receive in exchange therefor), either immediately or upon liquidation of the Company, securities or other property of the Company or other entity, then, subject to the provisions of Section 10.1, (A) the aggregate number or kind of securities that thereafter may be issued under this Plan, (B) the number or kind of securities or other property (including cash) to be issued pursuant to Awards granted under this Plan (including as a result of the assumption of this Plan and the obligations hereunder by a successor entity, as applicable), or (C) the exercise or purchase price thereof, shall be appropriately adjusted by the Committee to prevent dilution or enlargement of the rights granted to, or available for, Participants under this Plan.

(iii)    If there shall occur any change in the capital structure of the Company other than those covered by Section 4.3(b)(i) or 4.3(b)(ii), any conversion, any adjustment, or any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of equity securities of the Company, then the Committee shall adjust any Award and make such other adjustments to this Plan to prevent dilution or enlargement of the rights granted to, or available for, Participants under this Plan.
(iv)    In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the Share price, including any securities offering or other similar transaction, for administrative convenience, the Committee may refuse to permit the exercise of any Award for up to sixty (60) days before or after such transaction.

(v)    The Committee may adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis, or other Company public filing.
(vi)    Any such adjustment determined by the Committee pursuant to this Section 4.3(b) shall be final, binding, and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors, and permitted assigns. Any adjustment to, or assumption or substitution of, an Award under this Section 4.3(b) shall be intended to comply with the requirements of Section 409A of the Code and Treasury Regulation §1.424-1 (and any amendments thereto), to the extent applicable. Except as expressly provided in this Section 4.3 or in the applicable Award Agreement, a Participant shall have no additional rights under this Plan by reason of any transaction or event described in this Section 4.3.

4.4     Annual Limit on Non-Employee Director Compensation. In each calendar year during any part of which this Plan is in effect, a Non-Employee Director may not receive Awards for such individual’s service on the Board that, taken together with any cash fees paid to such Non-Employee Director during such calendar year for such individual’s service on the Board, have a value in excess of $750,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided, that (a) the Committee may make exceptions to this limit, except that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous decisions involving compensation for Non-Employee Directors and (b) for any calendar year in which a Non-Employee Director (i) first commences service on the Board, (ii) serves on a special committee of the Board, or (iii) serves as lead director or non-executive chair of the Board, such limit shall be increased to $1,000,000; provided, further, that the limit set forth in this Section 4.4 shall be applied without regard to Awards or other compensation, if any, provided to a Non-Employee Director during any period in which such individual was an employee of the Company or any Affiliate or was otherwise providing services to the Company or to any Affiliate other than in the capacity as a Non-Employee Director.

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ARTICLE VI
STOCK OPTIONS; STOCK APPRECIATION RIGHTS
6.1    General. Stock Options or Stock Appreciation Rights may be granted alone or in addition to other Awards granted under this Plan Each Stock Option granted under this Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option. Stock Options and Stock Appreciation Rights granted under this Plan shall be evidenced by an Award Agreement and subject to the terms, conditions and limitations in this Plan, including any limitations applicable to Incentive Stock Options.

6.2    Grants. The Committee shall have the authority to grant to any Eligible Individual one or more Incentive Stock Options, Non-Qualified Stock Options, and/or Stock Appreciation Rights; provided, however, that Incentive Stock Options may only be granted to an Eligible Employee who is an employee of the Company, its Parents or its Subsidiaries. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option.

6.3 Exercise Price. The exercise price per Share subject to a Stock Option or Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option or Stock Appreciation Right shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value at the time of grant. Notwithstanding the foregoing, in the case of a Stock Option or Stock Appreciation Right that is a Substitute Award, the exercise price per Share for such Stock Option or Stock Appreciation Right may be less than the Fair Market Value on the date of grant; provided, that, such exercise price is determined in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.

6.4 Term. The term of each Stock Option or Stock Appreciation Right shall be fixed by the Committee, provided that no Stock Option or Stock Appreciation Right shall be exercisable more than ten (10) years (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, five (5) years) after the date on which the Stock Option or Stock Appreciation Right, as applicable, is granted.

6.5 Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 6.5, Stock Options and Stock Appreciation Rights granted under this Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability upon the occurrence of a specified event. Unless otherwise determined by the Committee, if the exercise of a Non-Qualified Stock Option or Stock Appreciation Right within the permitted time periods is prohibited because such exercise would violate the registration requirements under the Securities Act or any other Applicable Law or the rules of any securities exchange or interdealer quotation system, the Company’s insider trading policy (including any blackout periods) or a “lock-up” agreement entered into in connection with the issuance of securities by the Company, then the expiration of such Non-Qualified Stock Option or Stock Appreciation Right shall be extended until the date that is thirty (30) days after the end of the period during which the exercise of the Non-Qualified Stock Option or Stock Appreciation Right would be in violation of such registration requirement or other Applicable Law or rules, blackout period or lock-up agreement, as determined by the Committee; provided, however, that in no event shall any such extension result in any Non-Qualified Stock Option or Stock Appreciation Right remaining exercisable after the ten (10)-year term of the applicable NonQualified Stock Option or Stock Appreciation Right.

6.6    Method of Exercise. Subject to any applicable waiting period or exercisability provisions under Section 6.5, to the extent vested, Stock Options and Stock Appreciation Rights may be exercised in whole or in part at any time during the term of the applicable Stock Option or Stock Appreciation Right, by giving written notice of exercise (which may be electronic) to the Company specifying the number of Stock Options or Stock Appreciation Rights, as applicable, being exercised. Such notice shall be accompanied by payment in full of the exercise price (which shall equal the product of such number of Shares to be purchased multiplied by the applicable exercise price). The exercise price for the Stock Options may be paid upon such terms and conditions as shall be established by the Committee and set forth in the applicable Award Agreement. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options pursuant to which the Company may withhold a number of Shares that otherwise would be issued to the Participant in connection with the exercise of the Stock Option having a Fair Market Value on the date of exercise equal to the exercise price, or that permit the Participant to deliver cash or Shares with a Fair Market Value equal to the exercise price on the date of payment, or through a simultaneous sale through a broker of Shares acquired on exercise, all as permitted by Applicable

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Law. No Shares shall be issued until payment therefor, as provided herein, has been made or provided for. Upon the exercise of a Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Shares (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one (1) Share on the date that the right is exercised over the Fair Market Value of one (1) Share on the date that the right was awarded to the Participant.
6.7    Non-Transferability. No Stock Option or Stock Appreciation Right shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options and Stock Appreciation Rights shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not transferable pursuant to this Section 6.7 is transferable to a Family Member of the Participant in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is transferred to a Family Member pursuant to the preceding sentence (a) may not be subsequently transferred other than by will or by the laws of descent and distribution and (b) remains subject to the terms of this Plan and the applicable Award Agreement. Any Shares acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award Agreement.
6.8 Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the provisions of the applicable Award Agreement and this Plan, upon a Participant’s Termination of Service for any reason, Stock Appreciation Rights may remain exercisable following a Participant’s Termination of Service as follows:
(a)    Termination by Death or Disability. Unless otherwise provided in the applicable Award Agreement, or otherwise determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Service is by reason of death or Disability, all Stock Options and Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Service may be exercised by the Participant (or in the case of the Participant’s death, by the legal representative of the Participant’s estate) at any time within a period of one (1) year from the date of such Termination of Service, but in no event beyond the expiration of the stated term of such Stock Options and Stock Appreciation Rights; provided, however, that, in the event of a Participant’s Termination of Service by reason of Disability, if the Participant dies within such exercise period, all unexercised Stock Options and Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options and/or Stock Appreciation Rights.
(b)    Involuntary Termination Without Cause. Unless otherwise provided in the applicable Award Agreement or otherwise determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Service is by involuntary termination by the Company without Cause, all Stock Options and Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Service may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination of Service, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.
(c)    Voluntary Resignation. Unless otherwise provided in the applicable Award Agreement or otherwise determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Service is voluntary (other than a voluntary termination described in Section 6.8(d) hereof), all Stock Options and Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Service may be exercised by the Participant at any time within a period of thirty (30) days from the date of such Termination of Service, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.
(d)    Termination for Cause. Unless otherwise provided in the applicable Award Agreement or determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Service (i) is for Cause or (ii) is a voluntary Termination of Service (as provided in Section 6.8(c)) after the occurrence of an event that would be grounds for a Termination of Service for Cause, all Stock Options and Stock Appreciation Rights, whether vested or not vested, that are held by such Participant shall thereupon immediately terminate and expire as of the date of such Termination of Service.

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(e)    Unvested Stock Options and Stock Appreciation Rights. Unless otherwise provided in the applicable Award Agreement or determined by the Committee at the time of grant or, if no rights of the Participant are reduced, thereafter, Stock Options and Stock Appreciation Rights that are not vested as of the date of a Participant’s Termination of Service for any reason shall terminate and expire as of the date of such Termination of Service.
(f)    Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Parent or any Subsidiary exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Parent or any Subsidiary at all times from the time an Incentive Stock Option is granted until three (3) months prior to the date of exercise thereof (or such other period as required by Applicable Law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.
(g)    Modification, Extension and Renewal of Stock Options. The Committee may (i) modify, extend, or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without such Participant’s consent and provided, further that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).

6.9    Automatic Exercise. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Non-Qualified Stock Option or Stock Appreciation Right on a cashless basis on the last day of the term of such Option or Stock Appreciation Right if the Participant has failed to exercise the Non-Qualified Stock Option or Stock Appreciation Right as of such date, with respect to which the Fair Market Value of the Shares underlying the Non-Qualified Stock Option or Stock Appreciation Right exceeds the exercise price of such Non-Qualified Stock Option or Stock Appreciation Right on the date of expiration of such Option or Stock Appreciation Right, subject to Section 13.4.

6.10    Dividends. No dividend or Dividend Equivalent Rights shall be granted with respect to Stock Options or Stock Appreciation Rights.

6.11    Other Terms and Conditions. As the Committee shall deem appropriate, Stock Options and Stock Appreciation Rights may be subject to additional terms and conditions or other provisions, which shall not be inconsistent with any of the terms of this Plan.
ARTICLE VII
RESTRICTED STOCK; RESTRICTED STOCK UNITS
7.1    Awards of Restricted Stock and Restricted Stock Units. Shares of Restricted Stock and Restricted Stock Units may be granted alone or in addition to other Awards granted under this Plan. The Committee shall determine the Eligible Individuals to whom, and the time or times at which, grants of Restricted Stock and/or Restricted Stock Units shall be made, the number of shares of Restricted Stock or Restricted Stock Units to be awarded, the price (if any) to be paid by the Participant (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee shall determine and set forth in the Award Agreement the terms and conditions for each Award of Restricted Stock and Restricted Stock Units, subject to the conditions and limitations contained in this Plan, including any vesting or forfeiture conditions.
The Committee may condition the grant or vesting of Restricted Stock and Restricted Stock Units upon the attainment of specified Performance Goals or such other factor as the Committee may determine in its sole discretion.
7.2    Awards and Certificates. Restricted Stock and Restricted Stock Units granted under this Plan shall be evidenced by an Award Agreement and subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

(a)    Restricted Stock.

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(i)    Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. The purchase price for shares of Restricted Stock may be zero to the extent permitted by Applicable Law, and, to the extent not so permitted, such purchase price may not be less than par value.
(ii)    Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the Company’s transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by Applicable Law, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.
(iii)    Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Award of Restricted Stock in the event that such Award is forfeited in whole or part.
(iv)    Rights as a Stockholder. Except as provided in Section 7.3(a) and this Section 7.2(a) or as otherwise determined by the Committee in an Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of Shares, including, without limitation, the right to receive dividends, the right to vote such shares, and,subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares; provided that the Award Agreement shall specify on what terms and conditions the applicable Participant shall be entitled to dividends payable on the Shares. Any dividends payable with respect to an Award of Restricted Stock shall be payable to the Participant only if, when and to the extent such underlying Award vests. The dividends payable with respect to Awards of Restricted Stock that do not vest shall be forfeited.

(v)    Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such Shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by Applicable Law or other limitations imposed by the Committee.

(b) Restricted Stock Units.

(i)    Settlement. The Committee may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practical after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A of the Code.

(ii)    Rights as a Stockholder. A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until Shares are delivered in settlement of the Restricted Stock Units.

(iii) Dividend Equivalent Rights. If the Committee so provides, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalent Rights. Any Dividend Equivalent Rights granted with respect to an Award shall be payable to the Participant only if, when and to the extent such underlying Award vests. The Dividend Equivalent Rights granted with respect to Awards that do not vest shall be forfeited.

7.3    Restrictions and Conditions.
(a)    Restriction Period.

(i)    The Participant shall not be permitted to transfer shares of Restricted Stock awarded under this Plan or vest in Restricted Stock Units during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the applicable Award Agreement and such agreement shall set forth a vesting schedule and any event that would accelerate vesting of the Restricted Stock and/or Restricted Stock Units. Within these limits, based on service, attainment of Performance Goals pursuant to Section 7.3(a)(i), and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Award of

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Restricted Stock or Restricted Stock Units and/or waive the deferral limitations for all or any part of any Award of Restricted Stock or Restricted Stock Units.

(ii)    If the grant of shares of Restricted Stock or Restricted Stock Units or the lapse of restrictions or vesting schedule is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage applicable to each Participant or class of Participants in the applicable Award Agreement prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate events (including, without limitation, dispositions and acquisitions), and other similar types of events or circumstances.

(b)    Termination. Unless otherwise provided in the applicable Award Agreement or determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, upon a Participant’s Termination of Service for any reason during the relevant Restriction Period, all Restricted Stock or Restricted Stock Units still subject to restriction will be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.
ARTICLE VIII
PERFORMANCE AWARDS
8.1    The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Goals either alone or in addition to other Awards granted under this Plan. The Performance Goals to be achieved during the Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The conditions for grant or vesting and the other provisions of Performance Awards (including, without limitation, any applicable Performance Goals) need not be the same with respect to each Participant. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee as set forth in the applicable Award Agreement. If the Committee so provides, a grant of a Performance Award may provide a Participant with the right to receive dividends or Dividend Equivalent Rights; provided that any dividends or Dividend Equivalent Rights credited with respect to a Performance Award shall be subject to the same restrictions on transferability and forfeitability to the same extent as the Performance Award and subject to other terms and conditions as set forth in the Award Agreement. Any dividends or Dividend Equivalent Rights granted with respect to an Award shall be payable to the Participant only if, when and to the extent such underlying Award vests. The Dividend Equivalent Rights granted with respect to Awards that do not vest shall be forfeited.
ARTICLE IX
OTHER STOCK-BASED AND CASH AWARDS
9.1    Other Stock-Based Awards. The Committee is authorized to grant to Eligible Individuals Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, including but not limited to, Shares awarded purely as a bonus and not subject to restrictions or conditions, Shares in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company, stock equivalent units, and Awards valued by reference to the book value of Shares. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under this Plan.

Subject to the provisions of this Plan, the Committee shall have authority to determine the Eligible Individuals, to whom, and the time or times at which,such Other Stock-Based Awards shall be made, the number of Shares to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Shares under such Awards upon the completion of a specified Performance Period. The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion.

9.2    Terms and Conditions. Other Stock-Based Awards made pursuant to this Article IX shall be evidenced by an Award Agreement and subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

(a)    Non-Transferability. Subject to the applicable provisions of the Award Agreement and this Plan, Shares subject to Other Stock-Based Awards may not be transferred prior to the date on which the Shares are issued or, if later, the date on which any applicable restriction, performance, or deferral period lapses.

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(b)    Dividends. Unless otherwise determined by the Committee at the time of the grant of an Other Stock-Based Award, subject to the provisions of the Award Agreement and this Plan, the recipient of an Other Stock-Based Award shall not be entitled to receive, currently or on a deferred basis, dividends or Dividend Equivalent Rights in respect of the number of Shares covered by the Other Stock-Based Award.

(c)    Vesting. Any Other Stock-Based Award and any Shares covered by any such Other Stock-Based Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

(d)    Price. Shares under this Article IX may be issued for no cash consideration. Shares purchased pursuant to a purchase right awarded pursuant to an Other Stock-Based Award shall be priced, as determined by the Committee in its sole discretion.

9.3    Cash Awards. The Committee may from time to time grant Cash Awards to Eligible Individuals in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by Applicable Law, as it shall determine in its sole discretion. Cash Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time in its sole discretion. The grant of a Cash Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.
ARTICLE X
CORPORATE TRANSACTION PROVISIONS
10.1    Benefits. In the event of a Corporate Transaction of the Company, and except as otherwise provided by the Committee in an Award Agreement or any applicable employment agreement, offer letter, consulting agreement, change in control agreement, or similar agreement in effect between the Company or an Affiliate and the Participant, a Participant’s unvested Awards shall not vest automatically and a Participant’s Awards shall be treated in accordance with one or more of the following methods as determined by the Committee:

(a)    Awards, whether or not then vested, shall be continued, be assumed, or have new rights substituted therefor, as determined by the Committee in a manner consistent with the requirements of Section 409A of the Code, and restrictions to which shares of Restricted Stock or any other Award granted prior to the Corporate Transaction are subject shall not lapse upon a Corporate Transaction and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Shares on such terms as determined by the Committee; provided that the Committee may decide to award additional Restricted Stock or other Awards in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).

(b)    The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company for an amount of cash equal to the excess (if any) of the Corporate Transaction Price of the Shares covered by such Awards, over the aggregate exercise price of such Awards; provided, however, that if the exercise price of an Option or Stock Appreciation Right exceeds the Corporate Transaction Price, such Award may be cancelled for no consideration.

(c)    The Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant-elected exercise, effective as of the date of the Corporate Transaction, by delivering notice of termination to each Participant at least twenty (20) days prior to the date of consummation of the Corporate Transaction, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Corporate Transaction, each such Participant shall have the right to exercise in full all of such Participant’s Awards that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award Agreements), but any such exercise shall be contingent on the occurrence of the Corporate Transaction, and, provided that, if the Corporate Transaction does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

(d)    Notwithstanding any other provision herein to the contrary, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.

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ARTICLE XI
TERMINATION OR AMENDMENT OF PLAN
Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any Applicable Law), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by Applicable Law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension, or termination may not be materially impaired without the consent of such Participant and, provided, further, that without the approval of the holders of the Shares entitled to vote in accordance with Applicable Law, no amendment may be made that would (a) increase the aggregate number of Shares that may be issued under this Plan (except by operation of Section 4.1); or (b) change the classification of individuals eligible to receive Awards under this Plan. Notwithstanding anything herein to the contrary, the Board or the Committee may amend this Plan or any Award Agreement at any time without a Participant’s consent to comply with Applicable Law, including Section 409A of the Code. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall materially impair the rights of any Participant without the Participant’s consent.
ARTICLE XII
UNFUNDED STATUS OF PLAN
This Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which is not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Company.
ARTICLE XIII
GENERAL PROVISIONS
13.1    Lock-Up; Legend. The Committee may require each person receiving Shares pursuant to a Stock Option or other Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the Shares without a view to distribution thereof. The Company may, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during any period determined by the underwriter or the Company. In addition to any legend required by this Plan, the certificates for such Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, and any Applicable Law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If the Shares are held in book-entry form, then the book-entry will indicate any restrictions on such Shares.

13.2    Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

13.3    No Right to Employment/Directorship/Consultancy. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee, Consultant or NonEmployee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or NonEmployee Director is retained to terminate such employment, consultancy, or directorship at any time.

13.4    Withholding of Taxes. A Participant shall be required to pay to the Company or one of its Affiliates, as applicable, or make arrangements satisfactory to the Company regarding the payment of, any income tax,social insurance contribution or other applicable taxes that are required to be withheld in respect of an Award. The Committee may (but is not obligated to), in its sole discretion, permit or require a Participant to satisfy all or any portion of the applicable taxes that are required to be withheld with respect to an Award by (a) the delivery of Shares(which are not subject to any pledge or other

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security interest) that have been both held by the Participant and vested for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under applicable accounting standards) having an aggregate Fair Market Value equal to such withholding liability (or portion thereof); (b) having the Company withhold from the Shares otherwise issuable or deliverable to, or that would otherwise be retained by, the Participant upon the grant, exercise, vesting, or settlement of the Award, as applicable, a number of Shares with an aggregate Fair Market Value equal to the amount of such withholding liability; or (c) by any other means specified in the applicable Award Agreement or otherwise determined by the Committee.

13.5    Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan. The Committee shall determine whether cash, additional Awards, or other securities or property shall be used or paid in lieu of fractional Shares or whether any fractional shares should be rounded, forfeited, or otherwise eliminated.

13.6    No Assignment of Benefits. No Award or other benefit payable under this Plan shall, except as otherwise specifically provided in this Plan or under Applicable Law or permitted by the Committee, be transferable in any manner, and any attempt to transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

13.7    Clawbacks; Detrimental Conduct.

(a)    Clawbacks. All awards, amounts, or benefits received or outstanding under this Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with any Company clawback or similar policy or any Applicable Law related to such actions. A Participant’s acceptance of an Award will constitute the Participant’s acknowledgement of and consent to the Company’s application, implementation, and enforcement of any applicable Company clawback or similar policy that may apply to the Participant, whether adopted before or after the Effective Date, and any Applicable Law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Participant’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or Applicable Law, without further consideration or action.
(b)    Detrimental Conduct. Except as otherwise determined by the Committee, notwithstanding any other term or condition of this Plan, if a Participant engages in Detrimental Conduct, whether during or after the Participant’s service, in addition to any other penalties or restrictions that may apply under this Plan, Applicable Law or otherwise, the Participant must forfeit or pay to the Company the following:

(i)    any and all outstanding Awards granted to the Participant, including Awards that have become vested or exercisable;

(ii)    any cash or Shares received by the Participant in connection with this Plan within the eighteen (18)-month period immediately before the date the Company determines the Participant has engaged in Detrimental Conduct; and

(iii) the profit realized by the Participant from the sale, or other disposition for consideration, of any Shares received by the Participant under this Plan within the 36-month period immediately before the date the Company determines the Participant has engaged in Detrimental Conduct.

Nothing contained in this Plan shall be interpreted to limit, restrict or in any way affect any Participant’s right to (x) communicate with any governmental agency or entity or regulatory or any law enforcement authority or make other disclosures under the whistleblower provisions of any Applicable Law, rule or regulation; or (y)seek or receive any monetary damages, awards or other relief in connection with protected whistleblower activity.
13.8    Listing and Other Conditions.
(a)    Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of Shares pursuant to an Award shall be conditioned upon such Shares being listed on such exchange or system. The Company shall have no obligation to issue such Shares unless and until such Shares are so listed, and the right to exercise any Option or other Award with respect to such Shares shall be suspended until such listing has been effected.

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(b)    If at any time counsel to the Company advises the Company that any sale or delivery of Shares pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under Applicable Law, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to Shares or Awards, and the right to exercise any Option or other Award shall be suspended until, based on the advice of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c)    Upon termination of any period of suspension under this Section 13.8, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to Shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)    A Participant shall be required to supply the Company with certificates, representations, and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent, or approval that the Company deems necessary or appropriate.

13.9    Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

13.10    Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

13.11    Other Benefits. No Award granted or paid out under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates or affect any benefit or compensation under any other plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

13.12    Costs. The Company shall bear all expenses associated with administering this Plan, including expenses of issuing Shares pursuant to Awards hereunder.

13.13    No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

13.14    Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of this Plan.

13.15    Section 16(b) of the Exchange Act. It is the intent of the Company that this Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of this Plan would conflict with the intent expressed in this Section 13.15, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

13.16    Deferral of Awards. The Committee may establish one or more programs under this Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of Shares or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules, and procedures that the Committee deems advisable for the administration of any such deferral program.

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13.17    Section 409A of the Code. This Plan and Awards are intended to comply with or be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed, and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code.Notwithstanding anything herein to the contrary, any provision in this Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with or be exempt from Section 409A of the Code and, to the extent such provision cannot be amended to comply therewith or be exempt therefrom, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under this Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Notwithstanding any contrary provision in this Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under this Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period.

13.18    Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 13.18 by and among, as applicable, the Company and its Affiliates, for the exclusive purpose of implementing, administering, and managing this Plan and Awards and the Participant’s participation in this Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Common Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage this Plan and Awards and the Participant’s participation in this Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in this Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

13.19    Successor and Assigns. This Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator, or trustee of such estate.

13.20    Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

13.21    Headings and Captions. The headings and captions herein are provided for reference and convenience only,shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

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ARTICLE XIV
EFFECTIVE DATE OF PLAN
This Plan shall become effective on June 14, 2024, subject to approval of this Plan (i) by the Board on or prior to such date, and (ii) by the Company’s stockholders on such date (and in any event within twelve (12) months of the date this Plan is adopted by the Board), in accordance with the requirements of the laws of the State of Delaware. If this Plan is not approved by the Company’s stockholders, this Plan will not become effective and no Awards will be granted under this Plan and the Prior Plan will continue in full force and effect in accordance with its terms.
ARTICLE XV
TERM OF PLAN
No Award shall be granted pursuant to this Plan on or after the tenth (10th) anniversary of the earlier of the date that this Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth (10th) anniversary may extend beyond that date.

* * * * *

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appfolio

ANNEX B

Appfolio, Inc. 2025
Employee Stock Purchase Plan

APPFOLIO, INC.
2025 EMPLOYEE STOCK PURCHASE PLAN
As adopted by the Board of Directors on January 24, 2024.
ARTICLE 1
PURPOSE; TERM
1.1     Purpose. The purposes of the Plan are to (a) enhance the Company’s ability to attract and retain the services of Eligible Employees upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and (b) provide additional incentives to Eligible Employees to devote their effort and skill to the advancement of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company. This Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code.

1.2    Term. Unless earlier terminated as provided herein, the Plan will be effective on the Effective Date and will terminate 10 years from the Effective Date.

ARTICLE 2
DEFINITIONS AND CONSTRUCTION
For purposes of the Plan, terms not otherwise defined herein shall have the meanings indicated below:

2.1    “Administrator” means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.
2.2    “Agent” means the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.
2.3    “Board” means the Board of Directors of the Company.
2.4    “Change in Control” means and includes each of the following, unless otherwise determined by the Committee:

(a)    any Person (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company), becoming the beneficial owner (as defined in Rule 13d 3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities, excluding for purposes herein, acquisitions pursuant to a Business Combination (as defined below) that does not constitute a Change in Control as defined in Section 2.4(b);
(b)    a merger, reorganization, or consolidation of the Company or in which equity securities of the Company are issued (each, a “Business Combination”), other than a merger, reorganization or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its direct or indirect parent) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity (or, as applicable, a direct or indirect parent of the Company or such surviving entity) outstanding immediately after such merger, reorganization or consolidation; provided, however, that a merger, reorganization or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than those covered by the exceptions in Section 2.4(a)) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control;
(c)    during the period of two (2) consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a Person who has entered into an

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agreement with the Company to effect a transaction described in Sections 2.4(a) or (b)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two (2) year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(d)    a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a Person or Persons who beneficially own, directly or indirectly, fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.
Notwithstanding the foregoing, with respect to any payment hereunder that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under this Plan for purposes of such payment unless such event is also a “change in ownership,” a “change in effective control,” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.
2.5    “Class A Common Stock” means the Class A Common Stock, par value $0.0001 per share, of the Company and such other securities of the Company that may be substituted for Class A Common Stock pursuant to Article 8.
2.6    “Code” means the Internal Revenue Code of 1986, as amended from time to time, together with the treasury regulations and official guidance promulgated thereunder.
2.7    “Committee” means the Compensation Committee of the Board or a committee of two or more members of the Board appointed to administer the Plan as set forth in Section 11.1.
2.8    “Company” means AppFolio, Inc., a Delaware corporation.
2.9    “Compensation” of an Eligible Employee means the base compensation received by such Eligible Employee as compensation for services to the Company or any Related Corporation during the relevant period, excluding incentive or performance-based compensation (whether issued in the form of cash or equity), bonuses, overtime payments, sales commissions, travel and business expense reimbursements, fringe benefits, perquisites and other similar payments. Such Compensation shall be calculated before deduction of any income or employment tax withholdings, but shall be withheld from the Eligible Employee’s net income.
2.10    “Effective Date” means June 14, 2024, subject to approval of this Plan (i) by the Board on or prior to such date, and (ii) by the Company’s stockholders on such date (and in any event within twelve (12) months of the date this Plan is adopted by the Board), in accordance with the requirements of the laws of the State of Delaware.
2.11    “Eligible Employee” means:
(a)     an Employee of the Company or any Related Corporation who would not, immediately after any rights under this Plan are granted, own (directly or through attribution) or be deemed to own for purposes of Section 423(b)(3) of the Code, five percent (5%) or more of the total combined voting power or value of all classes of capital stock of the Company or any Related Corporation. For purposes of the foregoing, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock that an Employee may purchase under outstanding options shall be treated as stock owned by the Employee.

(b)    Notwithstanding the foregoing, the Administrator may, in its sole discretion, determine that an Employee of the Company or any Related Corporations shall not be eligible to participate in an Offering Period if: (i) such Employee is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code or is a “highly compensated employee” (A) with compensation above a specified level, (B) who is an officer of the Company or any Related Corporation thereof or (C) who is subject to the disclosure requirements of Section 16(a) of the Exchange Act; (ii) such Employee has not met a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two (2) years); (iii) such Employee’s customary employment is for twenty (20) hours per week or less; (iv) such Employee’s customary employment is for less than five (5) months in any calendar year; and/or (v) such Employee is a citizen or resident of a foreign jurisdiction and the grant of a right to purchase Shares under this Plan to such Employee would be prohibited under the laws of such foreign jurisdiction or the grant of a right to purchase Shares under this Plan to such Employee in compliance with the laws of such foreign jurisdiction would cause this Plan to violate the requirements of Section 423 of the Code, as determined by the Administrator in its sole discretion; provided, further, that any exclusion in clauses (i), (ii), (iii), (iv) or (v) of this Section shall be applied in an identical manner under each Offering Period to all Employees of the Company or any Related Corporation, in accordance with Treasury Regulation Section 1.423-2(e).

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2.12    “Employee” means any person who renders services to the Company or any Related Corporation as an employee within the meaning of Section 3401(c) of the Code. “Employee” shall not include any director of the Company or any Related Corporation who does not render services to the Company or any Related Corporation as an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months or such other period specified in Treasury Regulation Section 1.421-1(h)(2), and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period or such other period specified in Treasury Regulation Section 1.421-1(h)(2).
2.13    “Enrollment Date” means the first Trading Day of each Offering Period.
2.14    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.
2.15    “Fair Market Value” on any given date means the value of one share of Class A Common Stock, determined as follows:
(a)    If the Class A Common Stock is then listed or admitted for trading on The NASDAQ Stock Market or another stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on The NASDAQ Stock Market or principal stock exchange on which the Class A Common Stock is then listed or admitted for trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Class A Common Stock on The NASDAQ Stock Market or such exchange on the last preceding day on which a closing sale price is reported.
(b)    If the Class A Common Stock is not then listed or admitted for trading on The NASDAQ Stock Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Class A Common Stock in the over-the-counter market on the date of valuation.
(c)    If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation in a manner consistent with the valuation principles under Section 409A of the Code, which determination shall be conclusive and binding on all interested parties.

2.16    “Offering Period” means the periods of approximately six months during which an option granted pursuant to the Plan may be exercised, (i) commencing on the first Trading Day on or after June 1st of each year and terminating on the first Trading Day on or following November 30th, approximately six months later, and (ii) commencing on the first Trading Day on or after December 1st of each year and terminating on the first Trading Day on or following May 30th, approximately six months later. The duration and timing of Offering Periods may be changed pursuant to Article 4 and Article 9. In no event may an Offering Period exceed twenty-seven (27) months.
2.17    “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.18     “Participant” means any Eligible Employee who has executed a subscription agreement and been granted rights to purchase Class A Common Stock pursuant to the Plan.

2.19    “Person” means any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

2.20    “Plan” means this AppFolio, Inc. 2025 Employee Stock Purchase Plan.
2.21    “Purchase Date” means the last Trading Day of each Offering Period.
2.22    “Purchase Price” means, with respect to a particular Offering Period, an amount equal to eighty-five percent (85%) of the Fair Market Value of a Share on the applicable Purchase Date; provided, however, that the Purchase

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Price for subsequent Offering Periods may be determined by the Administrator in its sole discretion subject to compliance with Section 423 of the Code (or any successor provision, or any other applicable law, regulation or stock exchange listing standard) or pursuant to Article 9 (provided that in no event shall the Purchase Price per Share be less than the par value per Share).
2.23    “Related Corporation” means any Parent or Subsidiary of the Company (to the extent established in the future).

2.24    “Securities Act” means the Securities Act of 1933, as amended from time to time. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.
2.25    “Share” means a share of Class A Common Stock.
2.26    “Subsidiary” means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that a limited liability company or partnership may be treated as a Subsidiary to the extent either (a) such entity is treated as a disregarded entity under Treasury Regulation Section 301.7701-3(a) by reason of the Company or any other Subsidiary that is a corporation being the sole owner of such entity, or (b) such entity elects to be classified as a corporation under Treasury Regulation Section 301.7701-3(a) and such entity would otherwise qualify as a Subsidiary.
2.27    “Trading Day” means a day on which The NASDAQ Stock Market or principal stock exchange on which the Class A Common Stock is then listed or admitted for trading is open for trading or, if the Class A Common Stock is not listed on a securities exchange, means a business day, as determined by the Administrator in good faith.

ARTICLE 3
SHARES SUBJECT TO THE PLAN
3.1    Number of Shares. Subject to Article 8, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan shall be 1,250,000 Shares. In addition, commencing on January 31, 2026 and on each January 31st thereafter during the term of the Plan, the number of Shares reserved and available for issuance under the Plan shall be increased by the lesser of (a) the number of Shares issued or transferred pursuant to rights granted under the Plan during the preceding calendar year; (b) such lesser number of Shares as determined by the Administrator; or (c) 1,250,000 Shares. If any right granted under the Plan shall for any reason terminate without having been exercised, the Class A Common Stock not purchased under such right shall again become available for the Plan.
3.2    Shares Distributed. The Shares available for issuance under the Plan may be authorized but unissued Shares, Shares held in treasury, or Shares reacquired by the Company.

ARTICLE 4
OFFERING PERIODS
4.1    Offering Periods. The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after June 1st and December 1st each year, or on such other date as the Administrator will determine. The Administrator will have the authority to change the commencement date and duration of Offering Periods with respect to future offerings.

ARTICLE 5
ELIGIBILITY AND PARTICIPATION
5.1    Eligibility. Any Eligible Employee who shall be employed by the Company or any Related Corporation on the day immediately preceding a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this Article 5 and the limitations imposed by Section 423(b) of the Code.

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5.2    Enrollment in Plan.
(a)    An Eligible Employee may become a Participant in the Plan for an Offering Period by delivering a subscription agreement to the Company in such form as the Administrator requires and by such time prior to the Enrollment Date for such Offering Period as is designated by the Administrator.
(b)    Each such agreement shall designate a whole percentage of such Eligible Employee’s Compensation to be withheld by the Company and any Related Corporation on each payday during the Offering Period as payroll deductions under the Plan. An Eligible Employee may designate any whole percentage of Compensation that is not less than one percent (1%) and not more than the maximum percentage specified by the Administrator (which percentage shall be ten percent (10%) in the absence of any such designation) as payroll deductions. The payroll deductions made for each Participant shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company in a manner consistent with Section 12.5.
(c)    A Participant may increase or decrease the percentage of Compensation designated in his or her subscription agreement at any time during an Offering Period; provided, however, that the Administrator may limit the number of changes a Participant may make to his or her payroll deduction elections during each Offering Period (and in the absence of any specific designation by the Administrator, a Participant shall be allowed one change to his or her payroll deduction elections during each Offering Period). Any such change in payroll deductions shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of a new subscription agreement evidencing the new payroll deduction election (or such shorter or longer period as may be specified by the Administrator).
(d)    A Participant may suspend payroll deductions at any time during an Offering Period. Any such suspension of payroll deductions shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of a written notice of suspension (or such shorter or longer period as may be specified by the Administrator). In the event a Participant elects to suspend his or her payroll deductions with respect to an Offering Period, such Participant’s cumulative payroll deductions prior to the suspension shall remain in his or her account and shall be applied to the purchase of Shares on the next occurring Purchase Date and shall not be paid to such Participant unless he or she withdraws from participation in the Plan in accordance with Article 7. A Participant who suspends payroll deductions during an Offering Period shall not be permitted to resume contributions to the Plan during that Offering Period.
(e)    Except as otherwise determined by the Administrator, in its sole discretion from time to time and subject to the requirements of Section 423 of the Code, a Participant may participate in the Plan only by means of payroll deductions and may not make contributions by lump sum payment for any Offering Period.
5.3    Payroll Deductions. Except as otherwise determined by the Administrator, in its sole discretion from time to time, payroll deductions for a Participant shall commence with the first payroll following the Enrollment Date, and shall end with the last payroll in the Offering Period to which his or her authorization is applicable, unless sooner terminated by the Participant in accordance with Article 7.
5.4    Effect of Enrollment. A Participant’s completion of a subscription agreement will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant submits a new subscription agreement, withdraws from participation under the Plan in accordance with Article 7, or otherwise becomes ineligible to participate in the Plan.
5.5    Limitation on Purchase of Class A Common Stock. An Eligible Employee may be granted rights under the Plan only if such rights, together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate that exceeds $25,000 of Fair Market Value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code.
5.6    Decrease or Suspension of Payroll Deductions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5.5 (and any other limitations set forth in the Plan), a Participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares by reason of Section 423(b)(8) of the Code or Section 5.5 (or the other limitations set forth in the Plan) shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable following the Purchase Date.
5.7    Leave of Absence. During leaves of absence approved by the Company meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) under the Code, a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal payday equal to his or her authorized payroll deduction.

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Annex B: Amended and Restated 2015 Employee Stock Purchase Plan of AppFolio, Inc.
ARTICLE 6
GRANT AND EXERCISE OF RIGHTS
6.1    Grant of Rights. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted a right to purchase the maximum number of Shares that an Eligible Employee may purchase during each Offering Period, subject to the limits in Section 5.5, and shall have the right to buy, on each Purchase Date during such Offering Period, such number of Shares as is determined by dividing (a) such Participant’s payroll deductions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price. The right shall expire on the last day of the Offering Period or, if earlier, the date on which the Participant withdraws from participation in the Plan in accordance with Section 7.1 or Section 7.4.
6.2    Exercise of Rights. On each Purchase Date, each Participant’s accumulated payroll deductions will be automatically applied to the purchase of whole Shares of the Company, up to the maximum number of Shares permitted pursuant to the terms of the Plan or as determined by the Administrator in its sole discretion from time to time, at the Purchase Price. No fractional Shares shall be issued upon the exercise of rights granted under the Plan, unless the Administrator specifically provides otherwise. Any cash in lieu of fractional Shares remaining after the purchase of whole Shares upon exercise of a purchase right will be credited to a Participant’s account and carried forward and applied toward the purchase of whole Shares for the next following Offering Period.
6.3    Purchase of Shares. As soon as practicable following the applicable Purchase Date, the number of shares of Class A Common Stock purchased by a Participant pursuant to Section 6.2 shall be delivered (either in share certificate or book entry form), in the Company’s sole discretion, to either (i) the Participant or (ii) an account established in the Participant’s name at a stock brokerage or other financial services firm designated by the Company.
6.4    Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which rights are to be exercised may exceed (a) the number of Shares that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (b) the number of Shares available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Class A Common Stock are to be exercised pursuant to this Article 6 on such Purchase Date, and shall either (a) continue all Offering Periods then in effect, or (b) terminate any or all Offering Periods then in effect pursuant to Article 9. The Company may make a pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.
6.5     Withholding. At the time a Participant’s rights under the Plan are exercised, in whole or in part, or at the time some or all of the Class A Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the right or the disposition of the Class A Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Class A Common Stock by the Participant.
6.6    Conditions to Issuance of Class A Common Stock. The Company shall not be required to issue or deliver any certificates for, or make any book entries evidencing, Shares purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions:
(a)    The admission of such Shares to listing on the principal stock exchange, if any, on which the Class A Common Stock is then listed or admitted for trading; and
(b)    The completion of any registration or other qualification of such Shares under any state or federal law, or under the rules or regulations of the Securities and Exchange Commission, or any other governmental regulatory body that the Administrator shall, in its sole discretion, deem necessary or advisable; and

(c)    The obtaining of any approval, authorization or waiver from any state or federal governmental agency that the Administrator shall, in its sole discretion, determine to be necessary or advisable; and
(d)    The payment to the Company of all amounts that it is required to withhold under federal,

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Annex B: Amended and Restated Employee Stock Purchase Plan of AppFolio, Inc.
state or local law upon exercise of the rights, if any.
6.7    Holding Period. Unless otherwise determined by the Administrator, Shares issued on a Purchase
Date shall be subject to a one year holding period from the Purchase Date.

ARTICLE 7
WITHDRAWAL; CESSATION OF ELIGIBILITY
7.1     Withdrawal. A Participant may elect to withdraw from participation in the Plan at any time by giving written notice to the Company in a form acceptable to the Administrator no later than five (5) business days prior to the end of the Offering Period. All of the payroll deductions credited to the Participant’s account and not yet used to exercise his or her rights under the Plan shall be paid to the Participant as soon as reasonably practicable after receipt of the notice of withdrawal and such Participant’s rights for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of Shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the next Offering Period unless the Participant delivers a new subscription agreement to the Company.
7.2    Suspension. A Participant may suspend payroll deductions at any time during an Offering Period in accordance with Section 5.2(d). In the event a Participant elects to suspend his or her payroll deductions with respect to an Offering Period, such Participant’s cumulative payroll deductions prior to the suspension shall remain in his or her account and shall be applied to the purchase of Shares on the next occurring Purchase Date and shall not be paid to such Participant unless he or she withdraws from participation in the Plan in accordance with Section 7.1.
7.3    Future Participation. A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in subsequent Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.
7.4    Cessation of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan pursuant to this Article 7 and the payroll deductions credited to such Participant’s account during the Offering Period shall be paid to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 12.1, as soon as reasonably practicable, and such Participant’s rights for the Offering Period shall be automatically terminated.

ARTICLE 8
ADJUSTMENTS UPON CHANGES IN STOCK
8.1    Changes in Capital Structure. Subject to Section 8.3, in the event, after the Effective Date, of any stock dividend, stock split, combination or reclassification of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other similar corporate event affecting the Class A Common Stock, the Administrator may make such proportionate adjustments, if any, as the Administrator in its sole discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and type of Shares (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments to the limitations in Section 3.1), (b) the Purchase Price with respect to any outstanding rights, and (c) the class(es) and number of shares and price per Share subject to outstanding rights.
8.2    Other Adjustments. Subject to Section 8.3, in the event of any transaction or event described in Section 8.1, or any unusual or nonrecurring transactions or events affecting the Company or its outstanding capital stock (including, without limitation, any Change in Control), and whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events, or to give effect to changes in laws, regulations or principles, the Administrator, in its sole discretion and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions:
(a)    To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator;

97	2024 Proxy Statement

Annex B: Amended and Restated 2015 Employee Stock Purchase Plan of AppFolio, Inc.
(b)    To provide that the outstanding rights under the Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(c)    To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights that may be granted in the future;
(d) To provide that Participants’ accumulated payroll deductions may be used to purchase Class A Common Stock prior to the next scheduled Purchase Date on such date as the Administrator determines and that Participants’ rights under the ongoing Offering Period(s) shall terminate; and
(e) To provide that all outstanding rights shall terminate without being exercised.
8.3    No Adjustment Under Certain Circumstances. No adjustment or action described in this Article 8 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.
8.4    No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other Related Corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares that a Participant shall have the right to buy in any Offering Period or that are available for issuance under the Plan.

ARTICLE 9
AMENDMENT, MODIFICATION, SUSPENSION AND TERMINATION
9.1    Amendment, Modification, Suspension and Termination. The Administrator may amend, modify, suspend or terminate the Plan at any time and from time to time; provided, however, that approval by a vote of the holders of the outstanding shares of the Company’s capital stock entitled to vote shall be required to amend the Plan: (a) to increase the aggregate number, or change the type, of Shares that may be sold pursuant to rights under the Plan under Section 3.1 (other than an adjustment as provided by Article 8), (b) to change the scope of the Participants under the Plan, (c) to change the Plan in any manner that would cause the Plan to no longer be an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, (d) if required by the applicable rules or continued listing requirements adopted by The NASDAQ Stock Market or the principal exchange on which the Shares are then listed or admitted for trading, or (e) change the Plan in any manner that would be considered the adoption of a new plan within the meaning of Treasury regulation Section 1.423-2(c)(4). No rights may be granted under the Plan during any period of suspension.
9.2    Certain Changes to Plan. Without obtaining stockholder consent, without regard to whether any Participant’s rights may be considered to have been adversely affected, and to the extent permitted by Section 423 of the Code, the Administrator may, in its sole discretion, (a) change the commencement date of or terminate Offering Periods, (b) change the duration of Offering Periods, (c) limit the frequency and/or number of changes in the amount withheld during an Offering Period, (d) calculate the Compensation amount for any Eligible Employee, (e) establish the maximum amount of Compensation for which payroll deductions can be made, (f) set the time for delivery of notices under the Plan, (g) permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of payroll withholding elections, (h) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and (i) establish such other limitations or procedures as the Administrator determines to be advisable, in its sole discretion, that are consistent with the Plan.
9.3    Unfavorable Financial or Accounting Consequences. Without obtaining stockholder consent, in the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial or accounting consequences, the Administrator may, in its sole discretion, modify or amend the Plan to reduce or eliminate such accounting or financial consequence including, but not limited to, (a) altering the calculation of the Purchase Price for any Offering Period, including an Offering Period underway at the time of the change in Purchase Price, and (b) modifying the duration of any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the

98	2024 Proxy Statement

Annex B: Amended and Restated Employee Stock Purchase Plan of AppFolio, Inc.
time of the change in the Offering Period. 9.4 Payments Upon Termination of Plan. Upon termination of the Plan, the balance in each Participant’s account shall be refunded as soon as practicable after such termination. Additionally, the Administrator may, in its discretion, shorten the current Offering Period such that the Purchase Date for such Offering Period occurs prior to the termination of the Plan.

ARTICLE 10
STOCKHOLDER APPROVAL
10.1    Stockholder Approval. The Plan will be subject to approval by the stockholders, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board. No right may be granted under the Plan prior to such stockholder approval.

ARTICLE 11
ADMINISTRATION
11.1    Administrator. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to the Committee, which shall 11 consist of two (2) or more members of the Board. For purposes of this Plan, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee. Each of the members of the Committee shall meet the independence requirements under the then applicable rules or continued listing requirements adopted by The NASDAQ Stock Market or the principal exchange on which the Shares are then listed or admitted for trading. Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Committee may delegate administrative tasks under the Plan to the services of an Agent and/or Employees to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Participant.
11.2    Authority of Administrator. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan (including, without limitation, in Article 9) or by law, the Administrator shall have full power and authority to: (a) determine the persons to whom, and the time or times at which, rights to purchase Shares shall be granted under the Plan and the provisions of each offering of such rights (which need not be identical), (b) interpret the Plan and the rights granted under it, (c) establish, amend and revoke rules and regulations for the administration of the Plan, (d) correct any defect or omission, or reconcile any inconsistency in the Plan, (e) amend the Plan as provided in Article 9, (f) exercise such powers and perform such acts as the Administrator deems necessary to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code, (g) impose a mandatory holding period pursuant to which Employees may not dispose of or transfer Shares purchased under this Plan for a period of time determined by the Administrator in its discretion, and (h) make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants.
11.3    Expenses. All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may, with the approval of the Committee, employ attorneys, consultants, accountants, brokerage firms, banks, financial institutions or other persons. The Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company and all other interested persons.
11.4    Limitation on Liability. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company to whom duties are delegated under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Plan.

99	2024 Proxy Statement

Annex B: Amended and Restated 2015 Employee Stock Purchase Plan of AppFolio, Inc.
ARTICLE 12
MISCELLANEOUS
12.1    Restriction upon Assignment. A right granted under the Plan shall not be transferable other than by will or the applicable laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder.
12.2    Rights as a Stockholder. Participant shall not be deemed to be a holder of, or to have any of the rights of a holder with respect to, Shares subject to a right granted under the Plan unless and until such Shares have been issued to the Participant in accordance with Section 6.3, the Company’s transfer agent shall have transferred the Shares to Participant, and Participant’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, Participant shall have full voting, dividend and other ownership rights with respect to such Shares.
12.3    Interest. In no event shall interest accrue on the payroll deductions of a Participant under the Plan.
12.4    Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
12.5    Application of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.
12.6    Account Statements. Individual accounts shall be maintained for each Participant in the Plan. Statements of individual accounts shall be given to Participants at least annually, which statements shall set forth the amount of payroll deductions made, the Purchase Price paid, the number of Shares purchased, and the remaining cash balance, if any. The Committee may delegate responsibility to prepare and distribute the account statements to an Agent and/or Employees.
12.7    No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Eligible Employee or Participant to be consideration for, or an inducement to, or a condition of, the employment of any Eligible Employee or Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Related Corporation or to interfere with the right of the Company or any Related Corporation to discharge any Eligible Employee or Participant at any time.
12.8    Effect Upon Other Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in the Plan shall be construed to limit the right of the Company to establish any other forms of incentives or compensation for Employees of the Company or any Related Corporation.
12.9    Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and the participation in the Plan by any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemption rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
12.10    Notice of Disposition of Shares. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of a right under the Plan if such disposition or transfer is made: (a) within two years from the Enrollment Date of the Offering Period in which the Shares were purchased or (b) within one year after the Purchase Date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer, the amount and type of consideration realized (cash, other property, assumption of indebtedness or other consideration) by the Participant in such disposition or other transfer, and such additional information as may be requested by the Administrator.
12.11    Equal Rights and Privileges. All Eligible Employees of the Company and any Related Corporation shall have equal rights and privileges under this Plan to the extent required under Section 423 of the Code so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Any provision of this Plan that is inconsistent with Section 423 of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code.
12.12    Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

100	2024 Proxy Statement

Annex B: Amended and Restated Employee Stock Purchase Plan of AppFolio, Inc.
12.13    Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which a Participant has access).
12.14    Section 409A of the Code. The Plan and the rights to purchase Shares granted pursuant to offerings thereunder are intended to be exempt from the application of Section 409A of the Code. Notwithstanding any provision of the Plan to the contrary, if the Administrator determines that any right to purchase Shares granted under the Plan may be or become subject to Section 409A of the Code or that any provision of the Plan may cause a right to purchase Shares granted under the Plan to be or become subject to Section 409A of the Code, the Administrator may adopt such amendments to the Plan and/or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions as the Administrator determines are necessary or appropriate to avoid the imposition of taxes under Section 409A of the Code, either through compliance with the requirements of Section 409A of the Code or with an available exemption therefrom.

101	2024 Proxy Statement

APPFOLIO, INC.
70 CASTILIAN DRIVE
SANTA BARBARA, CA 93117

SCAN TO
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DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR each of the following director nominees:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Class III Directors

Nominees

01) Timothy Bliss 02) Shane Trigg 03) Winifred Webb

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the Annual Meeting, or at any adjournment or postponement thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date   Signature (Joint Owners) Date

0000639518_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and our 2023 Annual Report on Form 10-K are available at www.proxyvote.com

APPFOLIO, INC.
2024 Annual Meeting of Stockholders
June 14, 2024, 9:00 AM Pacific Daylight Time
This proxy is solicited by the Board of Directors of AppFolio, Inc.

The stockholder(s) hereby appoint(s) Shane Trigg and Fay Sien Goon, or either of them individually, as proxies, each with the full legal power to appoint his or her substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and Class B Common Stock of AppFolio, Inc. that the stockholder(s) is/are entitled to vote at the 2024 Annual Meeting of Stockholders to be held at 9:00 AM, Pacific Daylight Time on June 14, 2024, virtually via the Internet at www.virtualshareholdermeeting.com/APPF2024, or at any adjournment or postponement thereof.

This proxy card, when properly executed, will be voted in the manner directed herein. If no such direction is made, but the proxy card is signed, this proxy card will be voted in accordance with the Board of Directors' recommendations.

0000639518_2 R1.0.0.6

Continued and to be signed on reverse side

Your **Vote** Counts!

APPFOLIO, INC.

2024 Annual Meeting

Vote by June 13, 2024

11:59 PM ET

appfolio

APPFOLIO, INC.
70 CASTILIAN DRIVE
SANTA BARBARA, CA 93117

You invested in APPFOLIO, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 14, 2024.**

Get informed before you vote

View the Notice & Proxy Statement, our 2023 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 14, 2024
9:00 AM PDT

Virtually at:
www.virtualshareholdermeeting.com/APPF2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Class III Directors **Nominees:** 01) Timothy Bliss 02) Shane Trigg 03) Winifred Webb	For
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	For
3.	Advisory approval of the compensation of our named executive officers.	For
4.	Approve the AppFolio, Inc. 2025 Omnibus Incentive Plan.	For
5.	Approve the AppFolio, Inc. 2025 Employee Stock Purchase Plan.	For

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the Annual Meeting, or at any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.